        As filed with the Securities and Exchange Commission on May 1, 1998
                                                       1933 Act File No. 2-63825
                                                      1940 Act File No. 811-2913


--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
--------------------------------------------------------------------------------


                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
                           Post-Effective Amendment No. 27

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
                                   Amendment No. 27

--------------------------------------------------------------------------------
                           DRESDNER RCM CAPITAL FUNDS, INC.
                               Four Embarcadero Center
                           San Francisco, California  94111
                                    (415) 954-5400
--------------------------------------------------------------------------------

         Richard W. Ingram, President, Treasurer and Chief Financial Officer
                          Dresdner RCM Capital Funds, Inc.
                              Four Embarcadero Center
                          San Francisco, California  94111
                                   (800) 726-7240

                       (Name and Address of Agent for Service)

                                      Copies to:
    Timothy B. Parker, Deputy General                Michael Glazer
                 Counsel
    Dresdner RCM Global Investors LLC     Paul, Hastings, Janofsky & Walker LLP
         Four Embarcadero Center                 555 South Flower Street
    San Francisco, California  94111         Los Angeles, California  90071


     Shares of Capital Stock Offered:  Par Value $.0001 per share.

     It is proposed that this filing will become effective:

     [ x ]     Immediately upon filing pursuant to paragraph (b)
     [   ]     On _________________ pursuant to paragraph (b)
     [   ]     60 days after filing pursuant to paragraph (a)(1)
     [   ]     On _________________ pursuant to paragraph (a)(1)
     [   ]     75 days after filing pursuant to paragraph (a)(2)
     [   ]     On _________________ pursuant to paragraph (a)(2) of rule 485

                          DRESDNER RCM CAPITAL FUNDS, INC.
                          DRESDNER RCM GROWTH EQUITY FUND
                            DRESDNER RCM SMALL CAP FUND
                                CROSS REFERENCE SHEET
                 BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
                 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER OF PART A OF FORM N-1A         CAPTIONS IN COMBINED PROSPECTUS AND
                                           STATEMENT OF ADDITIONAL INFORMATION

1.  Cover Page                             Cover Page

2.  Synopsis                               Synopsis; Summary of Fees and
                                           Expenses

3.  Condensed Financial Information        Financial Highlights

4.  General Description of Registrant      Investment Objective and Policies;
                                           Investment and Risk Considerations;
                                           Description of Capital Stock

5.  Management of the Fund                 The Investment Manager

5A.  Management's Description of Fund      *
     Performance

6.  Capital Stock and Other Securities     Dividends, Distributions and Tax
                                           Status; Description of Capital Stock

7.  Purchase of Securities Being Offered   How to Purchase Shares

8.  Redemption or Repurchase               Redemption of Shares

9.  Pending Legal Proceedings              *








---------------------------
*Not applicable

                          DRESDNER RCM CAPITAL FUNDS, INC.
                          DRESDNER RCM GROWTH EQUITY FUND
                            DRESDNER RCM SMALL CAP FUND
                                CROSS REFERENCE SHEET
                 BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
                 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                    (CONTINUED)

ITEM NUMBER OF PART B OF FORM N-1A         CAPTIONS IN COMBINED PROSPECTUS AND
                                           STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page                            Cover Page

11.  Table of Contents                     Table of Contents

12.  General Information and History       Description of Capital Stock

13.  Investment Objectives and             Investment Objective and Policies;
     Policies                              Investment and Risk Considerations;
                                           Investment Restrictions

14.  Management of the Fund                Directors and Officers

15.  Control Persons and Principal         Description of Capital Stock
     Holders of                            Securities

16.  Investment Advisory and Other         The Investment Manager
     Services

17.  Brokerage Allocation                  Execution of Portfolio Transactions

18.  Capital Stock and Other               Redemption of Shares; Description of
     Securities                            Capital Stock

19.  Purchase, Redemption and Pricing      How to Purchase Shares; Net Asset
     of Securities Being Offered           Value; Redemption of Shares

20.  Tax Status                            Dividends, Distributions and Tax
                                           Status

21.  Underwriters                          *

22.  Calculation of Performance Data       Investment Results

23.  Financial Statements                  Financial Highlights; Financial
                                           Statements

                          DRESDNER RCM CAPITAL FUNDS, INC.
                  DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A
                                CROSS REFERENCE SHEET
                 BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
                 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



ITEM NUMBER OF PART A OF FORM N-1A         CAPTIONS IN PROSPECTUS

1.  Cover Page                             Cover Page

2.  Synopsis                               Table of Contents; Overview; Summary
                                           of Fees and Expenses

3.  Condensed Financial Information        Financial Highlights

4.  General Description of Registrant      Dresdner RCM Global Funds;
                                           Investment Policies; Investment and
                                           Risk Considerations; General
                                           Information

5.  Management of the Fund                 Organization and Management

5A.  Management's Description of Fund      *
     Performance

6.  Capital Stock and Other Securities     Dividends, Distributions and Taxes;
                                           General Information

7.  Purchase of Securities Being Offered   Organization and Management; How to
                                           Purchase Shares

8.  Redemption or Repurchase               Redemption of Shares

9.  Pending Legal Proceedings              *







---------------------------
*Not applicable

                          DRESDNER RCM CAPITAL FUNDS, INC.
                  DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A
                               CROSS REFERENCE SHEET
                 BETWEEN ITEMS OF PART A AND B OF FORM N-1A AND THE
                 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                    (CONTINUED)

ITEM NUMBER OF PART B OF FORM N-1A         CAPTIONS IN PROSPECTUS AND STATEMENT
                                           OF ADDITIONAL INFORMATION

10.  Cover Page                            Cover Page

11.  Table of Contents                     Table of Contents

12.  General Information and History       *

13.  Investment Objectives and             Investment Objective and Policies;
     Policies                              Investment and Risk Considerations;
                                           Investment Restrictions

14.  Management of the Fund                Directors and Officers

15.  Control Persons and Principal         Directors and Officers; Description
     Holders of Securities                 of Capital Shares

16.  Investment Advisory and Other         The Investment Manager; The
     Services                              Distributor; Additional Information

17.  Brokerage Allocation                  Execution of Portfolio Transactions

18.  Capital Stock and Other               Description of Capital Shares
     Securities

19.  Purchase, Redemption and              How to Purchase Shares
     Pricing of Securities Being
     Offered

20.  Tax Status                            Dividends, Distributions and Tax
                                           Status

21.  Underwriters                          The Distributor

22.  Calculation of Performance Data       Investment Results

23.  Financial Statements                  Additional Information

                            ------------------------------
                   COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL
                                     INFORMATION
                            ------------------------------
                           DRESDNER RCM CAPITAL FUNDS, INC.
                               Four Embarcadero Center
                               San Francisco, CA  94111
                                    (415)954-5400
                            ------------------------------

DRESDNER RCM CAPITAL FUNDS, INC. (the "Company") is an open-end management investment company. The Company presently consists of three series, two of which are offered through this Combined document. The Dresdner RCM Growth Equity Fund (the "Growth Equity Fund") and the Dresdner RCM Small Cap Fund (the "Small Cap Fund") are referred to herein from time to time individually as a "Fund" and collectively as the "Funds."

Shares of the Funds may be purchased and redeemed at their net asset value without a sales or redemption charge. (See How to Purchase Shares and Redemptions of Shares.) THE COMPANY CURRENTLY OFFERS SHARES OF THE FUNDS SOLELY TO INSTITUTIONS AND INDIVIDUALS ("CLIENTS") WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR INVESTMENT ADVISORY AGREEMENT WITH THE FUNDS' INVESTMENT MANAGER, DRESDNER RCM GLOBAL INVESTORS LLC (THE "INVESTMENT MANAGER"). THE COMPANY EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. THE INVESTMENT MANAGER MAY FOR DISCRETIONARY ACCOUNT CLIENTS BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES OF THE FUNDS HELD BY SUCH CLIENTS, SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THOSE CLIENTS. (See Investment by Employee Benefit Plans.)


DRESDNER RCM GROWTH EQUITY FUND is a diversified, no-load series of the Company. Its investment objective is to seek appreciation of capital by investing, during normal conditions, at least 80% of its investments, and at least 65% of its total assets, in equity and equity-related securities of small- to medium-sized concerns, primarily common stocks. "Small- to medium-sized concerns" is defined as encompassing companies whose equity securities have a market capitalization not exceeding that of the largest company included in the Standard & Poor's MidCap 400 Index (the "S&P 400"). As of the date hereof, the S&P 400 includes companies with market capitalizations ranging from approximately $100 million to $17 billion.


DRESDNER RCM SMALL CAP FUND is a diversified, no-load series of the Company.
Its investment objective is to seek appreciation of capital by investing, during normal market conditions, at least 80% of its investments in equity and equity-related securities of small-sized concerns (common stocks, or securities convertible into common stocks). "Small-sized concerns" is defined as encompassing companies whose common stock of equity securities convertible into common stock have a total market capitalization, at the time of acquisition, of up to $750 million. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of such concerns. The Fund will sell securities whenever, as of the end of a calendar quarter, the issuer's market capitalization, exceeds $1.5 billion.


Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way, by Dresdner Bank AG or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency, and are subject to investment risks, including possible loss of principal amount invested.


This Combined Prospectus and Statement of Additional Information sets forth concisely the information about the Funds that prospective investors should know before investing. Investors should read this document and retain in for future use. There can be no assurance a Fund will meet its investment objective.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                -----------------------------------------------------
                The Date of this Combined Prospectus and Statement of
                       Additional Information is May 1, 1998
                -----------------------------------------------------

                                ----------------------
                                  TABLE OF CONTENTS
                                ----------------------
                                                                           Page

Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Summary of Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . .  3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

Investment Results . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .  8

Investment and Risk Considerations . . . . . . . . . . . . . . . . . . . . 14

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . 19

Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . 22

The Investment Manager . . . . . . . . . . . . . . . . . . . . . . . . . . 26

Execution of Portfolio Transactions. . . . . . . . . . . . . . . . . . . . 29

Investment by Employee Benefit Plans . . . . . . . . . . . . . . . . . . . 31

How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . . . 33

Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34

Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

Dividends, Distributions and Tax Status. . . . . . . . . . . . . . . . . . 36

Description of Capital Stock . . . . . . . . . . . . . . . . . . . . . . . 40

Stockholder Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . . . . 43

Safekeeping of Securities, Distributor, and Transfer and Redemption Agent. 43

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . 44

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . 46

APPENDIX A:  Certain Portfolio Management Techniques . . . . . . . . . . . 47

No person has been authorized to give any information or to make any representations other than those contained in this Combined Prospectus and Statement of Additional Information in connection with the offer contained in this Combined Prospectus and Statement of Additional Information, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any Fund. This Combined Prospectus and Statement of Additional Information is not an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                     -----------
                                       SYNOPSIS
                                     -----------

The following summary is qualified in its entirety by the detailed information contained elsewhere in this Prospectus and Statement of Additional Information (hereinafter this "Prospectus") and in the financial statements (including the notes thereto) appearing in the Annual Report to Shareholders for the Growth Equity Fund and the Small Cap Fund for the year ended December 31, 1997, each of which is incorporated by reference herein.
The Company is an open-end management investment company which is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Company presently consists of two diversified series, the Growth Equity Fund and the Small Cap Fund, and one non-diversified series, the International Growth Equity Fund. THE COMPANY, THROUGH THIS PROSPECTUS, CURRENTLY OFFERS SHARES OF THE GROWTH EQUITY FUND AND THE SMALL CAP FUND SOLELY TO INSTITUTIONS AND INDIVIDUALS ("CLIENTS") WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR INVESTMENT ADVISORY AGREEMENT WITH THE FUNDS' INVESTMENT MANAGER, DRESDNER RCM GLOBAL INVESTORS LLC (THE "INVESTMENT MANAGER"). THE COMPANY EXPECTS TO CONTINUE THIS POLICY IN THE FUTURE. THE INVESTMENT MANAGER MAY FOR DISCRETIONARY ACCOUNT CLIENTS BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES OF THE FUNDS HELD BY SUCH CLIENTS, SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THOSE CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.)


DRESDNER RCM GROWTH EQUITY FUND. The Growth Equity Fund's investment objective is to seek appreciation of capital by investing, during normal conditions, at least 80% of its investments, and at least 65% of its total assets, in equity and equity-related securities of small- to medium-sized concerns, primarily common stocks. (See INVESTMENT OBJECTIVE AND POLICIES.) Such investments are chosen primarily with regard to their potential for capital appreciation. Current income of securities in which the Fund has invested or may invest is considered only as part of total investment return and is not emphasized. "Small- to medium-sized concerns" is defined as encompassing companies whose equity securities have a market capitalization not exceeding that of the largest company included in the S&P 400. As of the date hereof, the S&P 400 includes companies with market capitalizations ranging from approximately $100 million to $17 billion. The Fund is not restricted in its purchases to securities that constitute a portion of the S&P 400.


DRESDNER RCM SMALL CAP FUND. The Small Cap Fund's investment objective is to seek appreciation of capital by investing, during normal market conditions, at least 80% of its investments in equity and equity-related securities of small-sized concerns (common stocks, or securities convertible into common stocks). Such investments are chosen with regard to their potential for capital appreciation. Current income from the Fund's investment portfolio is considered only as a part of total investment return and is not emphasized. "Small-sized concerns" is defined as encompassing companies whose common stock or equity securities convertible into common stock have a total market capitalization, at the time of acquisition, of up to $750 million. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of such concerns. The Fund will sell securities whenever, as of the end of a calendar quarter, the issuer's market capitalization exceeds $1.5 billion.



With net assets in excess of $750 million, the Fund is closed to new investors until such time as the Fund's net assets, at cost, are reduced by redemption to a level below $750 million. This restriction on new investments does not apply to reinvestments of dividends and capital gains distributions or additional investments by existing stockholders.


--------------------------------------------------------------------------------

Investments in small-sized concerns may involve greater risks than investments in larger or more established firms. These firms may have limited or unprofitable operating histories, limited financial resources and inexperienced management, and they may face competition from larger or more established firms that have greater resources. Their securities are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. (See INVESTMENT AND RISK CONSIDERATIONS.)

                      ------------------------------------------

The value of each Fund's shares will fluctuate because of the fluctuations in the value of securities in the Fund's portfolio. An investment in either of the Funds is not insured against loss of principal. The Funds are designed for that portion of a portfolio that can be appropriately invested in securities with greater risk but also greater potential for appreciation. There can be no assurance that a Fund will meet its investment objective.


Shares of each of the Funds are purchased without a sales charge. The minimum initial investment is $10,000. The minimum subsequent investment in each Fund is $1,000. National Financial Data Services acts as transfer and redemption agent for each Fund's shares. (See HOW TO PURCHASE SHARES and REDEMPTION OF SHARES.)



The Investment Manager is an investment adviser registered with the Securities and Exchange Commission, with principal offices in San Francisco, California. The Investment Manager, together with its predecessors, have over 25 years of experience in investing in equity and equity-related securities. The Investment Manager, together with its affiliates, currently provide investment management services to institutional and individual clients and registered investment companies with aggregate assets of approximately $60 billion.


Stockholder inquiries may be directed to the distributor, Funds Distributor, Inc., at 60 State Street, Suite 1300, Boston, Massachusetts 02109.












--------------------------------------------------------------------------------

                           --------------------------------
                             SUMMARY OF FEES AND EXPENSES
                           --------------------------------


                                                           Growth
                                                           Equity   Small Cap
                                                            Fund      Fund
                                                           ------    ------
STOCKHOLDER TRANSACTION EXPENSES
     All Sales Loads, and Redemption and Exchange Fees      None      None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

     Management Fees                                        0.75%     1.00%
     Other Expenses (Custodian)                             0.01%     0.01%
                                                           ------    ------
     Total Fund Operating Expenses                          0.76%     1.01%

          Hypothetical Example of
          Effect of Expenses
------------------------------------

You would pay the following total expenses on a $1,000
investment, assuming (1) a 5% annual return and
(2) redemption at the end of each time period.
     One Year                                                  $8       $10
     Three Years                                              $24       $32
     Five Years                                               $42       $55
     Ten Years                                                $94      $125

                               -----------------------


THIS EXAMPLE HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE REGULATIONS OF THE SEC, BASED ON THE EXPENSES OF THE FUNDS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND/OR RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN. The purpose of the above table is to give you information in order to understand various costs and expenses of the Funds that an investor may bear directly or indirectly. For more information concerning fees and expenses of the Funds, see FINANCIAL HIGHLIGHTS, THE INVESTMENT MANAGER, EXECUTION OF PORTFOLIO TRANSACTIONS, and DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.

In accordance with applicable SEC regulations, this example assumes that: (1) the percentage amounts listed under Annual Fund Operating Expenses remain the same in each year of the one, three, five, and ten year periods; (2) the amount of each Fund's assets remains constant at the level at the end of its most recently completed fiscal year; and (3) all dividends and distributions will be reinvested by the stockholder. This example also reflects recurring fees charged to all investors. SEC regulations require that the example


--------------------------------------------------------------------------------
be based on a $1,000 investment, although the minimum initial investment is actually $10,000. (See HOW TO PURCHASE SHARES.)

The Funds are each responsible for the payment of certain of their operating expenses, including: brokerage and commission expenses; taxes levied on the Fund; interest charges on borrowings (if any); charges and expenses of the custodian; and payment of investment management fees due to the Investment Manager. The Investment Manager is responsible for all of the other ordinary operating expenses incurred by the Funds (e.g., legal and audit fees, and SEC and "Blue Sky" registration expenses), including its proportionate share of the compensation of the Company's directors. (See THE INVESTMENT MANAGER.) Each Fund's expenses are charged against its assets. The Company's general expenses are allocated among its series in a manner proportionate to the net assets of each series, on a transactional basis or on such other basis as the Board of Directors deems equitable.

Each client of the Investment Manager who is also a stockholder of either of the Funds will pay, through the Fund or Funds in which it is a stockholder, a fee to the Investment Manager on the portion of its assets invested in shares of the Funds. However, any such clients will not pay additional fees to the Investment Manager on the portions of their assets invested in any of the Funds. A client's assets not invested in shares of any of the Funds will be subject to fees in accordance with the investment management agreement or investment advisory agreement between the client and the Investment Manager. Clients who invest in shares of either of the Funds generally will pay an aggregate fee which is higher than that paid by other clients not invested in either Fund. (See INVESTMENT MANAGER and INVESTMENT BY EMPLOYEE BENEFIT PLANS.)














--------------------------------------------------------------------------------

                                 FINANCIAL HIGHLIGHTS
                           DRESDNER RCM GROWTH EQUITY FUND

The following information relating to Growth Equity Fund has been audited by Coopers & Lybrand L.L.P , independent accountants, as stated in their opinion appearing in the Dresdner RCM Capital Funds, Inc. 1997 Annual Report to Shareholders (which has been Incorporated herein by reference). This information should be read in conjuction with the financial statements and related notes, vhich are included in the Annual Report to Shareholders.





For a share outstanding throughout each
fiscal year ended December 31                            1997(1)       1996(1)(2)        1995          1994         1993
                                                       ----------      ----------     ----------    ----------   ----------
PER SHARE OPERATING PERFORMANCE: (2)
   Net asset value, beginning of period                $    6.40       $    9.13      $    7.89     $   10.42    $   10.97
                                                       ----------      ----------     ----------    ----------   ----------
   Net investment income (loss)                            (0.01)          (0.01)          0.02          0.03         0.04
   Net realized and unrealized gain (loss)
     on investmets                                          1.08            1.59           2.65          0.01         1.08
                                                       ----------      ----------     ----------    ----------   ----------
   Net increase (decrease) in net asset value               1.07            1.58           2.68          0.04         1.12
     resulting from investment operations              ----------      ----------     ----------    ----------   ----------

   Distributions:
     Net investment income                                 (0.00)          (0.00)         (0.02)        (0.03)       (0.04)
     Net realized gain on investments                      (1.24)          (4.31)         (1.42)        (2.54)       (1.63)
                                                       ----------      ----------     ----------    ----------   ----------
       Total distributions                                 (1.24)          (4.31)         (1.44)        (2.57)       (1.67)
                                                       ----------      ----------     ----------    ----------   ----------

NET ASSET VALUE, END OF PERIOD                         $    6.23       $    6.40      $    9.13     $    7.89    $   10.42
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

TOTAL RETURN (3)                                           17.50%          19.07%         34.53%         0.76%       10.72%
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $     961       $     896      $   1,325     $   1,365    $   2,049
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

Ratio of expenses to average net assets                     0.76%           0.84%          0.76%         0.83%        0.80%
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

Ratio of net investment income to
   average net assets                                      (0.17%)         (0.12%)         0.22%         0.22%        0.30%
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

Portfolio turnover                                        155.10%         115.89%         96.46%       111.06%       67.00%
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

Average commission rate paid per share (4)             $  0.0564       $  0.0571              -             -           -
                                                       ----------      ----------
                                                       ----------      ----------



For a share outstanding throughout each
fiscal year ended December 31                             1992            1991           1990         1989          1988
                                                       ----------      ----------     ----------    ----------   ----------
PER SHARE OPERATING PERFORMANCE: (2)
   Net asset value, beginning of period                $   11.54       $    8.49      $    9.12     $    8.00    $    7.09
                                                       ----------      ----------     ----------    ----------   ----------
   Net investment income (loss)                             0.07            0.09           0.15          0.16         0.11
   Net realized and unrealized gain (loss)
     on investments                                         0.71            3.93          (0.53)         1.98         1.36

                                                       ----------      ----------     ----------    ----------   ----------
   Net increase (decrease) in net asset value               0.78            4.02          (0.38)         2.14         1.47
     resulting from investment operations              ----------      ----------     ----------    ----------   ----------

   Distributions:
     Net investment income                                 (0.07)          (0.09)         (0.17)        (0.16)       (0.12)
     Net realized gain on investments                      (1.28)          (0.89)         (0.08)        (0.86)       (0.44)
                                                       ----------      ----------     ----------    ----------   ----------
       Total distributions                                 (1.35)          (0.98)         (0.25)        (1.02)       (0.56)
                                                       ----------      ----------     ----------    ----------   ----------

NET ASSET VALUE, END OF PERIOD                         $   10.97       $   11.54      $    8.49     $    9.12    $    8.00
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

TOTAL RETURN (3)                                            7.03%          48.23%         (4.13%)       26.87%       20.86%
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $   2,122       $   2,138      $   1,300     $   1,264    $     964
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

Ratio of expenses to average net assets                     0.80%           0.70%          0.80%         0.70%        0.70%
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

Ratio of net investment income to                           0.60%           0.90%          1.80%         1.80%        1.80%
   average net assets                                  ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

Portfolio turnover                                         56.80%          62.70%         50.00%        70.80%       64.70%
                                                       ----------      ----------     ----------    ----------   ----------
                                                       ----------      ----------     ----------    ----------   ----------

Average commission rate paid per share (4)                   -                -              -             -            -




-------------------------
(1)  Calculated using the average share method.
(2) Stock split 25:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(3) Total return measures the change in value of an investment over the period indicated.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in varioius markets where trading practices and commission rate structures may differ.


--------------------------------------------------------------------------------

                                 Financial Highlights
                             Dresdner RCM Small Cap Fund

The following information relating to Small Cap Fund has been audited by Coopers & Lybrand LLP., independent accountants, as stated in their opinion apppearing in the Dresdner RCM Capital Funds, Inc. 1997 Annual Report to Shareholders (which has been incorporated herein by reference). This information should be read in conjunction with the financial statements and related notes, which are included in the Annual Report to Shareholders.





For a share outstanding throughout each
fiscal year ended December 31                                 1997(1)   1996(1)(2)      1995       1994         1993        1992
                                                            ----------  ----------   ----------  ----------  ----------  ----------
PER HARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $   11.77   $   11.35    $    9.42   $   10.41   $   10.15   $    8.33
                                                            ----------  ----------   ----------  ----------  ----------  ----------
   Net investment income (loss)                                 (0.08)      (0.08)       (0.04)      (0.04)      (0.00)       0.03
   Net realized and unrealized gain (loss) on investments        2.29        3.82         3.21       (0.20)       0.91        1.82
     resulting from investment operations                   ----------  ----------   ----------  ----------  ----------  ----------
   Distributions:
     Net investment income                                      (0.00)      (0.00)       (0.00)      (0.00)      (0.00)      (0.03)
     Net realized gain on invstments                            (2.32)      (3.32)       (1.24)      (0.75)      (0.65)      (0.03)
                                                            ----------  ----------   ----------  ----------  ----------  ----------
       Total distributions                                      (2.32)      (3.32)       (1.24)      (0.75)      (0.65)      (0.03)
                                                            ----------  ----------   ----------  ----------  ----------  ----------

NET ASSET VALUE, END OF PERIOD                              $   11.66   $   11.77    $   11.35   $    9.42   $   10.41   $   10.15
                                                            ----------  ----------   ----------  ----------  ----------  ----------
                                                            ----------  ----------   ----------  ----------  ----------  ----------

TOTAL RETURN (3)                                                19.49%      34.39%       34.08%      (2.16%)      9.20%      22.14%
                                                            ----------  ----------   ----------  ----------  ----------  ----------
                                                            ----------  ----------   ----------  ----------  ----------  ----------

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in millions)                     $     661   $     569    $     410   $     416   $     660   $     458
                                                            ----------  ----------   ----------  ----------  ----------  ----------
                                                            ----------  ----------   ----------  ----------  ----------  ----------

Ratio of expenses to average net assets                          1.02%       1.00%        1.01%       1.11%       0.90%       0.70%
                                                            ----------  ----------   ----------  ----------  ----------  ----------
                                                            ----------  ----------   ----------  ----------  ----------  ----------

Ration of net investment income (loss) to average net assets    (0.68%)     (0.58%)      (0.22%)     (0.33%)      0.00%       0.40%
                                                            ----------  ----------   ----------  ----------  ----------  ----------
                                                            ----------  ----------   ----------  ----------  ----------  ----------

Portfolio turnover                                             117.64%     117.00%       83.91%     117.71%      80.00%      72.00%
                                                            ----------  ----------   ----------  ----------  ----------  ----------
                                                            ----------  ----------   ----------  ----------  ----------  ----------

Average commission rate paid per share (4)                  $   0.510   $  0.0538            -           -           -           -
                                                            ----------  ----------
                                                            ----------  ----------



-------------------------
(1)  Calculated using the average share method.
(2) Stock split 25:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(3) Total return measures the change in value of an investment over the period indicated.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in varioius markets where trading practices and commission rate structures may differ.



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                                        Page 6

                                 --------------------
                                  INVESTMENT RESULTS
                                 --------------------

Each Fund may, from time-to-time, include information on its investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements or in reports furnished to present or prospective stockholders. See ADDITIONAL INFORMATION for a brief description of these comparisons. Investment results will include information calculated on a total return basis in the manner set forth below.

Average total return ("T") is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are paid at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                          n
                                    P(1+T)  = ERV

The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period.

This formula reflects the following assumptions: (1) all share sales at net asset value, without a sales load deduction from the $1,000 initial investment;
(2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by utilizing ending values as determined above.


Average annual total returns of the Growth Equity Fund, for the one, five, and ten year periods ended December 31, 1997 were 17.50%, 15.99%, and 17.22%, respectively. Average annual total returns of the Small Cap Fund for the one and five year periods ended December 31, 1997, and since inception, were 19.49%, 18.13% and 18.79%, respectively.


In addition, in order to represent its performance more completely or to compare such performance to other measures of investment return more accurately, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly linked total returns computed on the percentage changes of the month-end net asset values of such Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted.

Each Fund's investment results will vary from time-to-time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with the Fund's investment objective and policies.


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                          ----------------------------------
                          INVESTMENT OBJECTIVES AND POLICIES
                          ----------------------------------

The investment objective of each Fund is to seek capital appreciation by investing in certain types of equity and equity-related securities. "Equity and equity-related securities," includes common stock, preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices. For this purpose, cash and cash equivalents, and receivables and related items, are not considered to be investments in equity and equity-related securities. Each Fund's investments in equity and equity-related securities are chosen primarily with regard to their potential for capital appreciation. Current income from each Fund's investment portfolio is considered only as a part of total return and is not emphasized.

GROWTH EQUITY FUND


The Growth Equity Fund is designed to provide investors with a vehicle for investment primarily in a diversified group of equity and equity-related securities of small- to medium-sized concerns. The Fund seeks to achieve its investment objective by investing, during normal conditions, at least 80% of its investments, and at least 65% of its total assets, in equity and equity-related securities of small- to medium-sized concerns, primarily common stocks. The Fund's investment objective is fundamental and cannot be changed without stockholder approval. "Small- to medium-sized concerns" is defined as encompassing companies whose equity securities have a market capitalization not exceeding that of the largest company included in the S&P 400. As of the date hereof, the S&P 400 includes companies with market capitalizations ranging from approximately $100 million to $17 billion. The Fund is not restricted in its purchases to securities that are included in the S&P 400, nor will the Fund be required to sell portfolio securities solely on account of the fact that the market capitalization of the issuer's equity securities has exceeded that of the largest company in the S&P 400.


SMALL CAP FUND

The Small Cap Fund is designed to provide investors with a vehicle for investment primarily in a diversified group of equity and equity-related securities of small-sized concerns. The Fund seeks to achieve its investment objective by investing, during normal conditions, at least 80% of its investments in equity and equity-related securities of small-sized concerns (common stocks or securities convertible into common stocks). "Small-sized concerns" is defined as encompassing companies whose equity securities have a total market capitalization of up to $750 million at the time of acquisition. The Fund's investment objective is fundamental and cannot be changed without stockholder approval. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of such concerns.

Under normal market conditions, the Fund will not purchase equity and equity-related securities of companies whose equity securities have a total market capitalization of greater than $1 billion at the time of acquisition. The market capitalization of each issuer's equity securities will be evaluated on a quarterly basis. The Fund will not be required to sell portfolio securities solely on account of the fact that the market capitalization of the issuer's equity securities has exceeded $1 billion, or be prevented from purchasing or be required to sell other portfolio securities as a result of such change. However, the Fund will sell portfolio securities whenever, as of the end of a calendar quarter, the issuer's market capitalization exceeds $1.5 billion. There is no minimum market capitalization for an issuer's equity securities to be considered an appropriate investment for the Fund. Although the market capitalization of portfolio securities at the time of purchase is used for compliance purposes, the Fund anticipates that the average market capitalization of the portfolio at market value will approximate $300 million to $400 million and that the average market capitalization of the portfolio at market value will not exceed $500 million.


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As of the date of this Prospectus, the Fund is closed to new investors until such time as the Fund's net assets, at cost, are reduced by redemption, changes in market value or otherwise to a level below $750 million. This restriction on new investments does not apply to reinvestments of dividends and capital gains distributions or to additional investments by existing stockholders.


                    ---------------------------------------------

The Funds are designed as investments for employee benefit plans and other tax-exempt investors. ALTHOUGH TAXABLE INDIVIDUALS AND INSTITUTIONS ARE PERMITTED TO INVEST IN EACH FUND, PROSPECTIVE TAXABLE INVESTORS NEED TO BE AWARE THAT THE FUNDS' INVESTMENT MANAGER WILL NOT CONSIDER THE TAX EFFECT OF CAPITAL GAIN OR LOSS RECOGNITION OR ANY DIFFERENCE IN THE TREATMENT OF LONG- AND SHORT-TERM CAPITAL GAINS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHEN MAKING INVESTMENT DECISIONS FOR THE FUNDS' PORTFOLIOS. (See DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.) The Funds may invest in securities on either a long-term or short-term basis. There can be no assurance that any Fund's investment objective will be achieved.

The Funds may invest in securities on either a long-term or short-term basis. Each Fund may invest with the expectation of short-term capital appreciation if the Investment Manager believes that such action will benefit the Fund's stockholders. Each Fund may also sell securities that have been held on a short-term basis if the Fund's investment objective for such securities has been achieved or if other circumstances make the sale of such securities advisable. This may result in a taxable stockholder paying higher income taxes than would be the case with investment companies emphasizing the realization of long-term capital gains. Because the Investment Manager will purchase and sell some securities for each Fund's portfolio without regard to the length of the holding period for such securities, it is possible that a Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their funds for long-term capital appreciation or generation of current income. Although the Investment Manager does not generally intend to trade on behalf of either of the Funds for short-term profits, securities in the Funds' portfolios will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held. Turnover will be influenced by sound investment practices, each Fund's investment objective, and the need for funds for the redemption of each Fund's shares.


PORTFOLIO TURNOVER. The Investment Manager anticipates that annual portfolio turnover rate of the Growth Equity Fund and Small Cap Fund should not exceed 90%, but the turnover rate will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. A 90% portfolio turnover rate would occur if the value of purchases OR sales of portfolio securities (whichever is less) for a year (excluding purchases of U. S. Treasury issues and securities within a maturity of one year or less) were equal to 90%, respectively, of the average monthly value of the securities held by the relevant Fund during such year. A higher portfolio turnover rate would increase aggregate brokerage commission expenses, which must be borne directly by a Fund and ultimately by the Fund's stockholders. (See EXECUTION OF PORTFOLIO TRANSACTIONS.)


INVESTMENT CRITERIA. In determining whether securities of particular issuers are believed to have the potential for capital appreciation, the Investment Manager evaluates the fundamental value of each enterprise, as well as its prospects for growth. Because current income is not the investment objective of the Funds, neither Fund will restrict its investments in equity securities to those issuers with a record of dividend payments. In evaluating particular foreign investment opportunities, the Investment Manager may consider such factors, in addition to those described above, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular company is located. When the Investment Manager


--------------------------------------------------------------------------------
believes it would be appropriate and useful, the Investment Manager's personnel may visit company headquarters and plant sites to assess a company's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities. Other of the Investment Manager's investment criteria are described in the introductory paragraphs of INVESTMENT OBJECTIVE AND POLICIES above.

When business or financial conditions warrant, the Investment Manager temporarily may take a defensive position and invest, without regard to a Fund's other investment policies, up to 100% of the assets of the Fund in one or more of the following: (1) cash or cash equivalents having a maturity date no more than one year from the date of acquisition; or (2) obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities having a maturity date no later than five years from the date of acquisition. Other than as described below under INVESTMENT RESTRICTIONS, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. Financial instruments of this nature include certificates of deposit, bankers' acceptances, repurchase agreements, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Repurchase agreements involve transactions by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

INVESTMENT IN FOREIGN SECURITIES. Each Fund may invest in foreign securities, including securities of issuers that are organized or headquartered in emerging market countries, as described in further detail below. Under normal market conditions, neither Fund will invest in foreign securities if investment therein, at the time of purchase, would cause more than 10% of the value of the Fund's total assets to be invested in foreign securities. For purposes of each Fund's investment objective and policies, the term "foreign equity and equity-related securities" is deemed to include (i) equity and equity-related securities of companies that are organized or headquartered, or whose operations principally are conducted, outside of the United States, (ii) equity and equity-related securities that are principally traded outside of the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted, and (iii) securities of other investment companies investing exclusively in such equity and equity-related securities.

In addition to direct investments in foreign companies, each Fund may invest in securities of foreign companies in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts for shares of foreign companies that typically are issued by U.S. banks and entitle the holder to all dividends and capital gains associated with the ordinary shares. These securities may not be denominated in the same currency as the underlying securities that they represent. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets, either on exchanges or over-the-counter. Where it is possible to invest in an ADR or to invest directly in the underlying security, the Investment Manager will evaluate which investment opportunity is preferable, based on relative trading volume, anticipated liquidity, differences in currency risk, and other factors.

Depositary receipts may have risks that are similar to those of foreign equity securities. (See INVESTMENT AND RISK CONSIDERATIONS -- DEPOSITARY RECEIPTS.) Therefore, for purposes of each Fund's investment policies and restrictions, depositary receipts will be treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered. An illiquid depositary receipt will be treated as an illiquid security for purposes of each Fund's restriction on the purchase of such securities, unless the depositary receipt is convertible by the Fund within seven days into cash.


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Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the U.S. and developed foreign countries, and thus that the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. See INVESTMENT AND RISK CONSIDERATIONS--EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities. In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign country currencies. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Neither Fund may invest more than 5% of the value of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. In addition, the laws of some foreign countries may make it difficult or impossible for the Funds to invest directly in issuers organized or headquartered in those countries, or may place limitations on such investment. Therefore, the only practical means of investment may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In such cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries, there is no limit on the total investment by either Fund in securities of other investment companies. To the extent that a Fund invests in other investment companies, the Fund would bear its proportionate share of any management or administration fees paid by investment companies in which it invests, and would continue to pay its own management fees and other expenses.

CURRENCY MANAGEMENT. Subject to each Fund's restriction on investment in foreign securities, securities purchased by the Funds may be denominated in foreign currencies, or multinational currency units such as the European Currency Unit (a "basket" comprised of specified amounts of currencies of certain of the members of the European Community), as well as U.S. dollars. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks insependent of its security positions.

OTHER PORTFOLIO INVESTMENTS. Each Fund has the authority, under normal market conditions, to invest up to 20% of its total assets in U.S. Government obligations. U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality.

As of the date of this Prospectus, the Investment Manager does not intend to purchase U.S. or foreign securities (other than cash-equivalent instruments with a maturity of one year or less or U.S. equity securities on behalf of either of the Funds), except on an occasional basis when the Investment Manager believes that unusually attractive investments are available. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Each Fund retains the flexibility to assume a temporary defensive posture during times when the Investment Manager believes such posture is warranted, including times involving international, political, or economic uncertainty. Each Fund may hold part or all of its assets in cash or cash-equivalent investments (as


--------------------------------------------------------------------------------
described below), U.S. Government obligations, non-convertible preferred stocks, and non-convertible corporate bonds with a remaining maturity of less than one year. In the case of a Fund being so invested, the Fund may not be achieving its investment objective.

INVESTMENT IN ILLIQUID SECURITIES. Each Fund may invest up to 5% of the value of its net assets in securities that are illiquid. (See INVESTMENT RESTRICTIONS.) However, each Fund presently expects to purchase illiquid securities only on an occasional basis when the Investment Manager believes that unusually attractive investments are available.

Securities may be considered illiquid if a Fund is not reasonably expected to receive approximately the amount at which the Fund values such securities within seven days. The Board of Directors has delegated to the Investment Manager, subject to certain guidelines, the authority to determine whether specific securities, including restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), are liquid or illiquid. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

Each Fund's investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, the Fund may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases, there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.

The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933, the Board of Directors may determine, in particular cases, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CASH-EQUIVALENT INVESTMENTS. Other than as described below under INVESTMENT RESTRICTIONS, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest all (for temporary defensive purposes) or a portion of its assets in any of the following, denominated in U.S. dollars: cash; short-term obligations of, or securities guaranteed by U.S. or foreign governments or their agencies or instrumentalities; U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or P-2 by Moody's Investors Service ("Moody's"); certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing.

A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund)


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purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

FUTURES TRANSACTIONS. Each Fund may purchase and sell stock index futures contracts and options on such futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities and not for speculation.

A stock index (such as the S&P 500 Stock Price Index) assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A futures contract on a stock index is an agreement between two parties to take or make delivery of an amount of cash equal to the difference between the value of the index or currency at the close of the last trading day of the contract and the price at which the index contract was originally written. See APPENDIX A: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for further information about futures and futures options.

OTHER INVESTMENT POLICIES AND TECHNIQUES. From time-to-time, it may be advantageous for a Fund to borrow money rather than sell portfolio positions to raise the cash to meet redemption requests. Accordingly, each Fund may borrow from banks or through reverse repurchase agreements or "roll" transactions, but only in connection with meeting requests for redemption of the Fund's shares. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, neither Fund will borrow money for leveraging purposes. A Fund may continue to purchase securities while borrowings are outstanding, but will not do so when the Fund's borrowings exceed 5% of its total assets. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For this purpose, reverse repurchase and roll transactions are considered to be borrowings.

A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a recognized securities dealer) and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. A "roll" transaction is similar to a reverse repurchase agreement, except that the security repurchased is substantially similar, but not identical, to the security sold (such as securities issued by the same U.S. Government agency or instrumentality, having the same original term to maturity and the same rate of interest, but backed by a different pool of mortgage obligations than the security sold by the Fund).

Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy by the Company's Board of Directors. To the extent required by applicable SEC guidelines, the borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or other liquid securities (as such guidelines may allow), equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral.

In making purchases within the above policies (which may be changed without stockholder consent), each Fund and the Investment Manager are subject to all of the restrictions referred to under INVESTMENT


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RESTRICTIONS. If a percentage restriction on an investment or utilization of assets set forth under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. Each Fund may exchange securities, exercise conversions or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions.

Each Fund's investment objective is a fundamental policy that may not be changed without a vote of its stockholders. Except as otherwise stated under INVESTMENT RESTRICTIONS, the Funds' investment policies are not fundamental and may be changed without a vote of the stockholders. If there is a change in a Fund's investment objective or policies, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                        -------------------------------------
                          INVESTMENT AND RISK CONSIDERATIONS
                        -------------------------------------

INVESTMENTS IN SMALLER COMPANIES. As noted above, each Fund may invest in securities with small market capitalizations. Investments in securities of issuers with market capitalizations below $750 million involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, small-sized concerns may have less certain growth prospects, and may be more sensitive to changing economic conditions, than larger, more established firms. Moreover, smaller capitalization companies often face competition from larger or more established firms that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited product lines, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments by the Funds in smaller capitalization companies may be regarded as speculative.

Neither Fund will invest more than 5% of its total assets, calculated at the time of purchase, in securities issued by companies that (including predecessors) have been in operation for less than three years. The securities of such companies may have limited liquidity which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.

INVESTMENTS IN FOREIGN SECURITIES GENERALLY. As noted above, each Fund may invest in foreign securities. Investments in foreign equity securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. stock markets.

At the same time, however, investing in foreign equity securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of


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investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Fund's control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country.

In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of the Fund, including the withholding of dividends and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities.

Foreign equity securities may be traded on an exchange in the home country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect the Fund's ability to implement its investment strategies and to achieve its investment objective.

In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

EMERGING MARKET SECURITIES. There are special risks associated with investments in securities of companies organized or headquartered in developing countires with emerging markets that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more


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dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's investment return from such securities.

In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such countries have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the value of a Fund's investments in those countries.


DEPOSITARY RECEIPTS. As noted above, each Fund may invest in ADRs. In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. An ADR will be treated as an illiquid security for the purposes of each Fund's restrictions on the purchase of such securities unless the ADR is convertible into cash by a Fund within seven days.



The information available for ADRs sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards are often more uniform and more exacting than those to which many non-U.S. issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the U.S. In addition, to the extent that a Fund purchases depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

CONVERTIBLE SECURITIES AND WARRANTS. As noted above, each Fund may invest in convertible securities and warrants. Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the


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conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Investment in warrants also involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching the level at which the warrant can prudently be exercised, in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment in the warrant. The Investment Manager anticipates that it will invest in warrants on behalf of the Funds only when such warrants may be sold publicly in the secondary market, although the Investment Manager would not be precluded from acquiring warrants in a private placement if it believes, in light of all the circumstances, that such acquisition presents an attractive investment opportunity for either of the Funds. The Investment Manager will limit a Fund's investments in warrants to 10% of the Fund's total assets, measured at the time of purchase.

DEBT OBLIGATIONS. As noted above, each Fund may purchase debt obligations. Such obligations will be rated at the time of purchase BBB or higher by Standard & Poor's or Baa or higher by Moody's, or if unrated determined by the Investment Manager to be of comparable quality. Although securities rated BBB or Baa are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities.

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

OTHER PORTFOLIO MANAGEMENT TECHNIQUES. As indicated above, each Fund may engage for hedging purposes in futures and futures option transactions. There can be no assurance as to the success of any such operation. Although hedging strategies could minimize the risk of loss due to a decline in the value of a hedged security, they could also limit any potential gain from an increase in the value of a Fund's security. See APPENDIX A: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES for information regarding the risks of these portfolio management techniques.

OTHER CONSIDERATIONS. As noted above (see INVESTMENT OBJECTIVE AND POLICIES--INVESTMENT IN ILLIQUID SECURITIES), each Fund may acquire illiquid securities. Such securities involve potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.

The Growth Equity Fund and the Small Cap Fund may invest up to 5% of the value of their total assets in securities that are illiquid. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Company's Board of Directors has delegated to the Investment Manager the authority to determine whether specific securities, including restricted securities eligible for resale pursuant to Rule 144A under the 1933



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Act, are liquid or illiquid. The Board of Directors monitors the liquidity of securities in the Funds' portfolios based on reports furnished periodically by the Investment Manager. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

The Funds' investments in illiquid securities may include securities that are not registered for resale under the 1933 Act, as amended, and therefore are subject to restrictions on resale. In some cases, such securities may be eligible for resale to qualified institutional buyers under Rule 144A or otherwise under the 1933 Act. Investing in Rule 144A and similar securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. When the Funds purchase unregistered securities, the Funds may, in appropriate circumstances, obtain the right to registration of such securities at the expense of the issuer. In such cases, there may be a lapse of time between a Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.


A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement defaults and the value of the collateral securing the repurchase agreement declines, a Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by a Fund may be delayed or limited. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed).


In making purchases within the above policies (which may be changed without stockholder consent), the Funds and the Investment Manager will be subject to all of the restrictions referred to under INVESTMENT RESTRICTIONS. If a percentage restriction on an investment or utilization of assets set forth under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of a Fund's investment policies or restrictions. A Fund may exchange securities, exercise conversions or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The Funds will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize its status under the 1940 Act as a "diversified" investment company.







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                              --------------------------
                               INVESTMENT RESTRICTIONS
                              --------------------------

Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities. The "vote of a majority of the outstanding voting securities" of a Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote (i) of 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The restrictions for each Fund are as follows:

The Growth Equity Fund may not:

1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

4. Acquire more than l0% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

5.   Invest in companies for the purpose of exercising control or management;

6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

7. Invest in interests in oil, gas, or other mineral exploration or development programs;

8. Borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

9. Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted by restriction 8 above. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities.

10. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

11. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U. S. Government, its agencies or instru-


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     mentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the Fund's total assets;

12.  Make short sales of securities;

13. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

14. Invest more than 5% of the value of its net assets in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor);

15. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

16. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

17. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Company, other than otherwise unaffiliated broker-dealers;

18. Purchase or retain the securities of an issuer if, to the Company's knowledge, one or more of the directors, officers, partners or employees of the Company or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

19. Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets; or

20. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contracts except for stock index futures and related options.

The Small Cap Fund may not:

1. Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;


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2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

3. Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund's total assets;

4. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

5.   Invest in companies for the purpose of exercising control or management;

6. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

7. Invest in interests in oil, gas, or other mineral exploration or development programs;

8. Issue senior securities, except that the Fund may borrow amounts, up to 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities. The Fund may engage in activities listed in Investment Restriction 10, but will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

9. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

10. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, and (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations. Notwithstanding the foregoing, the Fund may:
     (i) enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities, and (ii) loan portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements and other illiquid securities exceeds 5% of the value of the Fund's total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the Fund's net assets;

11.  Make short sales of securities;

12. Act as an underwriter of securities issued by other persons, or invest more than 5% of the value of its net assets in securities that are illiquid;

13. Invest more than 5% of the value of its net assets in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor);

14. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor


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     or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

15. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

16. Purchase from or sell portfolio securities to its officers, directors, or other "interested persons" (as defined in the 1940 Act) of the Company, other than otherwise unaffiliated broker-dealers;

17. Purchase or retain the securities of an issuer if, to the Company's knowledge, one or more of the directors, officers, partners or employees of the Company or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

18. Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets; or

19. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contracts except for stock index futures and related options.

Each Fund is also subject to other restrictions under the 1940 Act; however, the registration of the Company under the 1940 Act does not involve any supervision by any federal or other agency of the Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.


                              -------------------------
                                DIRECTORS AND OFFICERS
                              -------------------------

The Directors and officers of the Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the directors is Four Embarcadero Center, San Francisco, California 94111, and the address of each officer is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


DEWITT F. BOWMAN (67), Chairman and Director. Mr. Bowman is a Principal of Pension Investment Consulting, with which he has been associated since February 1994. From February 1989 to January 1994, he was Chief Investment Officer for California Public Employees Retirement System, a public pension fund. He serves as a director of RREEF America REIT, Inc., a trustee of Brandes Investment Trust and Pacific Gas and Electric Nuclear Decommissioning Trust. He also serves as a director of Dresdner RCM Equity Funds, Inc. ( the "Equity Company").


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PAMELA A. FARR (52), Director. Ms. Farr is a partner in Best & Co. LLC, a manufacturer and retailer of children's clothing and accessories. From 1991 to 1994, she was President of Banyan Homes, Inc., a real estate development and construction firm; and for eight years she was a management consultant for McKinsey & Company, where she served a variety of Fortune 500 companies in all aspects of strategic management and organizational structure. She also serves as a director of the Equity Company.




FRANK P. GREENE (61), Director. Mr. Greene is a partner and portfolio manager of Wood Island Associates, a registered investment adviser, with which he has been associated since August 1991. From November 1987 to August 1991, he was a Senior Vice President and Portfolio Manager of Siebel Capital Management, Inc., a registered investment adviser. He also serves as a director of the Equity Company.

GEORGE G.C. PARKER (59),* Director. Mr. Parker is Associate Dean for Academic Affairs and Director of the MBA Program and Dean Witter Professor of Finance at the Graduate School of Business at Stanford University, with which he has been associated since 1973. Mr. Parker has served on the Board of Directors of the California Casualty Group of Insurance Companies since 1977; BB&K Holdings, Inc., a holding company for financial services companies, since 1980; H. Warshow & Sons, Inc., a manufacturer of specialty textiles, since 1982; Zurich Reinsurance Centre, Inc., a large reinsurance underwriter, since 1994; and Continental Airlines, since 1996. Mr. Parker served on the Board of the Directors of the University National Bank & Trust Company from 1986 to 1995. He also serves as a director of the Equity Company.

KENNETH E. SCOTT (69),* Director. Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School, with which he has been associated since 1967. He is also a director of certain registered investment companies managed by Benham Capital Management.

RICHARD W. INGRAM (42 ), President, Treasurer and Chief Financial Officer. Mr. Ingram is Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc., ("FDI"), the ultimate parent of which is Boston Institutional Group, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is also President, Treasurer and Chief Financial Officer of the Equity Company; and an officer of certain investment companies advised or administrated by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.





GARY S. MACDONALD (33), Vice President and Assistant Treasurer. Mr. MacDonald is Vice President of FDI, with which he has been associated since November 1996. From September 1992 to November 1996, he was Vice President of BayBanks Investment Management/BayBanks Financial Services; and from April 1989 to September 1992 he was an analyst at Wellington Management Company. He is also Vice President and Assistant Treasurer of the Equity Company. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.




-------------------------
*    Member, Audit Committee of the Company.



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DOUGLAS C. CONROY (29), Vice President and Assistant Treasurer. Mr. Conroy is Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI since April 1997. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at The Boston Company, Inc. He is also Assistant Treasurer of the Equity Company and an officer of certain investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


KAREN JACOPPO-WOOD (31), Assistant Secretary. Ms. Jacoppo-Wood is a Vice President and Senior Counsel of FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was Senior Paralegal at The Boston Company Advisors, Inc. She is also an Assistant Secretary of the Equity Company, and an officer of certain investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

MARY A. NELSON (34), Assistant Treasurer. Ms. Nelson is a Vice President and Manager of Treasury, Services and Administration for FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is also an Assistant Treasurer of the Equity Company and an officer of certain investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


Regular meetings of the Company's Board of Directors are held on a quarterly basis. The Company's Audit Committee, whose present members are Messrs. Parker and Scott, meet with the Company's independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each director receives a fee of $9,000 per year plus $1,500 per series for each Board meeting attended, $500 for each Audit Committee meeting attended and is reimbursed for his or her travel and other expenses incurred in connection with attending Board meetings. The Investment Manager bears two-thirds of this expense on behalf of the Growth Equity Fund and the Small Cap Fund. The following table sets forth the aggregate compensation paid by the Company for the fiscal year ending December 31, 1997, to the directors and the aggregate compensation paid to the directors for service on the Company's Board and that of all other funds in the "Company Complex" as defined in Schedule 14A under the Securities Exchange Act of 1934:




                                           Pension or                                Total Compensation
                       Aggregate        Retirement Benefits      Estimate Annual      from Company and
                      Compensation      Accrued as Part of       Benefits Upon         Company Complex
     Name            from Company (1)   Company Expenses           Retirement        Paid to Director (2)
-------------------  ----------------  --------------------      ---------------     --------------------
DeWitt F. Bowman         $49,500             None                     N/A                  $75,500

Pamela A. Farr           $38,250             None                     N/A                  $54,000

Thomas S. Foley (3)      $35,250             None                     N/A                  $50,000

Frank P. Greene          $31,500             None                     N/A                  $47,500

George G.C. Parker       $23,250             None                     N/A                  $35,000

Kenneth E. Scott         $38,250             None                     N/A                  $38,250


(1) Includes the Dresdner RCM International Growth Equity Fund A, a series of the company offered through a separate prospectus.

(2)  There are nine funds in the Company Complex, including the Funds.



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(3) Mr. Foley served on the Board of Directors from May 1996 through November 1997.



Each Director of the Company who is not an "interested person," as that term is defined in the 1940 Act, of the Investment Manager may elect to defer receipt of all or a portion of his or her fees for service as a director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested either in 90-day U.S. Treasury bills or, if authorized by an order of the Securities and Exchange Commission ("Order", for which an application is pending) or otherwise, shares of the Common Stock of the Company or of the Equity Company, or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the director's retirement or disability. The obligation to make these payments pursuant to the Directors' Plan is a general obligation of the Company. Each Fund may, to the extent permitted by the 1940 Act and the Order, invest in 90-day U.S. Treasury bills, the Common Stock of other Funds within the Company and/or the Equity Company to match its share of the deferred compensation obligation under the Directors' Plan.


As of December 31, 1997, no Director or officer of the Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Company.

The Investment Manager uses a system of multiple portfolio managers to manage each Fund's assets. Under this system, the portfolio of each Fund is divided into smaller segments ("portfolios"). Each portfolio is assigned to an individual portfolio manager who is employed as a research and portfolio management professional by the Investment Manager. Some of the Funds' portfolios may be limited to particular industry groups, and a particular portfolio manager may be responsible for more than one portfolio. Subject to the objectives for that portfolio and to each Fund's overall investment objective, guidelines, and restrictions, the portfolio manager for each portfolio determines how that portfolio will be invested. The primary portfolio managers for each of the Funds are the following individuals:


JOHN A. KRIEWALL. Mr. Kriewall is a primary portfolio manager of the Growth Equity Fund. He has managed one or more of the Growth Equity Fund's portfolios since 1987 and was one of the primary portfolio managers of the Small Cap Fund from 1992-1997. He is a member of the Investment Manager's Portfolio Management Team and a Principal of the Investment Manager, with which he has been associated since 1973.



GARY B. SOKOL. Mr. Sokol is a primary portfolio manager of the Growth Equity Fund, and from 1992-1997, was a primary portfolio manager of the Small Cap Fund. He has research and management responsibilities for mid cap securities and is a Principal of the Investment Manager, with which he has been associated since 1988.



G. NICHOLAS FARWELL. Mr. Farwell is a primary portfolio manager of the Small Cap Fund since its inception. He was also a primary portfolio manager of the Growth Equity Fund from 1984-1997. He is a member of the Investment Manager's Portfolio Management Team and a Principal of the Investment Manager, with which he has been associated since 1980.



MATTHEW L. BLAZEI. Mr. Blazei is a primary portfolio manager of the Small Cap Fund and has managed one or more of its portfolios since 1996. He has research and management responsibilities for small cap securities and is a Senior Vice President of the Investment Manager, with which he has been associated since 1988.


--------------------------------------------------------------------------------

MICHAEL F. MALOUF. Mr. Malouf is a primary portfolio manager of the Small Cap Fund and has managed one or more of its portfolios since 1996. He has research and management responsibilities for small cap securities and is a Senior Vice President of the Investment Manager, with which he has been associated since 1991.


The establishment of objectives for each portfolio, the distribution and redistribution of assets among portfolios, and the oversight of the investment management of each portfolio of the Growth Equity Fund and the Small Cap Fund is the responsibility of the Investment Manager's Steering Committee. The Steering Committee is chaired by William L. Price, Chairman and Chief Investment Officer of the Investment Manager; the other members of the Steering Committee are John
A. Kriewall, G. Nicholas Farwell and Jeffrey J. Wiggins (a principal of the Investment Manager and a manager of two of the Funds' portfolios).


The RCM Capital Management Profit Sharing Plan (the "Plan"), is a plan limited to principals and employees of the Investment Manager. On March 31, 1998, the Plan, which is exempt from federal income taxation under Section 501 of the Internal Revenue Code of 1986, was the owner of 361,311.068 shares of the Growth Equity Fund's capital stock, constituting less than 1% of total shares outstanding at that date and 362,120.737 shares of the Small Cap Fund's capital stock, constituting less than 1% of the total shares outstanding at that date. No director or officer of the Company was a beneficial owner of any shares of any Fund's outstanding capital stock as of March 31, 1998.


                              -------------------------
                                THE INVESTMENT MANAGER
                              -------------------------

The Company's Board of Directors has overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board has approved various contracts for various financial organizations to provide, among other things, day-to day management services required by the Funds. The Company, on behalf of each Fund, has retained as the Funds' Investment Manager Dresdner RCM Global Investors LLC, a Delaware limited liability company, with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970.


The Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1996 of DM 561 billion ($388 billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services, including traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this Prospectus, the nine members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler, Michael J. Apatoff, Luke D. Knecht, Jeffrey S. Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.



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                                       Page 26

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by the investment management agreement between it and each Fund without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Company. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.


Pursuant to an agreement among RCM Limited, L.P. ("RCM Limited"), the Investment Manager, and Dresdner, RCM Limited manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of Dresdner RCM's Board of Managers. RCM Limited is a California limited partnership consisting of 45 limited partners and one general partner, RCM General Corporation, a California corporation. Twenty-four of the limited partners of RCM Limited are also Principals of the Investment Manager, and the shareholders of RCM General. As of the date of this Prospectus, the following persons are limited partners of RCM Limited and shareholders of RCM
General: William L. Price, Michael J. Apatoff, Eamonn F. Dolan, John D.
Leland, Jr., Jeffrey S. Rudsten, William S. Stack, Kenneth B. Weeman, Jr., Anthony Ain, Donna L. Avedisian, John L. Bernard, Huachen Chen, Jacqueline M. Cormier, G. Nicholas Farwell, Joanne L. Howard, Stephen Kim, John A. Kriewall, Allan C. Martin, Andrew H. Massie, Jr., Melody L. McDonald, Lee N. Price,
Walter C. Price, Jr., Gary B. Sokol, Andrew C. Whitelaw, and Jeffrey J. Wiggins.



The Investment Manager provides each Fund with investment supervisory services pursuant to an Investment Management Agreement, Power of Attorney and Service Agreement (the "Management Agreements") dated June 14, 1996. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs, subject to the authority of the Board of Directors. The Investment Manager is also the investment manager for Dresdner RCM International Growth Equity Fund A, a series of the Company; Dresdner RCM Global Technology Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Biotechnology Fund and Dresdner RCM Emerging Markets Fund, each a series of Dresdner RCM Equity Funds, Inc., an open-end management investment company; RCM Strategic Global Government Fund, Inc. and The Emerging Germany Fund Inc., closed-end management investment companies; and is sub-adviser to Bergstrom Capital Corporation, a closed-end management investment company.



Each Fund's Management Agreement was approved by its stockholders at a special meeting on May 28, 1996, and most recently approved by the unanimous vote of the Board of Directors of the Company on March 9, 1998.. The Management Agreements will continue in effect until June 14, 1999. They may be renewed from year to year thereafter, provided that any such renewals have been specifically approved at least annually by (i) a majority of the Board of Directors of the Company, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund and the vote of a majority of the directors.


Each Fund, pursuant to its Management Agreement, has assumed the obligation for payment of the following ordinary operating expenses: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, each Fund, (c) interest charges on borrowings, (d) charges and expenses of


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                                       Page 27
the Fund's custodian, and (e) payment of all investment advisory fees (including fees payable to the Investment Manager under the Management Agreement). Each Fund is also responsible for expenses of an extraordinary nature subject to good faith determination of the Company's Board of Directors. Each Fund's expenses are charged against its assets. General expenses of the Company are allocated among its three series in a manner proportionate to the net assets of each series, on a transactional basis, or on such other basis as the Board of Directors deems equitable.

The Investment Manager is, under the Management Agreements of the Growth Equity Fund and the Small Cap Fund, responsible for all of the other ordinary operating expenses of those Funds (e.g., legal and audit fees, and SEC and "Blue Sky" registration expenses), including the compensation of the directors of the Company. (See DIRECTORS AND OFFICERS.) The Investment Manager is also responsible for all of its own expenses in providing services to the Funds.


For the services rendered by the Investment Manager under the Management Agreements, each Fund pays management fees at an annualized rate of its average daily net assets. These fees are computed daily and paid monthly. The Growth Equity Fund pays investment management fees monthly at an annualized rate of 0.75% of the Fund's average daily net assets. For the years ended December 31, 1997, 1996, and 1995, the Fund incurred investment management fees aggregating $7,008,712, $8,121,322 and $11,038,366, respectively. The Small Cap Fund pays investment management fees monthly at an annualized rate of 1.00% of the Fund's average daily net assets. For the years ended December 31, 1997, 1996, and 1995, the Fund incurred investment management fees aggregating $5,759,180, $4,608,338 and $4,385,825, respectively.


CLIENTS OF THE INVESTMENT MANAGER WHO ARE STOCKHOLDERS OF EITHER OF THE FUNDS WILL PAY A FEE AT THIS RATE ONLY ON THE PORTION OF THEIR ASSETS INVESTED IN SHARES OF A FUND. HOWEVER, SUCH CLIENTS WILL NOT PAY ADDITIONAL FEES TO THE INVESTMENT MANAGER ON THE PORTIONS OF THEIR ASSETS INVESTED IN SUCH FUND. ASSETS NOT INVESTED IN SHARES OF THE FUNDS WILL BE SUBJECT TO FEES IN ACCORDANCE WITH ANY INVESTMENT MANAGEMENT AGREEMENT OR THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE CLIENT AND THE INVESTMENT MANAGER. CLIENTS WHO INVEST IN SHARES OF THE FUNDS WILL GENERALLY PAY AN AGGREGATE FEE WHICH IS HIGHER THAN THAT PAID BY OTHER CLIENTS NOT INVESTED IN THE FUNDS.


The Investment Manager has voluntarily undertaken (which undertaking it may terminate at any time, on at least 30 days advance notice, in its sole discretion) to limit each Fund's expenses as follows: on the first business day of February, the Investment Manager will pay the Growth Equity Fund and the Small Cap Fund the amount, if any, by which ordinary operating expenses of the Company attributable to each Fund for the preceding fiscal year (except interest, taxes and extraordinary expenses) exceed 1.00% and 1.25%, respectively, of the average daily net assets of the Fund for that year. However, in paying the monthly investment management fee to the Investment Manager, the Fund will reduce the amount of such fee by the amount, if any, by which its ordinary operating expenses for the previous month (except interest, taxes and extraordinary expenses) exceeded on an annualized basis the above-referenced percentage of the Fund's average daily net assets, determined monthly; provided, however, that each Fund will pay to the Investment Manager on the first day of June the amount, if any, by which any such reductions exceeded the amount to which such Fund would be entitled in the preceding February under the immediately preceding sentence if such a reduction had not occurred. For the calendar years ended December 31, 1987 through December 31, 1997, no payment was due under these provisions from either the Funds or the Investment Manager.


Each Management Agreement is terminable as to Fund without penalty on 60 days' written notice by a vote of the majority of the Fund's outstanding voting securities, by a vote of the majority of the Company's


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                                       Page 28

Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment.

                        -------------------------------------
                         EXECUTION OF PORTFOLIO TRANSACTIONS
                        -------------------------------------

The Investment Manager, subject to the overall supervision of the Company's Board of Directors, makes each Fund's investment decisions and selects the broker or dealer for each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to obtain the best execution, the order is placed with that broker or dealer. This may or may not be a broker or dealer that has provided investment information and research services to the Investment Manager. Such investment information and research services may include, among other things, a wide variety of written reports or other data on the individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of or be delivered by computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

Subject to the requirement of seeking best available price and execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In selecting such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Manager exercises investment discretion. The Investment Manager continually evaluates all commissions paid in order to ensure that the commission represents reasonable compensation for the brokerage and research services provided by such brokers.


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                                       Page 29

Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds), and it is recognized that a Fund may be charged a commission paid to a broker or dealer who supplied research services not utilized by such Fund. However, the Investment Manager expects that the Funds will benefit overall by such practice because they are receiving the benefit of research services and the execution of such transactions not otherwise available to them without the allocation of transactions based on the recognition of such research services.


Subject to the requirement of seeking the best available prices and execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. However, to date the Funds have not marketed any of their shares through brokers and the Investment Manager has thus not utilized the above authority. The Investment Manager has not made and will not make any commitments to place orders with any particular broker or group of brokers. It is anticipated that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager. During 1997, all brokerage commissions paid by the Funds were paid to such brokers.


Each Fund may, in some instances, invest in U.S. and/or foreign securities that are not listed on a national securities exchange but are traded in the over-the-counter market. Each Fund may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the primary market-makers for each security; however, when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Investment Manager will attempt to negotiate the best market price and execution.


For the fiscal years ended December 31, 1997, 1996, and 1995, the Growth Equity Fund paid in brokerage commissions $2,415,658.95, $2,740,069 and $3,568,510, and the Small Cap Fund paid in brokerage commissions $889,316.06, $843,368 and $754,813, respectively.


As noted above, the Investment Manager is a wholly owned subsidiary of Dresdner. Dresdner Kleinwort Benson North America, LLC ("DKNA") is also a wholly owned subsidiary of Dresdner. DKNA and other Dresdner subsidiaries may be registered as broker-dealers with the SEC (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions through the Dresdner Affiliates, when appropriate, and to the extent consistent with applicable laws and regulations. In all such cases, the Dresdner Affiliates will act as agent for a Fund, and the Investment Manager will not enter into any transaction on behalf of a Fund in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of brokerage commission separate from the Investment Manager's management fee. It is the Investment Manager's policy that such commissions be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities, and that the commissions paid to the Dresdner Affiliates are no higher than the commissions paid by any other similar customer of those brokers who receives brokerage and research services that are similar in scope and quality than those received by the Funds.

The Investment Manager performs investment management and advisory services for various clients, including pension, profit-sharing and other employee benefit trusts, as well as individuals. In many cases, portfolio transactions may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Funds. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no


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                                       Page 30
certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions will be effected only when the Investment Manager believes that to do so will be in the best interest of a Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio. Although the Investment Manager will use its best efforts to be fair and equitable to all clients, including the Funds, there can be no assurance that any investment will be proportionately allocated among clients according to any particular or predetermined standard or criteria. The Investment Manager will not include orders on behalf of any affiliated or related entity in any aggregated transaction that includes orders placed on behalf of a Fund.

                        --------------------------------------
                         INVESTMENT BY EMPLOYEE BENEFIT PLANS
                        --------------------------------------

All stockholders of each Fund are (and are expected in the future to be) organizations and individuals to whom the Funds' investment manager also provides discretionary investment supervisory or investment advisory services. For discretionary account clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), investment in shares of a Fund requires a special form of approval procedure by the plans' independent "fiduciaries," as described below.

ERISA provides that, when an employee benefit plan invests in any security issued by an investment company registered under the 1940 Act (such as the Company), the assets of such plan will be deemed to include that security, but will not, solely by reason of such investment, be deemed to include any assets of the investment company. ERISA also provides that the investment by an employee benefit plan in securities issued by an investment company registered under the 1940 Act will not cause the investment company or the investment company's advisor to be deemed a "fiduciary" or a "party in interest" with respect to such employee benefit plan, as those terms are defined in Title I of ERISA, or a "disqualified person" with respect to such plan for purposes of the Internal Revenue Code of 1986, as amended.

The Investment Manager does not intend to cause any of the Funds to invest in the securities of a company that is a sponsor of an employee benefit plan owning shares of the Fund. However, should such an investment occur, either by portfolio decisions of the Investment Manager or by the purchase of shares by an employee benefit plan, the shares held by such Fund would not be considered "employer securities" within the meaning of ERISA Section 407 (which limits the amount of employer securities which may be held by certain employee benefit plans) for an employee benefit plan owning shares of a Fund.

Although only the shares of a Fund and not its underlying investments will be considered assets of an employee benefit plan purchasing the Fund's shares, the ERISA Conference Report of the U. S. Congress indicates that, for purposes of determining whether the investments of an employee benefit plan meet the diversification requirements of ERISA Section 404, it is appropriate to apply the diversification rule by examining the diversification of investments by the Fund. The Department of Labor has indicated its concurrence in this position in Advisory Opinion 75-93 (November 4, 1975).


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                                       Page 31

The Investment Manager presently anticipates that shares of the Funds will be purchased by employee benefit plans that have appointed or may appoint the Investment Manager as "investment manager" (within the meaning of ERISA Section 3(38)) of some or all of their assets. The Department of the Treasury and the Department of Labor have promulgated a "Prohibited Transaction Class Exemption" (Prohibited Transaction Exemption 77-4, 42 Fed. Reg. 18732 (April 8, 1977)) exempting from the prohibited transaction restrictions of ERISA the purchase and sale by an employee benefit plan of shares of a registered, open-end investment company when a fiduciary with respect to the plan (e.g., an investment manager) is also the investment adviser for the investment company, provided certain conditions are met. It is the intention of each Fund and the Investment Manager to take all necessary steps to satisfy these conditions when the transaction so requires. The applicable conditions are:

1. The employee benefit plan (the "plan") does not pay a sales commission in connection with such purchase or sale. (The Funds do not charge a sales commission in connection with the sale of their capital stock.)

2. The plan does not pay a redemption fee in connection with the sale by the plan to the investment company of its shares unless:

     (a)  the redemption fee is paid to the investment company, and

     (b) the fee is disclosed in the investment company prospectus in effect both at the time of the purchase of such shares and at the time of such sale. (The Funds do not charge a redemption fee.)

3. The plan does not pay an investment management fee with respect to plan assets invested in such shares for the entire period of the investment. This does not preclude payment of fees by the investment company under the terms of the Management Agreements adopted in accordance with Section 15 of the 1940 Act. (The Investment Manager does not charge a separate management fee on plan assets invested in shares of the Funds.)

4. A second fiduciary with respect to the plan, who is independent of and unrelated to the fiduciary/investment adviser or any affiliate of the adviser, must receive a prospectus issued by the investment company, and a full and detailed written disclosure of the investment advisory and other fees charged to or paid by the plan and the investment company, including the nature and extent of any differential between the rates of such fees, the reasons why the fiduciary/investment adviser may consider purchases of investment company stock to be appropriate, and whether there are any limitations on the fiduciary/investment adviser with respect to which plan assets may be invested in shares of the investment company and, if so, the nature of such limitations.

5. On the basis of the prospectus and the additional disclosure materials described above, the second fiduciary approves the purchases and sales. The approval may be limited solely to the investment advisory and other fees paid by the investment company in relation to the fees paid by the plan and need not relate to any other aspect of the investment. The approval must be either:

     (a)  set forth in the plan document or investment management agreement, or

     (b)  indicated in writing prior to each purchase or sale, or

     (c) indicated in writing prior to the commencement or continuation of a specified purchase or sale program in the shares of such investment company.


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                                       Page 32

6. The second fiduciary or any successor thereto is notified in writing of any change in any of the rates of fees referred to in Paragraph 5 and approves in writing the continuation of the purchases and sales and the continued holding of shares acquired prior to the change. Such approval may be limited solely to the investment advisory and other fees.

As noted above, the Funds and the Investment Manager intend to comply with the above provisions in connection with investments in the Funds by employee benefit plans managed by the Investment Manager. The Funds and the Investment Manager solicit approval of specified purchase programs as described in Paragraph 5(c) above. Such a program will establish a purchase limitation, if any, based either on a specific dollar amount or on a percentage of the total assets of a plan which are committed to investment in equity and equity-related securities supervised by the Investment Manager.

                               ------------------------
                                HOW TO PURCHASE SHARES
                               ------------------------

EACH FUND CURRENTLY OFFERS ITS SHARES SOLELY TO INSTITUTIONS AND INDIVIDUALS WHO HAVE ENTERED INTO AN INVESTMENT MANAGEMENT AGREEMENT OR AN INVESTMENT ADVISORY AGREEMENT WITH THE FUNDS' INVESTMENT MANAGER, DRESDNER RCM GLOBAL INVESTORS LLC. THE FUNDS EXPECT TO CONTINUE THIS POLICY IN THE FUTURE. IN THIS CAPACITY, THE INVESTMENT MANAGER MAY BE AUTHORIZED TO DETERMINE THE AMOUNT AND TIMING OF PURCHASES AND REDEMPTIONS OF SHARES HELD BY DISCRETIONARY CLIENTS SUBJECT ONLY TO GENERAL AUTHORIZATIONS AND GUIDELINES OF THE INVESTMENT MANAGER'S DISCRETIONARY CLIENTS. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS above.)
Shares of each Fund are offered on a continuous basis at the net asset value per share (next determined after acceptance of orders), without any sales or other charge. The minimum initial investment is $10,000. There is a $1,000 minimum for subsequent investments other than through a Fund's automatic dividend reinvestment plan (see DIVIDENDS, DISTRIBUTIONS AND TAX STATUS). The Company reserves the right at any time to waive, increase, or decrease the minimum requirements applicable to initial or subsequent investments.


Eligible investors or their duly authorized agents may purchase shares of the Funds from National Financial Data Services, (the "Transfer Agent"), or through the Funds' Distributor, by sending a signed, completed subscription form to the Transfer Agent at Four Embarcadero Center, Attention: Commingled Funds Services, San Francisco, California 94111. Subscription forms can be also obtained from the Investment Manager or the Company. The Company, on behalf of the Funds, does not have dealer agreements.


Orders for shares received by the Company prior to the close of the New York Stock Exchange, on each day the New York Stock Exchange is open for trading, will be priced at the net asset value (see NET ASSET VALUE) computed as of the close of the New York Stock on that day. The Company reserves the right to reject any order at its sole discretion. Orders received after the close of the New York Stock Exchange, or on any day on which the New York Stock Exchange is not open for trading, will be priced at the close of the New York Stock Exchange on the next succeeding date on which the New York Stock Exchange is open for trading. Net asset value normally is not calculated for any day on which an order for shares is not received or on which shares are not surrendered for redemption.

Upon receipt of the subscription form in good order, the Company will open a stockholder account in accordance with the investor's registration instructions. A confirmation statement reflecting the current transaction along with a summary of the status of the account as of the transaction date will be forwarded to the investor.


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Payment for shares purchased should be made by check or money order, payable to:


                        State Street Bank and Trust Company
                        U.S. Mutual Funds Services Division
                                   P.O. Box 1713
                            Boston, Massachusetts  02105


                         Attn:    Dresdner RCM Growth Equity Fund
                                     Account I001
                                  Dresdner RCM Small Cap Fund
                                     Account I002


                      For overnight delivery, the address is:
                                1776 Heritage Drive
                         North Quincy, Massachusetts  02171


Investors may also wire funds in payment of orders to the above address. Wired funds should include the following: stockholder's registration name and account number with the Company and the name of the Fund.

The Company will issue share certificates of the Funds only for full shares and only upon the specific request of the stockholder. Confirmation statements showing transactions in the stockholder account and a summary of the status of the account serve as evidence of ownership of shares of a Fund.

In its discretion, the Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for a Fund's shares offered by this Prospectus. Any such securities (a) will be valued at the close of the New York Stock Exchange on the day of acceptance of the subscription in accordance with the method of valuing the Fund's portfolio described under NET ASSET VALUE; (b) will have a tax basis to the Fund equal to such value; (c) must not be "restricted securities"; and (d) must be permitted to be purchased in accordance with the Fund's investment objective and policies set forth in this Prospectus and must be securities that the Fund would be willing to purchase at that time. Prospective investors considering this method of payment should contact the Company in advance to discuss the securities in question and the documentation necessary to complete the transaction. Share purchases with securities will not be taxable transactions to stockholders of a Fund which are exempt from federal income taxation under Section 501(a) of the Code.

                                  -----------------
                                   NET ASSET VALUE
                                  -----------------

The net asset value of each share of each Fund on which the subscription and redemption prices are based is determined by the sum of the market value of the securities and other assets owned by the Fund less its liabilities, computed in accordance with the Articles of Incorporation and By-Laws of the Company. The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of the Fund outstanding. The net asset value of the Funds' shares is normally calculated as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time (unless weather, equipment failure or other factors contribute to an earlier closing time), on the last day of each month that the New York Stock Exchange is open for trading, and on


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                                       Page 34
any day that the New York Stock Exchange is open for trading and on which there is a sale or redemption of the Fund's shares.

For purposes of this computation, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued, unless the Board of Directors dtermines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors of the Company shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean BID price, or such other comparable sources as the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities shall be valued by whatever means a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value.

Either Fund may use a pricing service approved by the Company's Board of Directors to value long-term debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Company under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.





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                                       Page 35

                                ----------------------
                                 REDEMPTION OF SHARES
                                ----------------------

Subject only to the limitations described below, the Company's Articles of Incorporation require that the Company redeem the shares of each Fund tendered to it, as described below, at a redemption price equal to the net asset value per share as next computed following the receipt of all necessary redemption documents. There is no redemption charge.

Payment for shares redeemed will be made within seven days after receipt by the Company of: (a) a written request for redemption, signed by each registered owner or his duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed;
(b) stock certificates for any shares to be redeemed which are held by the stockholder; and (c) the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians. Redemptions will not become effective until all documents in the form required have been received by the Company. A stockholder in doubt as to what documents are required should contact the Company.

If the Company is requested to redeem shares for which it has not yet received payment, the Transfer Agent will delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that payment has been collected for the purchase of such shares. The delay may be up to 15 days. Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire-transferred funds or other methods which do not entail a clearing delay in a Fund receiving "good funds" for its use.

Upon execution of the redemption order, a confirmation statement will be forwarded to the stockholder indicating the number of shares sold and the proceeds thereof. Proceeds of all redemptions will be paid by check or federal funds wired no later than seven calendar days subsequent to execution of the redemption order except as may be provided below.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closing) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or as a result of which it is not reasonably practical for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of stockholders of the Fund.

Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Company and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if a Fund believes that honoring such request is in the


--------------------------------------------------------------------------------
                                       Page 36
best interests of a Fund. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the investor in converting the securities to cash.

Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares.

                      -----------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
                      -----------------------------------------

Each income dividend and capital gains distribution, if any, declared by a Fund will be reinvested in full and fractional shares based on the net asset value as determined on the payment date for such distributions, unless the stockholder or its duly authorized agent has elected to receive all such payments or the dividend or distribution portions thereof in cash. Changes in the manner in which dividend and distribution payments are made may be requested by the stockholder or its duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the stockholders entitled to such payment. Any dividend and distribution election will remain in effect until the Company is notified by the stockholder in writing to the contrary.


ALTHOUGH TAXABLE INDIVIDUALS AND INSTITUTIONS ARE PERMITTED TO INVEST IN THE FUNDS, PROSPECTIVE TAXABLE INVESTORS NEED TO BE AWARE THAT THE FUNDS' INVESTMENT MANAGER WILL NOT CONSIDER THE TAX EFFECT OF CAPITAL GAIN OR LOSS RECOGNITION OR ANY DIFFERENCE IN THE TREATMENT OF LONG- AND SHORT-TERM CAPITAL GAINS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHEN MAKING INVESTMENT DECISIONS FOR THE FUNDS' PORTFOLIOS. This may result in a taxable stockholder paying higher income taxes than would be the case with investment companies emphasizing the realization of long-term capital gains.

The Company has qualified and intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code. Each Fund will be treated as a separate corporation for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied separately to the Funds. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Funds. By complying with the applicable provisions of the Code, a Fund will not be subjected to federal income taxes with respect to net investment income and net realized capital gains distributed to its stockholders.

To qualify as a regulated investment company under Subchapter M, a Fund must
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or certain other income (including gains from certain options, futures, forward contracts) ("Income Requirements"); and (b) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


--------------------------------------------------------------------------------
                                       Page 37

In any taxable year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest income (if any), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Fund expects to so distribute all of such income and gains on an annual basis, and thus will generally avoid any such taxation.

Even though each Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. The Funds intend to meet these distribution requirements to avoid the Excise Tax liability.

Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividends and capital gains distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends- received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold shares of the Fund for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, who are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in either of the Funds under federal, state and local tax laws.

Clients who purchase shares of a Fund shortly before the record date of a dividend or capital gain distribution will pay full price for the shares ("buying a dividend") and then receive some portion of the price back as a taxable dividend or capital gain distribution.


Dividends paid by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate, if applicable). Withholding will not apply , however, if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gains to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to witholding or U.S. federal income tax.



Many of the futures contracts and related options entered into by the Funds are "Section 1256 contracts" under the Code. Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such


--------------------------------------------------------------------------------
                                       Page 38
transactions may be treated as ordinary income in character. Section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than 1256 contracts that are part of a "mixed straddle with respect to which a Fund has made an election not to have the following rules apply, must be "marked to market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. As of the date of this Prospectus, it is not entirely clear whether the 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20 % (10% for tax payers in the 15% marginal tax bracket) for gain reorganized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although proposed technical corrections legislation would do so.


Generally, transactions in stock index futures contracts and related options undertaken by each Fund may result in "straddles for U.S. federal income tax purposes. The straddle rules may affect the amount, character, and timing of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of such transactions to a Fund are not entirely clear.

Transactions in futures contracts and related options may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders. Each Fund may make one or more of the elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses form the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. The qualification rules of Subchapter M may limit the extent to which the Funds will be able to engage in transactions involving stock index futures contracts and related options.

Under the Code, gains or losses attributable to fluctuations and exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of certain futures contracts and related options, gains or losses attributable to fluctuation in the value of foreign currency between the dates of acquisition and disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the code as "Section 988" gain or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.


The Funds may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund.
If this election is made, stockholders generally subject to tax will be


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                                       Page 39
required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" that year.


The foregoing is a general abbreviated summary of present U.S. federal income tax laws and regulations applicable to the Funds, their stockholders and dividend and capital gain distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received from the Funds.

                            ------------------------------
                             DESCRIPTION OF CAPITAL STOCK
                            ------------------------------

The Company was incorporated in Maryland on March 16, 1979. The Company is authorized to issue 1,000,000,000 shares of Capital Stock (par value $0.0001 per share) of which 300,000,000 shares have been designated as shares of the Growth Equity Fund, 100,000,000 shares have been designated as shares of the Small Cap Fund, and 100,000,000 shares have been designated as shares of the International Growth Equity Fund. (The shares of the International Growth Equity Fund are offered through a separate prospectus.) The Company's Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares of the Company. All shares of each Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a Fund may not be modified except by vote of the majority of the outstanding shares of the Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed. As of March 31, 1998, there were 151,037,775.665 shares of the Growth Equity Fund outstanding and 56,431,114,687 shares of the Small Cap Fund outstanding; on that date the following were known to the Company to own of record more than 5% of the Funds' capital stock:







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                                       Page 40

                                                                % of Shares
Name and Address of                                         Outstanding as of
Beneficial Owner                             Shares Held       March 31, 1998
----------------                             -----------    -----------------
GROWTH EQUITY FUND


Ernst & Young Master Trust                     21,485,176            14.23%
c/o The Chase Manhattan Bank, N.A.
770 Broadway, 10th Floor
New York, New York  10003

Chevron Corp. Annuity Trust                    15,591,052            10.32%
c/o Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee  37211

Boeing Company Employee Retirement Plan        15,160,362            10.04%
c/o The Chase Manhattan Bank, N.A.
3 Metrotech Center
Brooklyn, New York  11245

American Stores Retirement Portfolio           15,108,983            10.00%
c/o Fidelity Management Trust Co.
82 Devonshire Street
Boston, Massachusetts  02109

The J. Paul Getty Trust                         8,958,027             5.93%
c/o The Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, California  90051

Consolidated Natural Gas Company Pension Trust  8,170,055             5.41%
c/o Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee  37211

Tektronix M/R/T                                 7,860,157             5.20%
c/o The Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, California  90051

National Electrical Benefit Fund                7,767,725             5.14%
c/o Mellon Trust
1 Cabot Road
Medford, Massachusetts  02155



--------------------------------------------------------------------------------

                                                                % of Shares
Name and Address of                                         Outstanding as of
Beneficial Owner                             Shares Held       March 31, 1998
----------------                             -----------    -----------------
SMALL CAP FUND

American Stores Retirement Portfolio            8,296,511            14.70%
c/o Fidelity Management Trust Co.
82 Devonshire Street
Boston, Massachusetts

The J. Paul Getty Trust                         5,036,436             8.92%
c/o The Northern Trust Company
P.O. Box 3577
Terminal Annex
Los Angeles, California 90051

Employees Retirement Plan of                    4,281,092             7.59%
Florida Progress Corporation
c/o The Chase Manhattan Bank, N.A.
3 Metrotech Center
Brooklyn, New York  11245

Denver Public Schools                           4,412,672             7.82%
1300 Pennsylvania Street
Suite 700
Denver, Colorado 80203

Chevron Corp. Annuity Trust                     3,276,735             5.81%
c/o Bankers Trust Company
BT Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee  37211


Except as described above, the Funds have no information regarding the beneficial owners of such shares. All beneficial owners of the Funds are also clients of the Investment Manager. (See INVESTMENT BY EMPLOYEE BENEFIT PLANS.) As investment manager for discretionary account clients, the Investment Manager may be authorized to determine the amount and timing of purchases and redemptions of each Fund's shares held by such clients, subject only to general restrictions and approvals of such clients. As a result, the Investment Manager under law may also be deemed the beneficial owner of all of the outstanding shares of each Fund and in "control" of the Fund on account of such beneficial ownership. Nevertheless, each stockholder of each Fund that is a client of the Investment Manager retains the general authority to restrict or instruct the Investment Manager with respect to investments in shares of a Fund.

Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of all series of the Company's shares voting for the election of directors can elect 100% of the directors if they wish to do so. In such event, the holders of the remaining less that 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.


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                                       Page 42

The Company is not required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. The Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, or to assist in communicating with its stockholders as required by Section 16(c) of the 1940 Act.

                                ---------------------
                                 STOCKHOLDER REPORTS
                                ---------------------

The fiscal year of the Funds ends on December 31 of each year. The Funds will issue to their stockholders semi-annual and annual reports; each annual report will contain a schedule of each Fund's portfolio securities, audited annual financial statements and related footnotes, and information regarding purchases and sales of securities during the period covered by the report as well as information concerning the Fund's performance in accordance with rules promulgated by the SEC. In addition, stockholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. The federal income tax status of stockholders' distributions will also be reported to stockholders after the end of each fiscal year.

                                      ---------
                                       COUNSEL
                                      ---------

The validity of the shares offered by this Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker LLP have acted and will continue to act as counsel to the Investment Manager in various matters.

                              -------------------------
                               INDEPENDENT ACCOUNTANTS
                              -------------------------

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, have been appointed as independent auditors for the Company. The financial statements of each Fund incorporated by reference herein have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing therein and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.


    ---------------------------------------------------------------------------
     SAFEKEEPING OF SECURITIES, DISTRIBUTOR, AND TRANSFER AND REDEMPTION AGENT
     --------------------------------------------------------------------------

State Street Bank and Trust Company (the "Custodian"), U.S. Mutual Funds Services Division, P.O. Box 1713, Boston, Massachusetts 02105, serv es as custodian of all securities and funds owned by each Fund in accordance with the terms of a Custodial Agreement between the Company and the Custodian. The Custodian also provides dividend paying services to the Funds.


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                                       Page 43

Funds Distributor, Inc. (the "Distributor"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves as distributor to the Funds. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

Pursuant to a Distribution Agreement with the Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Funds' Management Agreements discussed above. Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

Pursuant to an Agreement among the Investment Manager, the Company, Dresdner RCM Equity Funds, Inc. and the Distributor, the Distributor has agreed to provide: regulatory, compliance and related technical services to the Funds; services with regard to advertising, marketing and promotional activities; and officers to the Company. The Investment Manager is required to reimburse the Company for any fees and expenses of the Distributor pursuant to the Agreement.


National Financial Data Services, (the "Transfer Agent"), P.O. Box 419927, Kansas City, Missouri 64141-6927, serves as transfer and redemption agent for each Fund's capital stock. The Transfer Agent is an affiliate of the Custodian.


                               ------------------------
                                ADDITIONAL INFORMATION
                               ------------------------


This Prospectus does not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the Commission. The registration statements and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th
Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. They are also available on the SEC's Internet Web Site at http://www.sec.gov.


Under an Agreement dated December 11, 1997, the Investment Manager has granted the Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, the Company has granted the Investment Manager, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

The Growth Equity Fund may from time-to-time compare its investment results with the following:

1. The unmanaged Russell Mid-Capitalization Index, which is composed of all medium/small companies in the Russell 1000 Index.

2. The S&P 400 Index, which is a widely recognized index composed of the middle capitalization sector of the U.S. equities market.


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                                       Page 44

3. The S&P 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

4. The Dow Jones Industrial Average, which is a price-weighted average comprised of the stocks of 30 blue-chip stocks, primarily manufacturing companies, but also service companies.

5. The Russell 2000 Index, which is the 2,000 smallest stocks in the Russell 3000 Index.

6. The Value Line Composite Index, which consists of approximately 1,700 common equity securities.

7. The NASDAQ Over-the-Counter Composite Index, which is a value-weighted index composed of 4,500 stocks traded over-the-counter.

8. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

The Small Cap Fund may from time-to-time compare its investment results with the following:


1. The Russell 2000 Index which is the 2,000 smallest stocks in the Russell 3000 Index.

2. The S&P 500 Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

3. The Value Line Composite Index, which consists of approximately 1,700 common equity securities.

4. The NASDAQ Over-the-Counter Composite Index, which is a value-weighted index composed of 4,500 stocks traded over the counter.

5. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.


LICENSE AGREEMENT

Under License Agreements dated as of December 11, 1997, the Investment Manager has granted each Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, each Company has granted the Investment Manager, under certain conditions, the right to use any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.



YEAR 2000

The services provided by the Funds' Investment Manager, Distributor, Custodians and other service providers depend on the proper functioning of their computer systems. Certain of these systems will require updating or replacement prior to the year 2000 to avoid errors when storing dates and making date-related calculations. The Funds understand that these firms (and their important vendors and business partners) are taking steps reasonably designed to prepare their computer systems for the 21st century. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on any one of the Funds.


-------------------------------------------------------------------------------

                                ----------------------
                                 FINANCIAL STATEMENTS
                                ----------------------

Incorporated by reference herein are the financial statements of the Growth Equity Fund and the Small Cap Fund contained in the Funds' Annual Report to Shareholders for the year ended December 31, 1997, including the Report of Independent Accountants, dated February 20, 1998, the Statement of Investments in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statements of Changes in Net Assets, and the related Notes to Financial Statements. A copy of each Fund's Annual Report to Shareholders is available, upon request, by calling the Company at
(415) 954-5400, or by writing the Company at Four Embarcadero Center, San Francisco, California 94111.


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                                       Page 46

                APPENDIX A: CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES

As indicated above, each Fund may engage in certain stock options and stock index options transactions, and futures options transactions. The following material provides further information regarding these transactions and the associated risks.


                                ----------------------
                                 FUTURES TRANSACTIONS
                                ----------------------

Each Fund may purchase and sell stock index futures contracts and futures options as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities, in accordance with the strategies more specifically described below. Each Fund will engage in transactions in stock index futures contracts or futures options consistent with that Fund's investment objective. A stock index (such as the Standard & Poor's 500 Stock Price Index) assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the index. No physical delivery of the underlying stocks in the index is made.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian (in the name of the futures commission merchant or "FCM") an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the price of the underlying stock index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the Fund's position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


--------------------------------------------------------------------------------

CHARACTERISTICS OF FUTURES OPTIONS. Each Fund may also purchase call options and put options on stock index futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

PURCHASE OF FUTURES. When the Investment Manager anticipates a significant stock market or stock market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when a Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchases of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.

SALE OF FUTURES. Each Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that a Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by so doing, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of put options on stock index futures contracts is analogous to the purchase of puts on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. Put options may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on stock index futures contracts represents a means of obtaining temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying stock index itself, it may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the stock index futures contract or the underlying stock. Like the purchase of a stock index futures contract, a Fund would purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is not fully invested.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. The Funds will not engage in transactions in stock index futures contracts or futures options for speculation, but only as a hedge against changes in the value of securities held in each Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate to the reduction of risks inherent in the ongoing management of a Fund's investment portfolio.


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                                       Page 48

A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of the Fund's net assets would be hedged. In addition, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In each Fund transaction involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, cash equivalents, or other liquid securities (as such guidelines may allow), equal to the market value of the futures contracts will be segregated with the Fund's custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged. Such segregated accounts will be marked to market daily.

TAX TREATMENT. The extent to which each Fund may engage in futures and futures option transactions may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company and the Fund's intention to continue to qualify as such. Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any Section 1256 contracts that are held by each Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss. The potential loss incurred by a Fund in such transactions is unlimited.

REGULATORY MATTERS. Each Fund has filed a claim of exemption from registration as a commodity pool with the Commodity Futures Trading Commission (the "CFTC"). The Funds intend to conduct their futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a Commodity Pool Operator and as a Commodity Trading Advisor.

INVESTMENT AND RISK CONSIDERATIONS. There are several risks in connection with the use of futures in the Funds. One risk arises because the correlation between movements in the price of the future and movements in the price of the securities or currencies or currencies which are the subject of the hedge is not always perfect. The price of the future may move more than, or less than, the price of the securities or currencies being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities or currencies being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the future moves more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities or currencies which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of securities or currencies being hedged and movements in the price of the futures, each Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities or currencies being hedged, if the historical volatility of the price of such securities or currencies has been greater than the historical volatility of the securities or currencies. Conversely, each Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currencies being hedged is less than the historical volatility of the securities or currencies. It is also possible that, when a Fund has sold futures to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in a Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. The potential loss incurred by a Fund in such transactions is unlimited.


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                                       Page 49

Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract may result in immediate and substantial loss or gain to a Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract, and such losses are potentially unlimited. However, a Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.

When futures are purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stock in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stock at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities or currencies which are the subject of the hedge, the price of futures contracts may not correlate perfectly with movement in the stock index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the securities or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index or currency and movements in the price of stock index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a very short time frame.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reach, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of a Fund.

The Funds will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge portfolio securities or currencies, an increase in the price of the securities or currencies, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.


--------------------------------------------------------------------------------

Successful use of futures by the Funds for hedging purposes or to enhance returns is subject to the Investment Manager's ability to predict correctly movements in the direction of the securities and currency markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices which would reflect the rising market. As a result, the Fund might have to sell securities at a time when it might be disadvantageous to do so. Similarly, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager has been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.










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                                       Page 51

                                     [LOGO]
                                                      Dresdner RCM Capital
Funds, Inc.
                                             Dresdner RCM Equity Funds, Inc.

Four Embarcadero Center
                                             San Francisco, California 94111
                                             (800) 726-7240

DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND
DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A
DRESDNER RCM EMERGING MARKETS FUND

       The mutual funds offered pursuant to this Prospectus (each a "Fund" and, collectively, the "Funds") have as their investment objective long-term appreciation of capital primarily through investment in equity and equity-related securities of domestic or foreign growth companies. As a result, the Funds' investments are chosen primarily with regard to their potential for capital appreciation. Current income is considered only as part of total investment return and is not emphasized.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors should read this document and retain it for future use. A Statement of Additional Information ("SAI") for the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI may be obtained, without charge, by writing or calling the Company at the address or telephone number set forth above.


       Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.



                   The date of this Prospectus is May 1, 1998

 TABLE OF CONTENTS

OVERVIEW_______________________________________          3
SUMMARY OF FEES AND EXPENSES___________________          4
FINANCIAL HIGHLIGHTS___________________________          5
DRESDNER RCM GLOBAL FUNDS______________________          9
INVESTMENT POLICIES____________________________         17
INVESTMENT AND RISK CONSIDERATIONS_____________         25
ORGANIZATION AND MANAGEMENT____________________         30
HOW TO PURCHASE SHARES_________________________         35
STOCKHOLDER SERVICES___________________________         37
REDEMPTION OF SHARES___________________________         39
DIVIDENDS, DISTRIBUTIONS AND TAXES_____________         41
GENERAL INFORMATION____________________________         43

       No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Dresdner RCM Capital Funds, Inc. or Dresdner RCM Equity Funds, Inc. This Prospectus is not an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer or solicitation.

 OVERVIEW

       This Prospectus relates to the Dresdner RCM International Growth Equity Fund A which is offered by Dresdner RCM Capital Funds, Inc. (the "Capital Company") and to the Dresdner RCM Large Cap Growth Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Biotechnology Fund and Dresdner RCM Emerging Markets Fund, which are offered by Dresdner RCM Equity Funds, Inc. (the "Equity
Company" and with the Capital Company, the "Companies"), respectively. Each Fund's investment objective is long-term appreciation of capital.
       DRESDNER RCM LARGE CAP GROWTH FUND invests primarily in domestic and foreign companies with large market capitalizations.
       DRESDNER RCM GLOBAL SMALL CAP FUND invests primarily in small-sized domestic and foreign companies.
       DRESDNER RCM GLOBAL TECHNOLOGY FUND invests primarily in domestic and foreign companies whose revenues are primarily generated by technology products and services.
       DRESDNER RCM GLOBAL HEALTH CARE FUND invests primarily in domestic and foreign companies in the health care and related industries.
       DRESDNER RCM BIOTECHNOLOGY FUND invests primarily in domestic and foreign companies in the biotechnology industry.
       DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A invests primarily in foreign companies.
       DRESDNER RCM EMERGING MARKETS FUND invests primarily in emerging market companies.

       The Funds' investments are chosen primarily with regard to their potential for capital appreciation. Current income is considered only as part of total return and is not emphasized. There is no assurance that any Fund will achieve its investment objective. If you seek an aggressive approach to capital growth, and can accept the above-average level of price fluctuations that the Funds may experience, one or more of the Funds may be an appropriate part of your overall investment strategy. Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.
       Each Fund is managed by Dresdner RCM Global Investors LLC ("Dresdner
RCM" or the "Investment Manager"). Dresdner RCM is an investment adviser registered with the Securities and Exchange Commission with principal offices in San Francisco, California. Dresdner RCM, together with its predecessors, have over 25 years of experience in investing in equity and equity-related securities. Dresdner RCM, together with its affiliates, currently provides investment management services to institutional and individual clients and registered investment companies with aggregate assets in excess of $60 billion.


                                                                          [LOGO]

 SUMMARY OF FEES AND EXPENSES

       The following information is designed to help you understand various costs and expenses of each Fund that an investor may bear directly or indirectly. Information about the Biotechnology Fund and the Emerging Markets Fund is based on their expected expenses for their first full year of operation. Information about the other Funds is based on their expenses for the past year. Actual expenses and returns may be greater or less than those shown below.

SHAREHOLDER TRANSACTION EXPENSES
(applicable to each Fund)

Sales load imposed on purchases           None
Sales load imposed on reinvested
  dividends                               None
Deferred sales charges on redemptions     None
Redemption fee                            None
Exchange fee                              None

ANNUAL OPERATING EXPENSES
(expressed as a percentage of average net assets)

                                                                                        TOTAL FUND
                                         MANAGEMENT      RULE 12b-1          OTHER       OPERATING
                                            FEE              FEE          EXPENSES(1)   EXPENSES(1)
---------------------------------------------------------------------------------------------------
Large Cap Fund                              0.70%            0.15%            0.10%         0.95%
Global Small Cap Fund                       1.00%            0.25%            0.50%         1.75%
Technology Fund                             1.00%               -             0.75%         1.75%
Health Care Fund                            1.00%            0.25%            0.25%         1.50%
Biotechnology Fund                          1.00%            0.25%            0.25%         1.50%
International Fund                          0.75%               -             0.25%         1.00%
Emerging Markets Fund                       1.00%               -             0.50%         1.50%

EXAMPLE
Assume you invest $1,000 in each Fund, the Funds return 5% annually and each Fund's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.


                                           1 YEAR       3 YEARS      5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
Large Cap Fund                               $10          $30           $53           $117
Global Small Cap Fund                         18           55            95            206
Technology Fund                               18           55            95            206
Health Care Fund                              15           47            82            179
Biotechnology Fund                            15           47            82            179
International Fund                            10           32            55            122
Emerging Markets Fund                         15           47            82            179

This example should not be considered a representation of past or future returns or expenses, which may be more or less than those shown.


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(1) The Investment Manager has voluntarily agreed, until at least December 31, 1998, to pay each Fund on a quarterly basis the amount, if any, by which ordinary operating expenses of the respective Company attributable to such Fund for the quarter (except interest, taxes and extraordinary expenses) exceed such Fund's annualized rate noted above as a percentage of the average daily net assets of such Fund. Without such reimbursement, the ratio of other expenses and total Fund operating expenses would have been 0.31% and 1.06% for the International Fund, 1.45% and 2.45% for the Technology Fund, 1.84% and 3.09% for the Global Small Cap Fund, 1.68% and 2.93% for the Health Care Fund, and 1.78% and 2.63% for the Large Cap Fund. In subsequent years, each Fund will reimburse the Investment Manager for any such payments to the extent that each Fund's operating expenses are otherwise below its expense cap. Other expenses and total Fund operating expenses for the first year of operation of the Biotechnology Fund and Emerging Markets Fund, without expense reduction, are estimated to be 4.14% and 5.39%, respectively, for the Biotechnology Fund and 4.32% and 5.32%, respectively, for the Emerging Markets Fund.

 FINANCIAL HIGHLIGHTS

       The information relating to the Biotechnology Fund and the Emerging Markets Fund for the three-month period ended March 31, 1998 has been prepared by the Equity Company and is not audited. The following information relating to each of the other Funds has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their opinion appearing in such Fund's 1997 Annual Report to Shareholders (which has been incorporated by reference in the SAI). This information should be read in conjunction with the financial statements and related notes, which are included in such Annual Report to Shareholders.

       Copies of the Funds' 1997 Annual Reports to Shareholders are available, upon request, by either calling Dresdner RCM Global Funds at (800) 726-7240 or mailing a request to Four Embarcadero Center, San Francisco, California 94111.


                                                                          [LOGO]

DRESDNER RCM EQUITY FUNDS, INC.
FINANCIAL HIGHLIGHTS

                                         ------------------------------------------------------------------
                                                                                                 TECHNOLOGY
                                              LARGE CAP FUND           GLOBAL SMALL CAP FUND        FUND
                                         -------------------------   -------------------------   ----------
For a share outstanding throughout each
fiscal year or period ended December 31     1997        1996(1)         1997        1996(1)         1997
                                         ----------  -------------   ----------  -------------   ----------
PER SHARE OPERATING PERFORMANCE: (5)
  Net asset value, beginning of period   $   10.00   $    10.00      $   10.00   $    10.00      $   12.60
                                         ----------  -------------   ----------  -------------   ----------
  Net investment income (loss)                0.01            -          (0.13 )          -          (0.16 )
  Net realized and unrealized gain
    (loss) on investments                     3.17            -           2.64            -           3.46
                                         ----------  -------------   ----------  -------------   ----------
  Net increase (decrease) in net asset
    value resulting from investment
    operations                                3.18            -           2.51            -           3.30
                                         ----------  -------------   ----------  -------------   ----------
  Distributions:
    Net investment income                    (0.01 )          -              -            -              -
    Net realized gain on investments         (0.64 )          -          (1.42 )          -          (2.21 )
                                         ----------  -------------   ----------  -------------   ----------
        Total distributions                  (0.65 )          -          (1.42 )          -          (2.21 )
                                         ----------  -------------   ----------  -------------   ----------
NET ASSET VALUE, END OF PERIOD           $   12.53   $    10.00      $   11.09   $    10.00      $   13.69
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
TOTAL RETURN (6)                             31.99%        0.00%         25.48%        0.00%         27.08%
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   5,025   $    4,000      $   4,456   $    4,000      $   6,950
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
Ratio of expenses to average net
  assets:
  With reimbursement                          0.95%        0.00%(8)       1.75%        0.00%(8)       1.75%
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
  Without reimbursement                       2.63%           -           3.09%           -           2.45%
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
Ratio of net investment income to
  average
  net assets:
  With reimbursement                          0.10%        0.00%(8)      (1.14%)       0.00%(8)      (1.15%)
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
  Without reimbursement                      (1.58%)          -          (2.49%)          -          (1.86%)
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
Portfolio turnover                          119.87%        0.00%        153.49%        0.00%        189.41%
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------
Average commission rate paid per share
  (7)                                    $  0.0469   $   0.0326      $  0.0202   $   0.0465      $  0.0678
                                         ----------  -------------   ----------  -------------   ----------
                                         ----------  -------------   ----------  -------------   ----------

--------------------------------------------------------------------------------

(1) Period from December 31, 1996 (commencement of operation) to December 31, 1996.
(2) Period from December 27, 1995 (commencement of operation) to December 31, 1995.
(3)  For the three-month period ended March 31, 1998.
(4) Period from December 30, 1997 (commencement of operation) to December 31, 1997.
(5)  Calculated using the average share method.
(6) Total return measures the change in value of an investment over the period indicated.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(8)  Not annualized. Fund was in operation for less than five days.

                                                                           DRESDNER RCM
                                         ---------------------------------------------------------------------------------
                                              TECHNOLOGY FUND            HEALTH CARE FUND           BIOTECHNOLOGY FUND
                                         -------------------------   -------------------------   -------------------------
                                                                                                 (UNAUDITED)
                                            1996        1995(2)         1997        1996(1)       1998(3)       1997(4)
                                         ----------  -------------   ----------  -------------   ----------  -------------
PER SHARE OPERATING PERFORMANCE: (5)
  Net asset value, beginning of period   $   10.04   $    10.00      $   10.00   $    10.00      $   10.00   $    10.00
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Net investment income (loss)               (0.15 )          -          (0.06 )          -          (0.01 )          -
  Net realized and unrealized gain
    (loss) on investments                     2.80         0.04           3.03            -           0.60            -
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Net increase (decrease) in net asset
    value resulting from investment
    operations                                2.65         0.04           2.97            -           0.59            -
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Distributions:
    Net investment income                        -            -              -            -              -            -
    Net realized gain on investments         (0.09 )          -          (1.32 )          -              -            -
                                         ----------  -------------   ----------  -------------   ----------  -------------
        Total distributions                  (0.09 )          -          (1.32 )          -              -            -
                                         ----------  -------------   ----------  -------------   ----------  -------------
NET ASSET VALUE, END OF PERIOD           $   12.60   $    10.04      $   11.65   $    10.00      $   10.59   $    10.00
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
TOTAL RETURN (6)                             26.41%        0.40%         30.00%        0.00%          5.90%        0.00%
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   5,117   $      954      $   4,671   $    4,000      $   3,190   $    3,000
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
Ratio of expenses to average net
  assets:
  With reimbursement                          1.73%        0.00%(8)       1.50%        0.00%(8)       1.50%        0.01%(8)
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Without reimbursement                       7.75%           -           2.93%           -           5.39%           -
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
Ratio of net investment income to
  average
  net assets:
  With reimbursement                         (1.34%)      (0.02%)(8)     (0.55%)       0.00%(8)      (0.58%)       0.01%(8)
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
  Without reimbursement                      (7.36%)          -          (1.98%)          -          (4.47%)          -
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
Portfolio turnover                          155.58%        0.00%        157.65%        0.00%         22.69%        0.00%
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------
Average commission rate paid per share
  (7)                                    $  0.0599   $        -      $  0.0528   $   0.0324      $  0.0416   $        -
                                         ----------  -------------   ----------  -------------   ----------  -------------
                                         ----------  -------------   ----------  -------------   ----------  -------------


                                           EMERGING MARKETS FUND
                                         -------------------------
                                         (UNAUDITED)
                                          1998(3)       1997(4)
                                         ----------  -------------
PER SHARE OPERATING PERFORMANCE: (5)
  Net asset value, beginning of period   $    9.99   $    10.00
                                         ----------  -------------
  Net investment income (loss)                0.00            -
  Net realized and unrealized gain
    (loss) on investments                     0.97        (0.01)
                                         ----------  -------------
  Net increase (decrease) in net asset
    value resulting from investment
    operations                                0.97        (0.01)
                                         ----------  -------------
  Distributions:
    Net investment income                        -            -
    Net realized gain on investments             -            -
                                         ----------  -------------
        Total distributions                      -            -
                                         ----------  -------------
NET ASSET VALUE, END OF PERIOD           $   10.96   $     9.99
                                         ----------  -------------
                                         ----------  -------------
TOTAL RETURN (6)                              9.71%        0.00%
                                         ----------  -------------
                                         ----------  -------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $   3,289   $    2,996
                                         ----------  -------------
                                         ----------  -------------
Ratio of expenses to average net
  assets:
  With reimbursement                          1.50%        0.01%(8)
                                         ----------  -------------
                                         ----------  -------------
  Without reimbursement                       5.32%           -
                                         ----------  -------------
                                         ----------  -------------
Ratio of net investment income to
  average
  net assets:
  With reimbursement                          0.19%        0.00%(8)
                                         ----------  -------------
                                         ----------  -------------
  Without reimbursement                      (3.63%)          -
                                         ----------  -------------
                                         ----------  -------------
Portfolio turnover                           32.85%        0.00%
                                         ----------  -------------
                                         ----------  -------------
Average commission rate paid per share
  (7)                                    $  0.0042   $   0.0079
                                         ----------  -------------
                                         ----------  -------------

--------------------------------------------------------------------------------

(1) Period from December 31, 1996 (commencement of operation) to December 31, 1996.
(2) Period from December 27, 1995 (commencement of operation) to December 31, 1995.
(3)  For the three-month period ended March 31, 1998.
(4) Period from December 30, 1997 (commencement of operation) to December 31, 1997.
(5)  Calculated using the average share method.
(6) Total return measures the change in value of an investment over the period indicated.
(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(8)  Not annualized. Fund was in operation for less than five days.

                                                                          [LOGO]

 DRESDNER RCM CAPITAL FUNDS, INC.
FINANCIAL HIGHLIGHTS


                                            DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A
For a share outstanding throughout each  ------------------------------------------------------
fiscal year ended December 31              1997(1)      1996(1)(2)       1995        1994(3)
                                         ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period   $     12.72   $     11.56   $     10.00   $     10.00
                                         ------------  ------------  ------------  ------------
  Net investment income                         0.06          0.04          0.12          0.00
  Net realized and unrealized gain
    (loss) on investments                       2.22          2.16          1.68         (0.00 )
                                         ------------  ------------  ------------  ------------
  Net increase in net asset value
    resulting from investment
    operations                                  2.28          2.20          1.80          0.00
                                         ------------  ------------  ------------  ------------
  Distributions:
    Net investment income                      (0.14 )       (0.16 )       (0.11 )       (0.00 )
    Net realized gain on investments           (1.16 )       (0.88 )       (0.13 )       (0.00 )
                                         ------------  ------------  ------------  ------------
        Total distributions                    (1.30 )       (1.04 )       (0.24 )       (0.00 )
                                         ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD           $     13.70   $     12.72   $     11.56   $     10.00
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
TOTAL RETURN (4)                               17.93%        19.31%        17.98%         0.01%
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in millions)  $        98   $        53   $        34   $        25
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
Ratio of expenses to average net
  assets:
  With reimbursement                            1.00%         0.99%         0.75%         0.00%(6)
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
  Without reimbursement                         1.06%         1.25%         1.11%            -
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
Ratio of net investment income to
  average net assets:
  With reimbursement                            0.41%         0.32%         1.19%         0.01%(6)
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
  Without reimbursement                         0.35%         0.06%         0.83%            -
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
Portfolio turnover                            122.43%       119.09%        87.40%         0.00%(6)
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------
Average commission rate paid per share
  (5)                                    $    0.0235   $    0.0179   $         -   $         -
                                         ------------  ------------  ------------  ------------
                                         ------------  ------------  ------------  ------------

--------------------------------------------------------------------------------

(1)  Calculated using the average share method.
(2) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(3)  Commencement of operation was December 28, 1994.
(4) Total return measures the change in value of an investment over the period indicated.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(6)  Not annualized. Fund was in operation for four days.

 DRESDNER RCM GLOBAL FUNDS

DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND
DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A
DRESDNER RCM EMERGING MARKETS FUND

       The following section describes the goals and strategies for the Dresdner RCM Global Funds offered pursuant to this Prospectus. An investment in any one of the Funds is subject to a variety of risks including risks associated with equity securities and foreign companies. For a detailed description of the risks associated with an investment in any one of the Funds, refer to the section entitled INVESTMENT AND RISK CONSIDERATIONS beginning on page 25. Please read this section carefully before investing.

                                                                          [LOGO]

 DRESDNER RCM LARGE CAP GROWTH FUND

GOAL AND STRATEGY

       Dresdner RCM Large Cap Growth Fund (the "Large Cap Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of domestic companies with large market capitalizations. Companies with "large market capitalizations" are defined as companies whose common stock, and securities convertible into common stock, have a total market capitalization of at least $1 billion at the time of purchase. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.
       The Fund may invest up to 20% of its total assets in equity and equity-related securities of foreign issuers. Under normal market conditions, the Fund will not invest more than 10% of its total assets in securities of issuers that are organized or headquartered in any one foreign country. The
Fund may invest up to 10% of its total assets in securities of companies organized or headquartered in emerging market countries, all of which may be invested in securities of issuers organized or headquartered in any one emerging market country.
       There are currently no limitations on the types of businesses in which the Fund may invest, although no more than 25% of the Fund's total assets may be invested in the securities of companies primarily engaged in any one industry (other than securities of the U.S. Government, its agencies and instrumentalities). There is no maximum market capitalization for the companies in which the Fund invests. The Fund is not required to sell portfolio securities solely because a company's market capitalization has declined below $1 billion, and is not prevented from purchasing or required to sell other portfolio securities as a result of such change.

 DRESDNER RCM GLOBAL SMALL CAP FUND

GOAL AND STRATEGY

       Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of small-sized domestic and foreign companies. "Small-sized companies" are defined as companies whose common stock, or securities convertible into common stock, have a total market capitalization of up to $1 billion at the time of purchase. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.
       Under normal market conditions, as a fundamental policy which cannot be changed without stockholder approval, the Fund invests in equity and equity-related securities of companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 100% of its total assets in equity and equity-related securities of foreign issuers. While there is no limitation on the countries in which the Fund may invest, the Fund currently expects that the majority of its foreign investments will be in securities of companies organized or headquartered in Japan and the countries of Western Europe. Under normal market conditions, the Fund will not invest more than 25% of its total assets in securities of issuers that are organized or headquartered in any one foreign country, other than France, Germany, Japan and the United Kingdom. Up to 30% of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country.
       There are currently no limitations on the types of businesses in which the Fund may invest, although no more than 25% of the Fund's total assets may be invested in the securities of companies primarily engaged in any one industry (other than securities of the U.S. Government, its agencies and instrumentalities). Although there is no minimum market capitalization for the companies in which the Fund invests, the Investment Manager currently does not intend to invest more than 15% of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase. The Fund is not required to sell portfolio securities solely because a company's market capitalization has exceeded $1 billion, and is not prevented from purchasing or required to sell other portfolio securities as a result of such change. The average market capitalization of the Fund's portfolio at market value is expected to be approximately $500 million and will not exceed $1 billion.

                                                                          [LOGO]

 DRESDNER RCM GLOBAL TECHNOLOGY FUND

GOAL AND STRATEGY

       Dresdner RCM Global Technology Fund (the "Technology Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of domestic and foreign companies whose revenues are primarily generated by technology products and services. These products and services include computers and computer peripherals, software, electronic components and systems, communications equipment and services, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The Fund may also invest in companies that, in the Investment Manager's view, should significantly benefit from the commercialization of technological advances even if they are not directly involved in them. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.
       Under normal market conditions, as a fundamental policy which cannot be changed without stockholder approval, the Fund invests in equity and equity-related securities of companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 50% of its total assets in equity and equity-related securities of foreign issuers. However, under normal market conditions, the Fund will not invest more than 25% of its total assets in securities of issuers that are organized or headquartered in Japan. Up to 20% of the Fund's total assets may be invested in emerging market issuers; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country.
       Although there is no limitation of the market capitalizations of the companies in which the Fund invests, the Investment Manager currently intends to invest primarily in equity and equity-related securities of companies with market capitalizations in excess of $500 million at the time of purchase, and does not intend to invest more than 15% of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase.

 DRESDNER RCM GLOBAL HEALTH CARE FUND

GOAL AND STRATEGY

       Dresdner RCM Global Health Care Fund (the "Health Care Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of domestic and foreign health care companies. "Health care companies" are defined as companies which principally are engaged in the health care business including, but not limited to, pharmaceutical, biochemical and biotechnology and medical companies. These companies are typically involved in research and development or ownership and/or operation of health care facilities, franchises or practices, and the design, production or selling of medical, dental and optical products. A company will be deemed to be principally engaged in the health care business if at least 50% of its earnings or revenues is derived from health care activities, or at least 50% of its assets are devoted to such activities, based upon the company's financial statements as of the end of its most recent fiscal year. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.
       Under normal market conditions, as a fundamental policy which cannot be changed without stockholder approval, the Fund invests in equity and equity-related securities of companies organized or headquartered in at least three different countries (one of which may be the United States). The Fund may invest up to 100% of its total assets in equity and equity-related securities of foreign issuers. While there is no limitation on the countries in which the Fund may invest, the Fund currently expects that the majority of its foreign investments will be in securities of companies organized or headquartered in Japan and the countries of Western Europe. Up to 15% of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country.
       Although there is no limitation on the market capitalizations of the companies in which the Fund may invest, the Investment Manager currently intends to invest primarily in equity and equity-related securities of companies with market capitalizations of at least $1 billion at the time of purchase, and does not intend to invest more than 15% of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase.

                                                                          [LOGO]

 DRESDNER RCM BIOTECHNOLOGY FUND

GOAL AND STRATEGY

       Dresdner RCM Biotechnology Fund (the "Biotechnology Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of domestic and foreign companies in the biotechnology industry. The Fund seeks investment opportunities in companies engaged in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry includes pharmaceutical, biochemical, medical/surgical, human health care, agricultural and industrial oriented companies. However, because of the rapid developments in the biotechnology industry, it can be expected that over time companies with new and different products and focuses will be included in the industry. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.
       While there is no limitation on the countries in which the Fund may invest, the Fund currently expects that the majority of its investments will be in securities of companies organized or headquartered in the United States. However, the Fund may invest up to 100% of its total assets in equity and equity-related securities of foreign issuers. Under normal market conditions the Fund will not invest more than 25% of its total assets in securities of issuers organized or headquartered in any one foreign country. Up to 15% of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities of issuers organized or headquartered in any one emerging market country.
       Although there is no limitation on the market capitalizations of the companies in which the Fund may invest, it is likely that a significant portion of the companies in which the Fund invests will have market capitalizations below $1 billion. The Investment Manager currently does not intend to invest more than 15% of the Fund's total assets in securities of companies with market capitalizations below $100 million at the time of purchase.

 DRESDNER RCM INTERNATIONAL GROWTH
EQUITY FUND A

GOAL AND STRATEGY

       Dresdner RCM International Growth Equity Fund A (the "International Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of foreign companies. These foreign companies include:
(i) companies that are organized or headquartered, or whose operations principally are conducted outside, the United States; (ii) companies whose securities are principally traded outside the United States, regardless of where the company is organized or headquartered or where its operations principally are conducted; (iii) companies that have issued depositary receipts; and (iv) other investment companies investing primarily in such equity and equity-related foreign securities. Under normal market conditions, the Fund invests at least 65% of its total assets in these companies.
       The Fund invests in securities of issuers located in at least ten different countries, with no more than 25% of its total assets invested in securities of issuers that are organized or headquartered in any one foreign country other than Japan, the United Kingdom and Germany. Investments in securities of issuers organized or headquartered in Japan, the United Kingdom and Germany may in each country aggregate up to 65% of the Fund's total assets. The Fund may also invest up to 10% of its total assets in U.S. issuers. The
Fund expects to invest a substantial portion of its assets in securities of companies that are organized or headquartered in developed foreign countries.
Up to 30% of the Fund's total assets may be invested in securities of companies organized or headquartered in emerging market countries; however, the Fund will not invest more than 10% of its total assets in securities (excluding foreign currencies) of issuers organized or headquartered in any one emerging market country.
       Although there is no limitation on the market capitalizations of the companies in which the Fund may invest, the Investment Manager currently intends to invest primarily in equity and equity-related securities of issuers with market capitalizations in excess of $1 billion at the time of purchase, and does not intend to invest more than 10% of the Fund's total assets in securities of issuers with market capitalizations below $100 million at the time of purchase.

                                                                          [LOGO]

 DRESDNER RCM EMERGING MARKETS FUND

GOAL AND STRATEGY

       Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") seeks appreciation of capital by investing primarily in equity and equity-related securities of emerging market companies. "Emerging markets companies" are defined as companies organized or headquartered in any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities, or other recognized financial institutions. Under normal market conditions, the Fund invests at least 80% of its total assets in these companies.
       As of the date of this Prospectus, emerging market countries are deemed to include, for purposes of this Prospectus, all foreign countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New
Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
       The Fund will not invest more than 15% of its total assets in securities of issuers that are organized or headquartered in any one emerging market country. In addition, the Fund may invest up to 15% of its total assets in securities of issuers that are organized or headquartered in developed countries, but that have or will have substantial assets in developing countries or derive or expect to derive a substantial portion of their total revenues from goods and services produced in, or sales made in, developing countries.
       Although there is no limit on the market capitalizations of the companies in which the Fund may invest, the Investment Manager currently intends to invest primarily in equity and equity-related securities of companies with market capitalizations in excess of $100 million at the time of purchase.

 INVESTMENT POLICIES

HOW DO THE FUNDS SELECT PORTFOLIO SECURITIES?

       The Investment Manager seeks to identify companies that are expected to have higher-than-average rates of growth and strong potential for capital appreciation relative to downside exposure. While each Fund emphasizes investments in growth companies, each Fund also may invest in other companies that are not traditionally considered to be growth companies, such as emerging growth companies and cyclical and semi-cyclical companies in developing economies, if the Investment Manager believes that such companies have above-average growth potential.
       In determining whether securities of particular issuers are believed to have the potential for capital appreciation, the Investment Manager evaluates the fundamental value of each enterprise, as well as its prospects for growth. In most cases, these companies will have one or more of the following characteristics: superior management; strong balance sheets; differentiated or superior products or services; substantial capacity for growth in revenue, through either an expanding market or through expanding market share; strong commitment to research and development; and a steady stream of new products or services. Because current income is not the focus of any Fund's investment objective, no Fund will restrict its investments in equity and equity-related securities to those issuers with a record of dividend payments.
       In evaluating particular foreign investment opportunities, the Investment Manager may consider, in addition to the factors described above, the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular company is located, as well as other factors it deems relevant.


WHAT ARE EQUITY AND EQUITY-RELATED SECURITIES?

       Equity and equity-related securities include common stock, preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock, and options on stock and stock indices. In addition, equity and equity-related securities may include securities sold in the form of depositary receipts and securities issued by other investment companies. The International Fund and Large Cap Fund currently intend to invest primarily in common stock. The other Funds currently intend to invest primarily in common stock and depositary receipts.


WHAT KINDS OF FOREIGN SECURITIES WILL THE FUNDS INVEST IN?

       The types of foreign equity and equity-related securities that the Funds may invest in include: (i) securities of companies that are organized or headquartered, or whose operations principally are conducted, outside the United States; (ii) securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations principally are conducted; (iii) depositary receipts; and


                                                                          [LOGO]

(iv) securities of other investment companies investing primarily in such equity and equity-related foreign securities.
       Each Fund expects that its investments in foreign securities will be comprised primarily of securities that are traded on recognized foreign securities exchanges. However, each Fund also may invest in securities that are traded only over-the-counter, either in the United States or in foreign markets, when the Investment Manager believes that such securities meet the Fund's investment criteria. Subject to each Fund's restrictions on investment in foreign securities, the Funds also may invest in securities that are not publicly traded either in the United States or in foreign markets.


DO THE FUNDS BUY AND SELL FOREIGN CURRENCIES?

       Each Fund presently expects to purchase or sell foreign currencies primarily to settle foreign securities transactions. However, each Fund may also engage in currency management transactions to hedge currency exposure related to securities it owns or that it anticipates purchasing. (See DO THE FUNDS HEDGE THEIR INVESTMENTS?) In addition, a Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates.
       For purposes of the percentage limitations on each Fund's investments in foreign securities, the term securities does not include foreign currencies. This means that a Fund's exposure to foreign currencies or multinational currency units such as the European Currency Unit (a "basket" comprised of specified amounts of currencies of certain of the members of the European Union) may be greater than its percentage limitation on investments in foreign securities denominated in foreign currencies and multinational currency units. Each Fund will incur costs in connection with conversions between various currencies and gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates.
       Each Fund is also authorized to employ currency management techniques to enhance its total return, although there is no present intention to do so. A Fund may not employ more than 30% of the value of its total assets, calculated at the time of purchase, in currency management techniques for the purpose of enhancing return.

DO THE FUNDS HEDGE THEIR INVESTMENTS?

       For hedging purposes, each Fund may purchase options on stock indices and on securities that are authorized for purchase by the Fund. If a Fund purchases a "put" option on a security, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). If a Fund purchases a "call" option on a security, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option (or on the option expiration date). An option on a stock index gives a Fund the right to receive a cash payment equal to the difference between the closing price of the index and the exercise price of the option. A Fund may "close out" an option prior to its exercise or expiration by selling an option of the same series as the option previously purchased.

       Each Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations. The International Fund may hedge up to 100% of its total assets. These techniques include forward currency exchange contracts, currency options, futures contracts (and related options), and currency swaps. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency options are rights to purchase or sell a specific currency at a future date at a specified price. Futures contracts are agreements to take or make delivery of an amount of cash equal to the difference between the value of the currency at the close of the last trading day of the contract and the contract price. Currency swaps involve the exchange of rights to make or receive payments in specified currencies.
       Each Fund may cross-hedge currencies, which involves writing or purchasing options or entering into foreign exchange contracts on one currency to hedge against changes in exchange rates for a different currency, if, in the judgment of the Investment Manager, there is a pattern of correlation between the two currencies.


WHAT OTHER INVESTMENT PRACTICES SHOULD I KNOW ABOUT?

DEPOSITARY RECEIPTS

       Each Fund may invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other similar depositary instruments representing securities of foreign companies. ADRs are receipts for ordinary shares of foreign companies that typically are issued by U.S. banks and entitle the holder to all dividends and all capital gains associated with the underlying ordinary shares. These securities may not be denominated in the same currency as the underlying securities that they represent. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing a similar arrangement. When it is possible to invest either in an ADR, EDR, or GDR, or to invest directly in the underlying security, the Investment Manager will evaluate which investment opportunity is preferable, based on price differences, relative trading volumes, anticipated liquidity, differences in currency risk, and other factors.
       Although investment in ADRs does not involve the currency exchange risk that is present when investing in the underlying securities, depositary receipts may have risks that are similar to those of foreign equity securities. Therefore, for purposes of each Fund's investment policies and restrictions, depositary receipts are treated as foreign equity securities, based on the country in which the underlying issuer is organized or headquartered. (See WHAT KINDS OF FOREIGN SECURITIES WILL THE FUNDS INVEST IN?)

OTHER INVESTMENT COMPANIES

       The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may place limitations on such

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investments. The only practical means of investing in such issuers may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In such cases and in other appropriate circumstances, and subject to the restrictions referred to above regarding investments in companies organized or headquartered in foreign countries (see WHAT KINDS OF FOREIGN SECURITIES WILL THE FUNDS INVEST IN?), each Fund may invest up to 10% of the value of its total assets in other investment companies. However, no Fund may acquire more than 3% of the voting securities of any other investment company.
       To the extent that a Fund invests in other investment companies, it will bear its proportionate share of any management or administration fees and other expenses paid by investment companies in which it invests. At the same time, the Fund would continue to pay its own management fees and other expenses.

SHORT SELLING

       Each Fund, except the International Fund, may make short sales of securities that it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and may also make short sales of securities which it does not own or have the right to acquire. In order to deliver a security that is sold short to the buyer, the Fund must arrange through a broker to borrow the security, and becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. When a Fund makes a short sale, the proceeds of the sale are retained by the broker until the Fund replaces the borrowed security.
       The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

       Although the International Fund may not make short sales of securities, it may maintain short positions in connection with its use of options, futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.


WHEN ISSUED, FIRM COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

       Each Fund may purchase securities on a delayed delivery or "when issued" basis and may enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase, but delivery and payment can be scheduled for shorter or longer periods, based upon the agreement of the buyer and the seller. No interest accrues to the purchaser during the period before delivery. The Funds generally do not intend to enter into these transactions for the purpose of leverage, but may sell the right to receive delivery of the securities before the settlement date. The value of the securities at settlement may be more or less than the agreed upon price.
       A Fund will segregate cash, U.S. Government securities or other liquid debt or equity securities in an amount sufficient to meet its payment obligations with respect to any such transactions. To the extent that assets are segregated for this purpose, a Fund's liquidity and the ability of the Investment Manager to manage its portfolio may be adversely affected.

DEBT SECURITIES

       Under normal market conditions, the International Fund may invest up to 20%, and each other Fund except the Emerging Markets Fund may invest up to 10%, of its total assets in short-term debt obligations (with maturities of less than one year) issued or guaranteed by the U.S. Government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational governmental entities, and debt obligations of corporate issuers. Such debt obligations will be rated, at the time of purchase, investment grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service ("Moody's"), or another recognized rating organization, or if unrated will be determined by the Investment Manager to be of comparable investment quality. Investment grade means the issuer of the security is believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher-rated securities. The Investment Manager does not currently intend to purchase U.S. or foreign debt securities on behalf of the International Fund except on an occasional basis when the Investment Manager believes that unusually attractive investments are available.

       The Emerging Markets Fund may invest up to 5% of its total assets in debt securities issued or guaranteed by an emerging market company or government (including such government's agencies, instrumentalities, authorities and political subdivisions), or denominated in the currencies of emerging market countries that the Investment Manager believes present attractive investment opportunities for capital growth. There is no limit on the average maturity of the debt securities in the Emerging Markets Fund's portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's, or another recognized international rating organization. Bonds rated below investment grade are often referred to as "junk bonds," and involve greater risk of default or price declines than investment grade securities.

       During times when the Investment Manager believes a temporary defensive posture is warranted, including times involving international, political or economic uncertainty, each Fund may hold all or a substantial portion of its assets in investment grade debt securities issued or guaranteed by the U.S. Government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. When a Fund is so invested, it may not be achieving its investment objective.

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BORROWING MONEY

       From time to time, it may be advantageous for a Fund to borrow money rather than sell portfolio securities to raise the cash to meet redemption requests. In order to meet such redemption requests, each Fund may borrow from banks or enter into reverse repurchase agreements. Each Fund may also borrow up to 5% of the value of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Funds will not borrow money for leveraging purposes. A Fund may continue to purchase securities while borrowings are outstanding, but will not do so when the Fund's borrowings (including reverse repurchase agreements) exceed 5% of the value of its total assets. The 1940 Act permits a Fund to borrow only from banks and only to the extent that the value of its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing), and requires the Fund to take prompt action to reduce its borrowings if this limit is exceeded. For the purpose of the 300% borrowing limitation, reverse repurchase transactions are considered to be borrowings.

       A reverse repurchase agreement involves a transaction by which a borrower (such as a Fund) sells a security to a purchaser (a member bank of the Federal Reserve System or a broker-dealer deemed creditworthy pursuant to standards adopted by the Board of Directors of the Capital Company or the Equity Company, as applicable (each, a "Board of Directors" or collectively, the "Boards of Directors"), and simultaneously agrees to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

LENDING PORTFOLIO SECURITIES

       Each Fund is authorized to make loans of portfolio securities, for the purpose of realizing additional income, to broker-dealers or other institutional investors deemed creditworthy pursuant to standards adopted by its Board of Directors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. Government securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities, and a fee and/or a portion of the interest earned on the collateral, less any fees and administrative expenses associated with the loan.

ILLIQUID SECURITIES

       Each Fund may invest up to 15% (10% for the International Fund) of the value of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The Investment Manager has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Boards of Directors.
       The Funds' investments in illiquid securities may include securities that are not registered for resale under the Securities Act of 1933 (the "Securities Act"), and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register such securities at the expense of the issuer. In such cases there may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the security will be subject to market fluctuations.
       The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Manager may determine in particular cases, pursuant to standards adopted by the Boards of Directors, that such securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.

CAN THE FUNDS' OBJECTIVES AND POLICIES BE CHANGED?

       Each Fund's investment objective is a fundamental policy that may not be changed without stockholder approval. However, except as otherwise indicated in this Prospectus or the SAI, each Fund's other investment policies and restrictions are not fundamental and may be changed without stockholder approval. If there is a change in a Fund's investment objective or policies, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.
       The various percentage limitations referred to in this Prospectus apply immediately after a purchase or initial investment. Except as specifically indicated to the contrary, a Fund is not required to sell any security in its portfolio as a result of change in any applicable percentage resulting from market fluctuations.

WHAT ARE THE FUNDS' PORTFOLIO TURNOVER RATES?

       Each Fund may invest in securities on either a long-term or short-term basis. The Investment Manager anticipates that the annual portfolio turnover rate for the Biotechnology Fund and the Emerging Markets Fund should not exceed 150% and 125%, respectively, during their first full year of operation. See FINANCIAL HIGHLIGHTS for the portfolio turnover rates of the other Funds.
       A Fund's portfolio turnover rate is not a limiting factor when the Investment Manager deems portfolio changes appropriate. Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, each Fund's

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investment objective and the need for funds for the redemption of a Fund's shares.

       Because the Investment Manager will purchase and sell securities for each Fund's portfolio without regard to the length of the holding period for such securities, it is possible that a Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their assets for long-term capital appreciation or generation of current income. A high portfolio turnover rate would increase aggregate brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by the Fund's stockholders.


 INVESTMENT AND RISK CONSIDERATIONS

       Investment in the Funds is subject to a variety of risks, including the following. See the SAI for further information about these and other risks.

EQUITY INVESTMENTS

       Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions. The value of each Fund's net assets can be expected to fluctuate.


SPECIFIC INDUSTRIES

       Because the Technology Fund, Health Care Fund and Biotechnology Fund each focus its investments in a single industry, each will be more susceptible than other diversified investment companies to market and other conditions affecting the industry in which that Fund invests. Such conditions include competitive pressures affecting the financial condition of companies in which these Funds invest, rapid product obsolescence, dependence on extensive research and development, aggressive pricing and greater sensitivity to changes in governmental regulation and policies. As a result of each such Fund's concentration on a single sector, its net assets may be more volatile in price than the net asset value of an investment company with a more broadly diversified portfolio.

SMALL-SIZED COMPANIES

       Investments in small-sized concerns may involve greater risks than investments in larger companies. The securities of small-sized companies, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, than securities of larger companies as a class. In addition, small-sized companies in which a Fund may invest may be unseasoned; that is, these companies may have limited or unprofitable operating histories, limited financial resources and inexperienced management. Small-sized companies often face competition from larger or more established firms that have greater resources. Small-sized companies may not have as great an ability to raise additional capital, may have a less diversified product line (making them susceptible to market pressure), and may have a smaller public market for their shares than larger companies. Securities of small and unseasoned companies are often less liquid than securities of larger companies and are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time or below the original purchase price. Investment by a Fund in these small or unseasoned companies may be regarded as speculative. As a result of these factors, to the extent a Fund invests in small-sized companies, its net assets may be more volatile in price than would otherwise be the case.


FOREIGN SECURITIES

       Investing in foreign securities involves significant risks, some of which are not typically associated with investing in securities of U.S.
issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar. In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards, or to other regulatory practices and requirements, comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of political instability, expropriation or nationalization of assets, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and use or removal of funds or other assets of a Fund (including the withholding of dividends and limitations on the repatriation of currencies). A Fund may also experience difficulties or delays in obtaining or enforcing judgments.
       Most foreign securities markets have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets.
       Because certain of the Funds may invest more than 25% of their total assets in the securities of companies organized or headquartered in France, Germany, Japan or the United Kingdom, such Funds may be subject to increased risks due to political, economic, social or regulatory events that may occur in these countries. Such political, economic, social or regulatory developments may adversely effect the securities and currency markets of these countries.

EMERGING MARKETS

       There are special additional risks associated with investments in emerging markets.

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The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.
       Economies in emerging market countries generally are heavily dependent upon international trade, and may be affected adversely by the economic conditions of the countries with which they trade, as well as by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries. In addition, certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. Unanticipated political or social developments may also affect the value of a Fund's investments in those countries.

OPTIONS, CURRENCY HEDGING AND CURRENCY MANAGEMENT

       There are a number of risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments. Differences between the options and securities markets could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for a variety of reasons. When trading options on foreign exchanges, many of the protections afforded to participants in the United States will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus transaction costs, this entire amount could be lost.
       A Fund's currency management techniques involve risks different from those that arise in connection with investments in U.S. dollar-denominated securities. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk than would otherwise be the case. Transactions in currency futures contracts and options on currency futures contracts involve risks similar to those of options on securities; in addition, the potential loss incurred by a Fund in such transactions is unlimited. To the extent that such techniques are used to enhance return, they are considered speculative.
       The use of hedging and currency management techniques is a highly specialized activity, and there can be no assurance as to the success of any such operations which a Fund may implement. Gains and losses in such transactions depend upon the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, currency exchange rates, and other economic factors. Although such operations could reduce the risk of loss due to a decline in the value of the hedged security or currency, they could also limit the potential gain from an increase in the value of the security or currency.


SHORT SELLING

       Short sales by a Fund that are not made "against the box" create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. The net asset value per share of a Fund engaging in short sales will tend to be more volatile than would otherwise be the case. Short sales that are not "against the box" also theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty in purchasing securities to meet its short sale delivery obligations, might have to purchase such securities at higher prices than would otherwise be the case, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

WHAT OTHER RISK FACTORS SHOULD I BE AWARE OF?

CONVERTIBLE SECURITIES AND WARRANTS

       The value of a convertible security is a function of both its yield in comparison with the yields of similar non-convertible securities and the value of the underlying stock. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a fixed price, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Investment in warrants also involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching the exercise price, in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment in the warrant.


CREDIT OF COUNTERPARTIES

       A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. When a Fund engages in repurchase, reverse repurchase, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.


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BORROWING

       Borrowing also involves special risk considerations. Interest costs of borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those of borrowing.


NON-DIVERSIFICATION


The Technology Fund, Health Care Fund, Biotechnology Fund and International Fund are non-diversified within the meaning of the 1940 Act. As non-diversified funds, each may invest a greater percentage of its assets in the securities of any single issuer than diversified funds, and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than diversified funds. However, in order to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company, a Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and representing not more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than the U.S. Government or other regulated investment companies).

 ORGANIZATION AND MANAGEMENT

WHO MANAGES THE FUNDS?

       The Large Cap Fund, Global Small Cap Fund, Technology Fund, Health Care Fund, Biotechnology Fund and Emerging Markets Fund are series of the Equity Company. The International Fund is a series of the Capital Company. The Equity Company and the Capital Company were incorporated in Maryland as open-end management investment companies in September 1995 and March 1979, respectively.
       Each Company's Board of Directors has overall responsibility for the operation of the series of the Company. Pursuant to such responsibility, the Board of Directors of each Company has approved contracts for various financial organizations to provide, among other things, day-to-day management services required by its respective series.
       Each Company has retained, as its Funds' investment manager, Dresdner RCM Global Investors LLC, a Delaware limited liability company, with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager manages each Fund's investments, provides various administrative services, and supervises each Fund's daily business affairs, subject to the authority of the applicable Company's Board of Directors.

       The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996 and is the successor to RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. The Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"), an international banking organization with principal executive offices located in Frankfurt, Germany. Shares of the Funds are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
       Pursuant to an agreement among RCM Limited L.P. ("RCM Limited"), the Investment Manager and Dresdner, RCM Limited manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of Dresdner RCM's Board of Managers. RCM Limited is a California limited partnership consisting of 45 limited partners and one general partner, RCM General Corporation, a California corporation. Twenty-four of the limited partners of RCM Limited are also the shareholders of RCM General.


EQUITY PHILOSOPHY

       The Investment Manager's equity philosophy is to invest in growth stocks--stocks of companies that are expected to have superior and predictable growth. Through fundamental research and a series of valuation screens, the Investment Manager seeks to purchase securities of those companies whose expected growth in earnings and dividends will provide a risk-adjusted return in excess of the market.


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GRASSROOTS RESEARCH

       In addition to traditional research activities, the Investment Manager utilizes research produced by Grassroots Research, an operating group within the Investment Manager. Grassroots Research prepares research reports based on field interviews with customers, distributors, and competitors of the companies that the Investment Manager follows. The Investment Manager believes that Grassroots Research can be a valuable adjunct to its traditional research efforts by providing a "second look" at companies in which a Fund is considering investing and by checking marketplace assumptions concerning market demand for particular products and services.

LARGE CAP FUND

       John D. Leland, Jr. and Carson V. Levit are primarily responsible for the day-to-day management of the Large Cap Fund. Mr. Leland is a Principal of the Investment Manager, with which he has been associated since 1972. He has managed equity portfolios on behalf of the Investment Manager since 1972. Mr. Levit is a Senior Vice President of the Investment Manager, with which he has been associated since 1993. He has participated in the management of equity portfolios on behalf of the Investment Manager since 1994.

GLOBAL SMALL CAP FUND

       David S. Plants and Michael F. Malouf are primarily responsible for the day-to-day management of the Global Small Cap Fund. Mr. Plants is a Senior Vice President of the Investment Manager, with which he has been associated since 1993. Mr. Malouf is a Senior Vice President of the Investment Manager, with which he has been associated since 1991. They have participated in the management of portfolios on behalf of the Investment Manager since 1993 and 1992, respectively.

TECHNOLOGY FUND

       Walter C. Price and Huachen Chen are primarily responsible for the day-to-day management of the Technology Fund. Messrs. Price and Chen are both Principals of the Investment Manager, with which they have been associated since 1974 and 1985, respectively. They have managed equity portfolios on behalf of the Investment Manager since 1985.

HEALTH CARE FUND AND BIOTECHNOLOGY FUND

       Jeffrey J. Wiggins and Selena A. Chaisson, M.D. are primarily responsible for the day-to-day management of the Health Care Fund and the Biotechnology Fund. Mr. Wiggins is a Principal of the Investment Manager, with which he has been associated since 1992. He has participated in the management of portfolios on behalf of the Investment Manager since 1992. Dr. Chaisson is a Senior Vice President of the Investment Manager, with which she has been associated since 1994. She has participated in the management of portfolios on behalf of the Investment Manager since 1996. In 1994 she was employed by Regeneron Pharmaceuticals where she served as Manager of Corporate Finance. From 1993-1994 she was employed by The Mendel Group where she served as a Consultant.

INTERNATIONAL FUND AND EMERGING MARKETS FUND

       William S. Stack is primarily responsible for the day-to-day management of the International Fund and together with Ana Wiechers-Marshall is primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Stack is a Principal of the Investment Manager, with which he has been associated since 1994, and is a member of its Board of Managers. From 1985-1994 he was employed by Lexington Management Corporation where he served as Managing Director and Chief Investment Officer. Mr. Stack has more than 24 years of experience managing both domestic and international equities. Ms. Wiechers-Marshall is a Senior Vice President of the Investment Manager, with which she has been associated since 1995. She has participated in the management of portfolios on behalf of the Investment Manager since 1997. From 1993-1995 she was employed by The Bank of America where she served as Latin America Regional Manager.

WHAT ARE THE FUNDS' MANAGEMENT FEES?

       Each Fund pays the Investment Manager a fee pursuant to an investment management agreement. The Technology Fund and the Emerging Markets Fund each pay a monthly fee to the Investment Manager based on its average daily net assets, at the annual rate of 1.00%. The International Fund pays a monthly fee to the Investment Manager based on its average daily net assets, at the annual rate of 0.75%.
       The Health Care Fund, Global Small Cap Fund and Biotechnology Fund each pay a monthly fee to the Investment Manager based on its average daily net assets, at the following annual rate:

AVERAGE DAILY NET ASSETS                  FEE
-----------------------------------------------
The first $500 million                    1.00%
Above $500 million and below $1 billion   0.95%
Above $1 billion                          0.90%

       The Large Cap Fund also pays a monthly fee to the Investment Manager based on its average daily net assets, at the following annual rate:

AVERAGE DAILY NET ASSETS                  FEE
-----------------------------------------------
The first $500 million                    0.70%
Above $500 million and below $1 billion   0.65%
Above $1 billion                          0.60%

WHAT OTHER EXPENSES DO THE FUNDS PAY?

       Each Fund is responsible for the payment of its expenses, including: brokerage and commission expenses; taxes; interest charges on borrowings (if any); custodial charges and expenses; investment management fees due to the Investment Manager; fees paid pursuant to a Rule 12b-1 plan, if applicable; and all other operating expenses (e.g., legal and audit fees, securities registration expenses, and compensation of directors who are not affiliated with the Investment Manager).
       To limit the expenses of each Fund, the Investment Manager has agreed to pay each Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the respective

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Company attributable to the Fund for the quarter (except interest, taxes and extraordinary expenses) exceed the following expense ratios on an annual basis through December 31, 1998: Technology Fund and Global Small Cap Fund - 1.75%; Health Care Fund, Biotechnology Fund and Emerging Markets Fund - 1.50%; International Fund - 1.00%; and Large Cap Fund - 0.95%. Each Fund will reimburse the Investment Manager for fees deferred or other expenses paid by the Investment Manager pursuant to this agreement in later years in which operating expenses are otherwise less than such expense limitation. Accordingly, until all such amounts are reimbursed, a Fund's expenses will be higher, and its total return will be lower, than would otherwise have been the case. No interest, carrying or finance charge will be paid by a Fund with respect to any amounts representing fees deferred or other expenses paid by the Investment Manager. In addition, a Fund will not be required to repay any unreimbursed amounts to the Investment Manager upon termination of its investment management agreement.

HOW DO THE FUNDS DECIDE WHICH BROKERS TO USE?

       The Investment Manager, subject to the overall supervision of the Boards of Directors, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of each transaction, the Investment Manager evaluates a wide range of criteria. Subject to the requirement of seeking best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. Subject to the requirement of seeking the best available execution, the Investment Manager may also place orders with brokerage firms that have sold shares of a Fund.
       A Fund may in some instances invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. A Fund may also purchase listed securities through the third market (over-the-counter trades of exchange-listed securities) or fourth market (direct trades of securities between institutional investors without the intermediation of a broker-dealer). When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager seeks to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.
       When appropriate and to the extent consistent with applicable laws and regulations, a Fund may execute brokerage transactions through Dresdner Kleinwort Benson North America LLC, a wholly owned subsidiary of Dresdner, or other broker-dealer subsidiaries or affiliates of Dresdner.

WHO IS THE FUNDS' DISTRIBUTOR?

       Funds Distributor, Inc. (the "Distributor"), whose principal place of business is 60 State Street, Suite 1300, Boston, Massachusetts 02109, acts as distributor of shares of each Fund. The Distributor is engaged in the business of providing mutual fund distribution services to registered investment companies, and is an indirect wholly owned subsidiary of Boston Institutional Group, Inc., which is not affiliated with the Investment Manager or Dresdner.
       The Equity Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of the Large Cap Fund, Global Small Cap Fund, Global Health Care Fund and Biotechnology Fund. Under the distribution plans, each Fund pays the Distributor an annual fee of up to 0.25% of its average daily net assets (0.15% for the Large Cap Fund) as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Fund. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the prospectus to persons who are not already stockholders, and indirect and overhead costs associated with the sale of shares of the Fund. If in any month the Distributor is due more from a Fund for such services than is immediately payable because of the expense limitation under the plans, the unpaid amount is carried forward from month to month while the plan is in effect until such time as it may be paid.

WHO ARE THE FUNDS' CUSTODIANS AND TRANSFER AGENT?

       State Street Bank and Trust Company acts as the custodian, transfer agent, redemption agent and dividend paying agent for the International Fund, Technology Fund, Health Care Fund, Global Small Cap Fund, Biotechnology Fund and Large Cap Fund and as transfer agent, redemption agent and dividend paying agent for the Emerging Markets Fund. State Street's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171.
       Brown Brothers Harriman & Co. acts as the Emerging Markets Fund's custodian. Brown Brothers' principal business address is 40 Water Street, Boston, Massachusetts 02109.

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 HOW TO PURCHASE SHARES

WHAT IS THE OFFERING PRICE FOR FUND SHARES?

       Shares of the Funds are offered on a continuous basis at the offering price next determined after receipt of an order in proper form. The offering price is the net asset value per share. The minimum initial investment is $5,000, and the minimum subsequent investment is $250 (other than investments through a Fund's automatic dividend reinvestment plan). However, for investors purchasing shares through a broker-dealer or other intermediary having a service agreement with the Investment Manager and maintaining an omnibus account with any of the Funds, the minimum initial investment may differ.


HOW CAN I PURCHASE FUND SHARES BY MAIL?

       Investors or their duly authorized agents may purchase shares of any of the Funds by sending a signed, completed subscription form to National Financial Data Services ("NFDS"), an affiliate of State Street Bank and Trust Company, at P.O. Box 419927, Kansas City, Missouri 64141-6927, and paying for the shares as described below. Shares may also be purchased through certain brokers which have entered into selling group agreements with the Distributor. Brokers may charge a fee for their services at the time of purchase or redemption. Subscription forms can be obtained from the Companies.
       Orders for shares received by NFDS, or any other authorized agent of the Companies, prior to the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading will be priced at the net asset value (see HOW ARE SHARES PRICED?) computed as of the close of regular trading on the Exchange on that day. Each Company reserves the right to reject any subscription at its sole discretion. Orders received after the close of regular trading on the New York Stock Exchange, or on any day on which the Exchange is not open for trading, will be priced at the close of regular trading on the Exchange on the next succeeding day on which the Exchange is open for trading.
       Upon receipt of an order in proper form, NFDS will open a stockholder account in accordance with the investor's registration instructions. A confirmation statement reflecting the current transaction will be forwarded to the investor.


WHERE SHOULD I SEND MY SUBSCRIPTION PAYMENT?

       Payment for shares purchased should be made by check or money order. Checks should be bank or certified checks. Each Company may, at its option, accept a check that is not a bank or certified check; however, third-party checks will not be accepted. Payments should be sent to:


FUND NAME
P.O. Box 419927
Kansas City, MO 64141-6927

HOW CAN I PURCHASE FUND SHARES BY WIRE?

       Investors may also make initial or subsequent investments by electronic transfer of funds or wire transfer of federal funds. Before transferring or wiring funds, an investor must first call (800) 726-7240 for instructions. On the telephone, the following information will be requested: name of authorized person; stockholder account number (if such account number is in existence); name of Fund; amount being transferred or wired; and transferring or wiring bank name.
       Investors may be charged a fee if they effect transactions through a broker or agent. Your broker or agent is responsible for forwarding payment promptly to NFDS. Each Company reserves the right to cancel any purchase order for which payment has not been received by the third business day following the order.
       Share certificates will be issued only for full shares and only upon the specific request of the stockholder. Confirmation statements showing transactions in the stockholder's account and a summary of the status of the account serve as evidence of ownership of shares of a Fund.


CAN I PAY FOR SHARES WITH INVESTMENT SECURITIES?

       In its discretion, each Company may accept securities of equal value instead of cash in payment of all or part of the subscription price for Fund shares. Any such securities: (i) will be valued at the close of regular trading on the New York Stock Exchange on the day of acceptance of the subscription in accordance with the method of valuing a Fund's portfolio described under HOW ARE SHARES PRICED? below; (ii) will have a tax basis to the Fund equal to such value; (iii) must not be restricted securities; and (iv) must be permitted to be purchased in accordance with the Fund's investment objective and policies and must be securities that a Fund would be willing to purchase at that time. Prospective stockholders considering this method of payment should contact the appropriate Company in advance to discuss the securities in question and the documentation necessary to complete the transaction.

HOW ARE SHARES PRICED?

       The net asset value of each Fund on which its offering and redemption prices are based is the sum of the market value of the securities and other assets owned by the Fund less its liabilities (including expenses payable and accrued), computed pursuant to standards adopted by the Boards of Directors.
The net asset value of each share of a Fund is the quotient obtained by dividing the net assets of such Fund by the total number of shares of the Fund outstanding. The net asset value of a Fund's shares will be calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange is open for trading.

                                                                          [LOGO]

 STOCKHOLDER SERVICES

WHAT SERVICES ARE PROVIDED TO STOCKHOLDERS?

AUTOMATIC REINVESTMENT

       Each income dividend and capital gain distribution, if any, declared by a Fund will be reinvested in full and fractional shares based on the net asset value as determined on the payment date, unless the stockholder or his or her duly authorized agent has elected to receive all such payments, or only the dividend or distribution portions thereof, in cash. Changes in the manner in which dividend and distribution payments are made may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the appropriate Company and will be effective as to any subsequent payment if such notice is received prior to the record date used for determining the stockholders entitled to such payment. Any dividend and distribution election will remain in effect until such Company is notified by the stockholder in writing to the contrary.


EXCHANGE PRIVILEGE

       You may exchange shares of a Fund into shares of any other Fund offered through this Prospectus, without a sales charge or other fee, by contacting NFDS. Exchange purchases are subject to the minimum investment requirements of the series purchased. An exchange will be treated as a redemption and purchase for tax purposes.
       Shares will be exchanged at net asset value per share net determined after receipt by NFDS of: (i) a written request for exchange, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be exchanged; and (ii) stock certificates for any shares to be exchanged which are held by the stockholder. Exchanges will not become effective until all documents in the form required have been received by NFDS. A stockholder in doubt as to what documents are required should contact NFDS.


TELEPHONE PURCHASES AND REDEMPTIONS

       Commencing July 1, 1998, stockholders may purchase or redeem shares by calling (800) 726-7240. If a stockholder calls before 1:00 p.m. (Pacific Time), the purchase or redemption will be at the net asset value determined that day; if a stockholder calls after 1:00 p.m. (Pacific Time), the purchase or redemption will be at the net asset value determined on the next business day.
       Stockholders should realize that by utilizing the telephone privilege they may be giving up a measure of security that they may have if they were to purchase or redeem their shares in writing. Each Company will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if they do not do so, may be liable for any losses due to unauthorized or fraudulent instructions. Each Company reserves the right to refuse a telephone purchase or redemption request if it believes, that the person making the request is not authorized by the investor to make the request. Neither Company, nor their agents, will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a stockholder with respect to the telephone privilege.

ACCOUNT STATEMENTS

       Stockholder accounts are opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.


REPORTS TO STOCKHOLDERS

       Each Fund's fiscal year ends on December 31. Each Fund will issue to its stockholders semi-annual and annual reports. In addition, stockholders will receive quarterly statements of the status of their accounts reflecting all transactions having taken place within that quarter. In order to reduce duplicate mailings and printing costs, the Companies will provide one annual and semi-annual report and annual prospectus per household. The federal income tax status of stockholders' dividends and distributions will also be reported to stockholders after the end of each fiscal year.

STOCKHOLDER INQUIRIES

       Stockholder inquiries should be addressed to the appropriate Company at the address or telephone number on the front page of this Prospectus.


                                                                          [LOGO]

 REDEMPTION OF SHARES

HOW DO I REDEEM MY SHARES?

       Subject to the limitations described below, each Company will redeem the shares of its respective series tendered to it, at a redemption price equal to the net asset value per share as next computed following the receipt of all necessary redemption documents. Because the net asset value of a Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for those shares.
       Redemption payments will be made wholly in cash unless the appropriate Board of Directors believes that unusual conditions exist which would make such payment detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made in whole or in part in portfolio securities.
       Stockholders may be charged a fee if they effect transactions through a broker or agent.

WHEN WILL I RECEIVE MY REDEMPTION PAYMENT?

PAYMENT FOR SHARES

       Payment for shares redeemed will be made within seven days after receipt of: (i) a written request for redemption, signed by each registered owner or his or her duly authorized agent exactly as the shares are registered, which clearly identifies the exact names in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed;
(ii) stock certificates for any shares to be redeemed which are held by the stockholder; and (iii) the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians. Redemptions will not become effective until all documents in the form required have been received by the appropriate Company. A stockholder in doubt as to what documents are required should contact the appropriate Company.
       If either Company is requested to redeem shares for which it has not yet received payment,the mailing of a redemption check will be delayed until such time as payment has been collected, which may take up to 15 days. Delays in the receipt of redemption proceeds may be avoided if shares are purchased through the use of wire-transferred funds or other methods which do not entail a clearing delay.
       Upon execution of the redemption order, a confirmation statement will be forwarded to the stockholder indicating the number of shares sold and the proceeds thereof. Proceeds of all redemptions will be paid by check or federal funds wire no later than seven days after execution of the redemption order, except as provided below.

SUSPENSION OF REDEMPTIONS

       The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange is closed (other than a customary weekend or holiday closing) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities it owns is not reasonably practicable, or as a result of which it is not reasonably practical for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of stockholders.

WHAT ELSE SHOULD I KNOW ABOUT REDEMPTIONS?

REINSTATEMENT PRIVILEGE

       You may reinvest proceeds from a redemption of shares of a Fund, or proceeds of a dividend or capital gain distribution paid to you with respect to shares of a Fund, in the same Fund or any of the other Funds offered in this Prospectus. Send a written request and a check to the Dresdner RCM Global Funds within 90 days after the date of the redemption, dividend or distribution. Reinvestment will be at the next calculated net asset value after receipt. The taxability of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same series within 30 days.


INVOLUNTARY REDEMPTION

       In order to reduce a Fund's expenses, it may redeem all of the shares of any investor whose account has a net asset value of less than $5,000 due to redemptions (other than a stockholder who is a participant in a qualified retirement plan or whose initial investment is below $5,000). The Fund will give such stockholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.


                                                                          [LOGO]

 DIVIDENDS, DISTRIBUTIONS AND TAXES

WHAT DIVIDENDS AND OTHER DISTRIBUTIONS DO THE FUNDS PAY?

       Each Fund intends to pay to its stockholders all of each fiscal year's net investment income and net realized capital gains, if any, on its investment portfolio and net gains, if any, from foreign currency transactions. The amount and time of any such dividend or other distribution depends upon the realization by a Fund of income and capital gains from investments. Normally, dividend and other distribution payments are declared and paid by each Fund in December.
       A stockholder who purchases a Fund's shares shortly before the record date for a dividend or other distribution thereon will pay full price for the shares (known as buying a distribution) and then will receive some portion of his or her purchase price back as a taxable distribution even though, because the amount of the dividend or other distribution reduces the shares' net asset value, it actually represents a return of invested capital.


WHAT TAXES WILL I PAY ON THE FUNDS DIVIDENDS AND OTHER DISTRIBUTIONS?

       Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to stockholders as ordinary income. Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, will be taxable to stockholders as long-term capital gain, regardless of how long they have held their Fund shares and whether paid in cash or reinvested additional shares. Stockholders who are not subject to tax on their income generally will not be required to pay tax on dividends or distributions. Dividends and other distributions generally are taxable to stockholders at the time they are received. However, dividends declared in October, November and December by a Fund and made payable to stockholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend no later than January 31 of the following year.
       Federal law requires a Fund to withhold 31% of the amount of dividends, capital gain distributions and/or redemption proceeds payable to individual and certain other non-corporate stockholders if the stockholder has not properly furnished a certified correct taxpayer identification number and (except with respect to redemption proceeds) has not certified that backup withholding does not apply. Amounts withheld are applied to the stockholder's federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in an overpayment of taxes. Under the Code, distributions of investment company taxable income and net capital gain by a Fund to a stockholder who, as to the United States, is a non-resident alien individual, non-resident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership may also be subject to U.S. withholding tax, although distributions of net capital gain to such a stockholder generally will not be subject to withholding.

WILL THE FUNDS ALSO PAY TAXES?

       Each Fund intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. By doing so, it will not be subject to federal income tax with respect to investment company taxable income and net capital gain distributed to its stockholders.
       Each Fund may be required to pay income, withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If it is eligible to do so, a Fund may elect to "pass through" to its stockholders the amount of foreign income taxes paid by the Fund, if such election is deemed to be in the best interests of stockholders. If this election is made, stockholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Fund, and will be able to treat such taxes as either an itemized deduction or a foreign credit against U.S. income taxes (but not both) on their tax returns. If a Fund does not make that election, stockholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.


WHEN WILL I RECEIVE TAX INFORMATION?

       Each stockholder of a Fund will receive, after the end of each year, full information on dividends, capital gain distributions and other reportable amounts with respect to shares of the Fund for tax purposes, including information such as the portion taxable as capital gains and the amount of dividends, if any, eligible for the federal dividends-received deduction for corporate taxpayers.
       The foregoing is a general, abbreviated summary of the present U.S. federal income tax law applicable to dividends and distributions by the Funds; see the SAI for further information. Investors should consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received.


                                                                          [LOGO]

 GENERAL INFORMATION

WHAT OTHER INFORMATION SHOULD I KNOW ABOUT THE FUNDS?

       The authorized capital stock of the Capital Company is 1,000,000,000 shares of capital stock (par value $.0001 per share), of which 100,000,000 shares have been designated as shares of the International Fund. The authorized capital stock of the Equity Company is 1,000,000,000 shares of capital stock (par value $.0001 per share), of which 50,000,000 shares have been designated as shares of each of the Technology Fund, Global Small Cap Fund, Health Care Fund, Large Cap Fund, Biotechnology Fund, and Emerging Markets Fund. The Board of Directors of each Company may, in the future, authorize the issuance of other classes of shares of such Funds, or of other series of capital stock representing shares of additional investment portfolios or funds.
       All shares of each Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved affects only one series. There are no conversion or preemptive rights in connection with any shares. All shares of the Funds when duly issued will be fully paid and non-assessable. The rights of the holders of shares of each Fund may not be modified except by vote of the majority of the outstanding shares of such Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated when an account is closed.

       As of March 31, 1998, there were: 7,849,683 shares of the International Fund outstanding of which 38.6% were beneficially owned by The Pension Plan for Salaried Employees of Travelers Insurance Company and its Affiliates; 530,156 shares of the Technology Fund outstanding of which 35.2% were beneficially owned by RCM Capital Management Profit Sharing Plan; 400,865 shares of the Health Care Fund outstanding, 402,646 shares of the Global Small Cap Fund outstanding, 401,965 shares of the Large Cap Fund outstanding, 301,379 shares of the Biotechnology Fund outstanding, and 300,011 shares of the Emerging Markets Fund outstanding of which 99.8%, 99.3%, 99.5%, 99.5%, and 100%, respectively, were beneficially owned by clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division.

       Shares of each Company have non-cumulative voting rights, which means that the holders of more than 50% of all series of a Company's shares voting for the election of the directors can elect 100% of the directors of the Company if they wish to do so. In such event, the holders of the remaining less than 50% of the shares of the Company voting for the election of directors will not be able to elect any person to the Board of Directors of the Company.
       Neither Company is required to hold a meeting of stockholders in any year in which the 1940 Act does not require a stockholder vote on a particular matter, such as election of directors. A Company will hold a meeting of its stockholders for the purpose of voting on the question of removal of one or more directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and will assist in communicating with its stockholders as required by Section 16(c) of the 1940 Act.

       Because the Capital Company and the Equity Company are registered separately under the 1940 Act but are using a combined Prospectus and SAI there is a possibility that the series of either Company may be liable for any misstatements, inaccuracies or incomplete disclosures in such documents concerning the other Company.

       This Prospectus does not contain all of the information set forth in the Capital Company's and the Equity Company's respective registration statements and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statements and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. They are also available on the SEC's Internet Web Site at http://www.sec.gov.

                           DRESDNER RCM CAPITAL FUNDS, INC.

                           DRESDNER RCM EQUITY FUNDS, INC.


                          DRESDNER RCM LARGE CAP GROWTH FUND

                          DRESDNER RCM GLOBAL SMALL CAP FUND

                         DRESDNER RCM GLOBAL TECHNOLOGY FUND

                         DRESDNER RCM GLOBAL HEALTH CARE FUND

                           DRESDNER RCM BIOTECHNOLOGY FUND

                   DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND A

                          DRESDNER RCM EMERGING MARKETS FUND


                               FOUR EMBARCADERO CENTER

                           SAN FRANCISCO, CALIFORNIA 94111

                                    (800) 726-7240

                         STATEMENT OF ADDITIONAL INFORMATION

                                     May 1, 1998

Dresdner RCM International Growth Equity Fund A (the "International Fund") is a series of Dresdner RCM Capital Funds, Inc. (the "Capital Company"), an open-end management investment company. Dresdner RCM Large Cap Growth Fund (the "Large Cap Fund"), Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund"), Dresdner RCM Global Technology Fund (the "Technology Fund"), Dresdner RCM Global Health Care Fund (the "Health Care Fund"), Dresdner RCM Biotechnology Fund (the "Biotechnology Fund"), and Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") are series (each a "Fund" and, with the International Fund, the "Funds") of Dresdner RCM Equity Funds, Inc. (the " Equity Company" and, with the Capital Company, the "Companies"), an open-end management investment company. The Funds' investment manager is Dresdner RCM Global Investors LLC (the "Investment Manager").

This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Funds' Prospectus dated May 1, 1998 and should be read in conjunction with such Prospectus. The Prospectus may be obtained without charge by writing or calling either Company at the address and phone number above.

                                  TABLE OF CONTENTS

                                                                        PAGE

Investment Objectives and Policies . . . . . . . . . . . . . . . . .      2
Investment and Risk Considerations . . . . . . . . . . . . . . . . .     11
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . .     18
Execution of Portfolio Transactions. . . . . . . . . . . . . . . . .     20
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . .     22
The Investment Manager . . . . . . . . . . . . . . . . . . . . . . .     24
The Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . .     27
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . .     28
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . .     29
Dividends, Distributions and Tax Status. . . . . . . . . . . . . .       29
Investment Results . . . . . . . . . . . . . . . . . . . . . . . . .     32
Description of Capital Shares. . . . . . . . . . . . . . . . . . . .     34
Additional Information . . . . . . . . . . . . . . . . . . . . . . .     37

                            ------------------------------

                          INVESTMENT OBJECTIVES AND POLICIES

                            ------------------------------

INVESTMENT CRITERIA

In evaluating particular investment opportunities, the Investment Manager may consider such other factors, in addition to those described in the Prospectus, as the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.

INVESTMENT IN FOREIGN SECURITIES

The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve each Fund's investment objective, the Investment Manager allocates the Fund's assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objective are expected to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time to time a Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies, industries, countries, and regions.


INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. The Emerging Markets Fund may, and each other Fund will, invest in securities of companies that are organized or headquartered in developed foreign countries. A Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.


Although these countries have developed economies, even developed countries may be subject to periods of economic or political instability. For example, efforts by the member countries of the European Union to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Similarly, events in the Japanese economy and social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese Yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets in these and other developed foreign countries.


INVESTMENT IN EMERGING MARKETS. Each Fund may, and the Emerging Markets Fund will, invest in securities of companies organized or headquartered in developing countries with emerging markets. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and mature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to a Fund's overall limitations on investments in emerging market countries.


Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries, and thus the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets. See INVESTMENT AND RISK CONSIDERATIONS -- EMERGING MARKET SECURITIES for a more detailed discussion of the risk factors associated with investments in emerging market securities. In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in a Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.


It is unlikely that a Fund will be invested in equity securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for Fund assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.

CURRENCY MANAGEMENT

Securities purchased by the Funds may be denominated in U.S. dollars, foreign currencies, or multinational currency units such as the European Currency Unit, and the Funds will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks independent of its securities positions.

From time to time, the Funds may employ currency management techniques to enhance their total returns, although there is no current intention to do so. A Fund may not employ more than 30% of the value of its total assets, calculated at the time of purpose in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance return, they are considered speculative.

A Fund's ability and decision to purchase or sell portfolio securities may be affected by the laws or regulations in particular countries relating to convertibility and repatriation of assets. Because the shares of the Funds are redeemable in U.S. dollars each day the Funds determine their net asset value, the Funds must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, each Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The markets in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offer less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") for hedging purposes or to seek to increase total return when the Investment Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward contracts are considered speculative. In addition, a Fund may enter into forward contracts in order to protect against anticipated changes in future foreign currency exchange rates. Each Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Manager determines that there is a pattern of correlation between the two currencies. Each Fund may also engage in proxy hedging, by using forward contracts in a series of foreign currencies for similar purposes.

Each Fund may enter into forward contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each Fund may enter into forward contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Forward contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

If a Fund enters into a forward contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will segregate cash, U.S. Government securities, or other liquid debt or equity securities with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional assets will be segregated so that the value of the segregated assets will equal the amount of the Fund's commitment with respect to the contract.

A forward contract is subject to the risk that the counterparty to such contract will default on its obligations. Since a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will enter into such transactions only with the primary dealers or others deemed creditworthy by the Investment Manager.

OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes there is a pattern of correlation between the two currencies. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges.

The writer of a put or call option receives a premium and gives the purchaser the right to sell (or buy) the currency underlying the option at the exercise price. The writer has the obligation upon exercise of the option to purchase (or deliver) the currency during the option period. A writer of an option who wishes to terminate the obligation may effect a "closing transaction" by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received; a Fund could be required to purchase or sell additional foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Each Fund may purchase call or put options on currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.


When a Fund writes a put or call option on a foreign currency, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of its obligations under the option will be segregated by the Fund's custodian to collateralize the position.

CURRENCY SWAPS. Each Fund may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their currency swap positions entered into for hedging purposes. Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, or the delivery of the net amount of a party's obligations over its entitlements. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. Each Fund will maintain in a segregated account with the Fund's custodian cash, U.S. Government securities, or other liquid debt or equity securities equal to the amount of the Fund's obligations, or the net amount (if any) of the excess of the Fund's obligations over its entitlements, with respect to swap transactions. To the extent that such amount of a swap is segregated, the Companies and the Investment Manager believe that swaps do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund entering into a currency swap would be less favorable than it would have been if this investment technique were not used.

OPTIONS TRANSACTIONS

Each Fund may purchase listed put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by a Fund may not in each case exceed 5% of the value of the net assets of the Fund as of the date of purchase. In addition, a Fund will not purchase options if more than 25% of the value of its net assets would be hedged.

A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. Put and call options on various stocks and stock indices are traded on U.S. and foreign exchanges. A put option is covered if the writer segregates cash, U.S. Government securities or other liquid debt or equity securities equal to the exercise price. A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it.

PUT OPTIONS. If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an "insurance policy", as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which the Investment Manager feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

CALL OPTIONS. If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of "insurance policy" to hedge against losses that could incur if a Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security thereafter falls, the price the Fund pays for the security will in effect be increased by the premium paid for the call option less any amount for which such option may be sold.

STOCK INDEX OPTIONS. Each Fund may purchase put and call options with respect to stock indices such as the S&P Composite 500 Stock Price Index and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an index option depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Index prices may be distorted if trading of certain stocks included in an index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

DEALER OPTIONS. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Options not traded on an exchange generally lack the liquidity of an exchange-traded option, and may be subject to a Fund's restriction on investment in illiquid securities. In addition, dealer options may involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the options.

SHORT SALES

Each Fund, except the International Fund, may engage in short sales transactions. Although the International Fund may not make short sales of securities, it may maintain short positions in connection with its use of options, futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box", or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

FUTURES TRANSACTIONS

Each Fund may purchase and sell currency futures contracts and futures options, in accordance with the strategies more specifically described below, to hedge against currency exchange rate fluctuations or to enhance returns. The International Fund may also purchase and sell stock index futures contracts and futures options as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities.

FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the currency or index at the close of the last trading day of the contract and the price at which the currency or index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the currency or index. No physical delivery of the underlying currency or stocks in the index is made.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called "variation margin", to and from the FCM, will be made on a daily basis as the price of the underlying currency or stock index varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when a Fund has purchased a currency futures contract and the price of the underlying currency has risen, the Fund's position will have increased in value and the Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund has purchased a currency futures contract and the price of the underlying currency has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

CHARACTERISTICS OF FUTURES OPTIONS. Each Fund may also purchase call options and put options on currency or stock index futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

PURCHASE OF FUTURES. Each Fund may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates. Similarly, when the Investment Manager anticipates a significant stock market or stock market sector advance, the International Fund may purchase a stock index futures contract which affords a hedge against not participating in such advance at a time when the Fund is not fully invested in equity securities. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may later be purchased (with attendant costs) in an orderly fashion. As such purchase of individual stocks are made, an approximately equivalent amount of stock index futures would be terminated by offsetting sales.

SALE OF FUTURES. Each Fund may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of a Fund's portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies. Similarly, the International Fund may sell stock index futures contracts in anticipation of or during a general stock market or market sector decline that may adversely affect the market values of the Fund's portfolio of equity securities. To the extent that the Fund's portfolio of equity securities changes in value in correlation with a given stock index, the sale of futures contracts on that index would reduce the risk to the portfolio of a market decline and, by doing so, would provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of a put option on a currency futures or stock index futures contracts is analogous to the purchase of a put on individual stocks, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. Put options may be purchased to hedge a portfolio of stocks or a position in the futures contract upon which the put option is based against a possible decline in market value. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on a currency futures or stock index futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate movements or temporary exposure to market appreciation with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying currency or stock index itself, the call option may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the underlying currency or stock index futures contract. Like the purchase of a currency futures or stock index futures contract, a Fund would purchase a call option on a currency or stock index futures contract to hedge against an unfavorable movement in exchange rates.


LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, except for the Emerging Markets Fund, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be segregated with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.


The International Fund will not engage in transactions in stock index futures contracts and futures options for speculation, but only as a hedge against changes in the value of securities held in the Fund's portfolio, or securities which the Investment Manager intends to purchase for the portfolio, resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Investment Manager, they are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund's portfolio.


REGULATORY MATTERS. The Companies have filed claims of exemption from registration of the Funds as commodity pools with the Commodity Futures Trading Commission (the "CFTC"). Each Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a commodity pool operator and as a commodity trading advisor.

DEBT SECURITIES

Each Fund may purchase debt obligations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.


The debt obligations in which each Fund will invest (other than the Emerging Markets Fund) will be rated, at the time of purchase, BBB or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or equivalent ratings by other rating organizations, or, if unrated, will be determined by the Investment Manager to be of comparable investment quality. If the rating of an investment grade security held by a Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio. The

Emerging Markets Fund may also invest in debt obligations unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization.


U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality.

PREFERRED STOCKS

Each Fund may purchase preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

INVESTMENT IN ILLIQUID SECURITIES

Each Fund may purchase illiquid securities. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

CASH-EQUIVALENT INVESTMENTS

Other than as described under INVESTMENT RESTRICTIONS below, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currency units: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's; certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Capital Company's and the Equity Company's Boards of Directors (herein after collectively referred to as the "Board of Directors"); time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, a Fund may invest up to 100% of its assets in such cash-equivalent investments.

A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Board of Directors) to repurchase the security at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase.

PORTFOLIO TURNOVER

Each Fund may invest in securities on either a long-term or short-term basis. A Fund may invest with the expectation of short-term capital appreciation if the Investment Manager believes that such action will benefit the Fund's stockholders. A Fund also may sell securities that have been held on a short-term basis if the Investment Manager believes that circumstances make the sale of such securities advisable. This may result in a taxable stockholder paying higher income taxes on Fund distributions than would be the case for shareholders of investment companies emphasizing the realization of long-term capital gains. Because the Investment Manager will purchase and sell securities for each Fund's portfolio without regard to the length of the holding period for such securities, it is possible that a Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their funds for long-term capital appreciation or generation of current income. Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, a Fund's investment objective, and the need for funds for the redemption of a Fund's shares.


For example, a 150% portfolio turnover rate would occur if the value of purchases or sales of portfolio securities (whichever is less) by a Fund for a year (excluding purchases of U.S. Treasury issues and securities with a maturity of one year or less) were equal to 150% of the average monthly value of the securities held by the Fund during such year. As a result of the manner in which turnover is measured, a high turnover rate could also occur during the first year of a Fund's operations, and during periods when a Fund's assets are growing or shrinking.

INVESTMENT RESTRICTIONS

In making purchases within the foregoing policies, each Fund and the Investment Manager will be subject to all of the restrictions referred to under INVESTMENT RESTRICTIONS below. If a percentage restriction on a Fund's investment or utilization of assets set forth above or under INVESTMENT RESTRICTIONS is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. A Fund may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions.


Because certain of the Funds may invest more than 25% of their total assets in the securities of companies organized or headquartered in France, Germany, Japan or the United Kingdom, such Funds may be subject to increased risks due to political, economic, social or regulatory events that may occur in these countries. Such political, economic, social or regulatory developments may adversely effect the securities and currency markets of these countries.

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                          INVESTMENT AND RISK CONSIDERATIONS

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INVESTMENTS IN FOREIGN SECURITIES GENERALLY

Investments in foreign equity securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. stock markets.

At the same time, however, investing in foreign equity securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond a Funds' control. Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, each Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of a Fund, including the withholding of tax on dividends and other distributions and limitations on the repatriation of currencies. In addition, a Fund may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield and total return on such securities.

Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objective.

In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

Investment in debt obligations of supranational organizations involves additional risks. Such organizations' debt obligations generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

DEPOSITARY RECEIPTS

In many respects, the risks associated with investing in depositary receipts are similar to the risks associated with investing in foreign equity securities directly. In addition, to the extent that a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipts to issue and service depositary receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.


The information available for American Depositary Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards generally are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States. The information that is available concerning the issuers of the securities underlying European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.


A depositary receipt will be treated as an illiquid security for purposes of a Fund's restriction on the purchases of such securities unless the depositary receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES

There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. In addition, custodial services and other costs related to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Funds' investment returns from such securities.

In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a

Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability of additional investments in those countries.

INVESTMENTS IN SMALLER COMPANIES

Investment in the securities of companies with market capitalizations below $1 billion involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. The securities of small-sized concerns, as a class, have shown market behavior which has had periods of more favorable results, and periods of less favorable results, relative to securities of larger companies as a class. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which a Fund may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments in smaller capitalization companies may be regarded as speculative.


No Fund, except the Emerging Markets Fund, will invest more than 5% of the value of its total assets in securities issued by companies (including predecessors) that have operated for less than three years. The securities of such companies may have limited liquidity, which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.


CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities. Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.




OTHER DEBT OBLIGATIONS

Although securities rated BBB by Standard & Poor's or Baa by Moody's are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

JUNK BOND CONSIDERATIONS

The Emerging Markets Fund may invest up to 5% of its total assets in debt securities rated below "Baa" by Moody's, below "BBB" by Standard & Poor's, or below investment grade by other recognized rating agencies, or if unrated, securities determined by the Investment Manager to be of comparable quality, if the Investment Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Securities rated below "Baa" or "BBB" or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher-rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are generally considered to be subject to greater market risk in times of deteriorating economic conditions, and to wider market and yield fluctuations, than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Emerging Markets Fund may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities.

The Investment Manager will try to reduce the risk inherent in the Emerging Market Fund's investment in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Manager's research and credit analysis are a correspondingly more important aspect of its program for managing the Emerging Market Fund's investments in such debt securities. The Investment Manager will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, or have improved or are expected to improve in the future.

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity.

OPTIONS

There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instruments; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in U.S. option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.


Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.

FUTURES TRANSACTIONS

There are several risks in connection with the use of futures contracts in the Funds. One risk arises because the correlation between movements in the price of a futures contract and movements in the price of the security or currency which is the subject of the hedge is not always perfect. The price of the futures contract acquired by a Fund may move more than, or less than, the price of the security or currency being hedged. If the price of the future moves less than the price of the security or currency which is the subject of the hedge, the hedge will not be fully effective but, if the price of the security or currency being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the security or currency being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the futures contract moves more than the price of the security or currency, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the price of the security or currency which is the subject of the hedge.


To compensate for the imperfect correlation of movements in the price of a security or currency being hedged and movements in the price of the futures, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the security or currency being hedged, if the historical volatility of the price of such security or currency has been greater than the historical volatility of the security or currency. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the security or currency being hedged is less than the historical volatility of the security or currency.


Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by a Fund may result in immediate and substantial loss, or gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold the instrument after the decline.


When futures are purchased by a Fund to hedge against a possible unfavorable movement in a currency exchange rate before the Fund is able to invest its cash (or cash equivalents) in stock in an orderly fashion, it is possible that the currency exchange rate may move in a favorable manner instead. If the Fund then decides not to invest in stock at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the security or currency which is the subject of a hedge, the price of futures contracts may not correlate perfectly with movements in the stock index or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the index or currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the security or currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index or currency and movements in the price of stock index or currency futures, a correct forecast of general market or currency trends by the Investment Manager still may not result in a successful hedging transaction over a short time frame.


Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.


Compared to the use of a futures contract, the purchase of an option on a futures contract involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.


A Fund will only enter into futures contracts or purchase futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge a portfolio security or currency, an increase in the price of the security or currency, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the security or currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.


Successful use of futures by the Funds for hedging purposes or to enhance returns is subject to the Investment Manager's ability to predict correctly movements in the direction of the security and currency markets. For example, if a Fund hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund would lose part or all of the benefit of the increased value of its stocks which it hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices which would reflect the rising market. Similarly, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager and its predecessor have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.

OTHER RISK CONSIDERATIONS

Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.


A number of transactions in which the Funds may engage are subject to the risks of default by the other party to the transaction. If the seller of securities pursuant to a repurchase agreement entered into by a Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited. Similarly, when a Fund engages in when-issued, reverse repurchase, forward commitment and related settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

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                               INVESTMENT RESTRICTIONS

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FUNDAMENTAL POLICIES

Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of the Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of (i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions provide that a Fund may not:

1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities) (this restriction does not apply to the Technology Fund, Health Care Fund or Biotechnology
     Fund).

2. Acquire more than 10% of the outstanding voting securities of any one issuer;

3.   Invest in companies for the purpose of exercising control or management;

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures, forward foreign currency exchange transactions, and currency options;

5. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

6. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and
     (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets;

7. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, or invest more than 15% of the value of its net assets in securities that are illiquid;

8. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

9. Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940
     Act) of the Company, other than unaffiliated broker-dealers;

10. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC. The Funds have no current intention of entering into commodities contracts except for currency futures and futures options;

11. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets;

12. Issue senior securities, except that the Fund may borrow money as permitted by restriction 4 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions; and

13. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

OPERATING POLICIES

Each Fund has adopted certain investment restrictions that are not fundamental policies and may be changed by the Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that a Fund may not:

1. Invest in interests in oil, gas, or other mineral exploration or development programs;

2. Invest more than 5% of the value of its total assets in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor);

3. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account); and

4. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the value of the Fund's net assets (this restriction does not apply to the International Fund).

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Companies under the 1940 Act does not involve any supervision by any federal or other agency of the Companies management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

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                         EXECUTION OF PORTFOLIO TRANSACTIONS

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The Investment Manager, subject to the overall supervision of the Board of Directors, makes each Fund's investment decisions and selects the broker or dealer to be used in each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of a transaction, the Investment Manager evaluates a wide range of criteria, including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, prior performance in serving the Investment Manager and its clients, and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate to the Investment Manager that a particular broker is in a position to obtain the best execution, the order is placed with that broker. This may or may not be a broker that has provided investment information and research services to the Investment Manager. Such investment information may include, among other things: a wide variety of written reports or other data on individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; information about companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of, or be delivered by, computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

Subject to the requirement of seeking the best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In electing such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Investment Manager exercises investment discretion. The Investment Manager continually evaluates all commissions paid in order to ensure that the commissions represent reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds), and it is recognized that a Fund may be charged commission paid to a broker or dealer who supplied research services not utilized by the Fund. However, the Investment Manager expects that each Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

Subject to the requirement of seeking the best execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. It is anticipated that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

The Funds may in some instances invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

For the fiscal year ended December 31, 1997, the Large Cap Fund, Global Small Cap Fund, Health Care Fund and Emerging Markets Fund paid in brokerage commissions $8,344, $19,389, $12,833 and $3,913, respectively, of which 77%,
98%, 95% and 100%, respectively, was paid to firms which provided research information. The Biotechnology Fund paid no brokerage commissions for the fiscal year ended December 31, 1997.

For the fiscal years ended December 31, 1997 and 1996, the Technology Fund paid in brokerage commissions $12,641 and $11,875, respectively, of which 89% and 83%, respectively, was paid to firms which provided research information.

For the fiscal years ended December 31, 1997, 1996 and 1995, the International Fund paid in brokerage commissions $518,944, $333,597 and $207,486, respectively, all of which was paid to firms which provided research information.


As noted below, the Investment Manager is a wholly owned subsidiary of Dresdner Bank AG ("Dresdner"). Dresdner Kleinwort Benson North America LLC ("Dresdner Kleinwort Benson") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Funds through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

In all such cases, the Dresdner Affiliates will act as agent for the Funds, and the Investment Manager will not enter into any transaction on behalf of the Funds in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of a brokerage commissions separate from the Investment Manager's management fee. It is the Investment Manager's policy that such commissions be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.

The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit plans, as well as individuals. In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio.

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                                DIRECTORS AND OFFICERS

                             ----------------------------

The names and addresses of the Directors and officers of the Companies and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, San Francisco, California 94111.

DEWITT F. BOWMAN, (67), Chairman and Director. Mr. Bowman is a Principal of Pension Investment Consulting, with which he has been associated since February 1994. From February 1989 to January 1994, he was Chief Investment Officer for California Public Employees Retirement System, a public pension fund. He serves as a director of RREEF America REIT, Inc. and the Wilshire Target Funds, and as a trustee of Brandes Investment Trust and Pacific Gas and Electric Nuclear Decommissioning Trust.

PAMELA A. FARR, (52), Director. Ms. Farr is a partner in Best & Co. LLC, a manufacturer and retailer of children's clothing and accessories. From 1991 to 1994, she was President of Banyan Homes, Inc., a real estate development and construction firm; and for eight years she was a management consultant for McKinsey & Company, where she served a variety of Fortune 500 companies in all aspects of strategic management and organizational structure.




FRANK P. GREENE, (61), Director. Mr. Greene is a partner and portfolio manager of Wood Island Associates, Inc., a registered investment adviser, with which he has been associated since August 1991. From November 1987 to August 1991, he was a Senior Vice President and Portfolio Manager of Siebel Capital Management, Inc., a registered investment adviser.

GEORGE G.C. PARKER, (59), Director. Mr. Parker is Associate Dean for Academic Affairs, and Director of the MBA Program and Dean Witter Professor of Finance at the Graduate School of Business at Stanford University, with which he has been associated since 1973. Mr. Parker has served on the Board of Directors of: the California Casualty Group of Insurance Companies since 1977; BB&K Holdings, Inc., a holding company for financial services companies, since 1980; H. Warshow & Sons, Inc., a manufacturer of specialty textiles, since 1982; Zurich Reinsurance Centre, Inc., a large reinsurance underwriter, since 1994; and Continental Airlines, since 1996. Mr. Parker served on the Board of Directors of the University National Bank & Trust Company from 1986 to 1995.

KENNETH E. SCOTT, (69), Director. Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School, with which he has been associated since 1967. He is also a director of certain registered investment companies managed by Benham Capital Management. Mr. Scott does not serve as a Director of the Equity Company.

RICHARD W. INGRAM, (42), President, Treasurer and Chief Financial Officer. Mr. Ingram is Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc., ("FDI"), the ultimate parent of which is Boston Institutional Group, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is also an officer of certain investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.




GARY S. MACDONALD, (33), Vice President and Assistant Treasurer. Mr. MacDonald is a Vice President of FDI, with which he has been associated since November 1996. From September 1992 to November 1996, he was a Vice President of BayBanks Investment Management/BayBanks Financial Services; and from April 1989 to September 1992, he was an analyst at Wellington Management Company. He is also Vice President and Assistant Treasurer of RCS. His address is 60 State Street, Suite 1300, Boston Massachusetts 02109.


DOUGLAS C. CONROY, (29), Vice President and Assistant Treasurer. Mr. Conroy is a Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI since April 1997. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was a Fund Accountant at The Boston Company, Inc. He is also an officer of certain investment companies distributed or administered by FDI. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

KAREN JACOPPO-WOOD, (31), Assistant Secretary. Ms. Jacoppo-Wood is a Vice President and Counsel of FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was a Senior Paralegal at The Boston Company Advisors, Inc. She is also an officer of certain investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

MARY A. NELSON, (34), Assistant Treasurer. Ms. Nelson is Vice President of Treasury Administration and Operations for FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is also an officer of certain investment companies distributed or administered by FDI. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

Regular meetings of each Company's Board of Directors are held on a quarterly basis. Each Company's Audit Committee, whose present members are George G.C. Parker and Kenneth E. Scott for the Capital Company and DeWitt F. Bowman and Frank P. Greene for the Equity Company, meets with its independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each Director of the Capital Company receives a fee of $9,000 per year plus $1,500 per series for each Board meeting attended and $500 for each Audit Committee meeting attended and each Director of the Equity Company receive a fee of $1,000 per year plus $500 for each Board meeting attended and $250 for each Audit Committee meeting attended. Each Director is reimbursed for travel and other expenses incurred in connection with attending Board meetings.

The following table sets forth the aggregate compensation paid by the Companies for the fiscal year ended December 31, 1997, to the Directors and the aggregate compensation paid to the Directors for service on the Board of Directors and that of all other funds in the "Company complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                                                                                         Total
                                                                                                     Compensation
                                                                Pension or                             from the
                                                                Retirement                           Companies and
                         Aggregate            Aggregate      Benefits Accrued     Estimate              Company
                       Compensation         Compensation        as Part of         Annual               Complex
                     from  the Equity     from the Capital     the Companies    Benefits Upon      Paid to Director
Name                      Company              Company           Expenses        Retirement               (1)
---------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman         $26,000             $49,500               None              N/A            $75,500

Pamela A. Farr           $15,750             $38,250               None              N/A            $54,000

Thomas S. Foley (2)      $14,750             $35,250               None              N/A            $50,000

Frank P. Greene          $16,000             $31,500               None              N/A            $47,500

George G.C. Parker       $11,750             $23,250               None              N/A            $35,000

Kenneth E. Scott         $0                  $38,250               None              N/A            $38,250


---------------------

(1) During the fiscal year ended December 31, 1997, there were nine funds in the complex.
(2) Mr. Foley served on each Company's Board of Directors from May 1996 through November 1997.


Each Director of the Capital Company or the Equity Company who is not an "interested person" as that term is defined in the 1940 Act, of the Investment Manager may elect to defer receipt of all or a portion of his or her fees for service as a Director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested either in 90-day U.S. Treasury bills or, if authorized by an order of the Securities and Exchange Commission ("Order", for which an application is pending) or otherwise, shares of the Common Stock of the Company of which he or she is a Director, or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability. The obligation to make these payments to the Directors of a Company pursuant to the Directors' Plan is a general obligation of such Company. Each Fund may, to the extent permitted by the 1940 Act and the Order, invest in 90-day U.S. Treasury bills or the Common Stock of the Capital Company and/or the Equity Company, to match its share of the deferred compensation obligation under the Directors' Plan.


As of December 31, 1997, no Director or officer of either Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Companies.

                            ------------------------------

                                THE INVESTMENT MANAGER

                            ------------------------------

The Board of Directors of each Company has overall responsibility for the operation of the such Company's Funds. Pursuant to such responsibility, the Board of Directors has approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. The

Companies, on behalf of their respective Funds, have retained as the Funds' Investment Manager Dresdner RCM Global Investors LLC, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970.

The Investment Manager is a wholly owned subsidiary of Dresdner, an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1996, of DM 561 billion ($388 billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is one of Germany's largest banks. Dresdner provides a full range of banking services, including traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this Prospectus, the nine members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Midler, Michael J. Apatoff, Luke D. Knecht, Jeffrey S. Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by the investment management agreement without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Companies.

Pursuant to an agreement among RCM Limited L.P. ("RCM Limited"), the Investment Manager, and Dresdner, RCM Limited manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of the Board of Managers. RCM Limited is a California limited partnership consisting of 45 limited partners and one general partner, RCM General Corporation, a California corporation. Twenty-four of the limited partners of RCM Limited are also principals of the Investment Manager, and the shareholders of RCM General. As of the date of this Prospectus, the following persons are limited partners of RCM Limited and shareholders of RCM General:
William L. Price, Michael J. Apatoff, Eamonn F. Dolan, John D. Leland, Jr., Jeffrey S. Rudsten, William S. Stack, Kenneth B. Weeman, Jr., Anthony Ain, Donna
L. Avedisian, John L. Bernard, Huachen Chen, Jacqueline M. Cormier, G. Nicholas Farwell, Joanne L. Howard, Stephen Kim, John A. Kriewall, Allan C. Martin, Andrew H. Massie, Jr., Melody L. McDonald, Lee N. Price, Walter C. Price, Jr., Gary B. Sokol, Andrew C. Whitelaw, and Jeffrey J. Wiggins.


The Investment Manager provides the Funds with investment supervisory services pursuant to Investment Management Agreements, Powers of Attorney and Service Agreements (the "Management Agreements") dated as of June 14, 1996 for the Technology Fund and International Fund, December 27, 1996 for the Global Small Cap Fund, Health Care Fund and Large Cap Fund, and December 30, 1997 for the Biotechnology Fund and Emerging Markets Fund. The Investment Manager manages the Funds' investments, provides various administrative services, and supervises the Funds' daily business affairs, subject to the authority of the Boards of Directors. The Investment Manager is also the investment manager for Dresdner RCM Growth Equity Fund and Dresdner RCM Small Cap Fund, each a series of Dresdner RCM Capital Funds, Inc.; RCM Strategic Global Government Fund, Inc. and The Emerging Germany Fund Inc., closed-end management investment companies; and is sub-adviser to Bergstrom Capital Corporation, a closed-end management investment company.

The Management Agreements with respect to the International Fund, Technology Fund, Global Small Cap Fund, Health Care Fund and Large Cap Fund were approved by the stockholders of the Funds on May 28, 1996, December 30, 1996 (for Global Small Cap Fund, Health Care Fund and Large Cap Fund), respectively, all of which were most recently approved by the unanimous vote of the Board of Directors of each Company on March 19, 1998. The Management Agreements with respect to the Biotechnology and Emerging Markets Fund were approved by the initial stockholders of each Fund as of December 30, 1997, and by the unanimous vote of the Equity Company's Board of Directors on December 11, 1997, and will continue in effect until December 30, 1999. A Fund's Management Agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Fund's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

Each Fund has, under its respective Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) fees pursuant to the Fund's Rule 12b-1 plan, (g) legal and audit fees, (h) SEC and "Blue Sky" registration expenses, and (i) compensation, if any, paid to officers and employees of the Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Funds. Expenses attributable to a Fund are charged against the assets of the Fund.

The Investment Manager has voluntarily agreed to limit each Fund's expenses as described in the Prospectus. In subsequent years, each Fund has agreed to reimburse the Investment Manager for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. This obligation will not be recorded on the books of a Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Investment Manager will be accrued by the Fund as a liability. No amounts were paid in fiscal 1997 under this reimbursement policy.

Each Fund's Management Agreement provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Manager's reckless disregard of its duties and obligations under the Management Agreement. Each Company has agreed to indemnify the Investment Manager against liabilities, costs and expenses that the Investment Manager may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Manager in connection with the performance of its duties or obligations under the Management Agreement or otherwise as investment manager of the various series of the Company. The Investment Manager is not entitled to indemnification with respect to any liability to a Fund or its stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Management Agreement.

Each Management Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund which is the subject of the Management Agreement, by a vote of the majority the Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

                             ----------------------------
                                   THE DISTRIBUTOR

                             ----------------------------

Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, (the "Distributor") serves as Distributor to each Fund. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

DISTRIBUTION AGREEMENT

Pursuant to Distribution Agreements with the Capital Company and the Equity Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. Each Distribution Agreement contains provisions with respect to renewal and termination similar to those in each Fund's Management Agreement discussed above. Pursuant to the Distribution Agreements, the Companies have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 arising in connection with the Distributor's activities on behalf of the Companies.

Each Company also has an Agreement with the Investment Manager and the Distributor pursuant to which the Distributor has agreed to provide: regulatory, compliance and related technical services to the Companies; services with regard to advertising, marketing and promotional activities; and officers to the Companies. The Investment Manager is required to reimburse the Companies for any fees and expenses of the Distributor pursuant to the Agreements.

DISTRIBUTION PLAN

Under a plan of distribution for the Equity Company with respect to the Large Cap Fund, Health Care Fund, Global Small Cap Fund and Biotechnology Fund (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor incurs the expense of distributing shares of these Funds. The Distribution Plan provides for reimbursement to the Distributor for the services it provides, and the costs and expenses it incurs, related to marketing shares of each such Fund. The Distributor is reimbursed for: (a) expenses incurred in connection with advertising and marketing shares of the Fund, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Fund's prospectus and statement of additional information.

The Distribution Plan continues in effect from year to year with respect to each such Fund, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the Equity Company, including a majority vote of the Directors who are not "interested persons" of such Company within the meaning of the 1940 Act and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the outstanding shares of the Fund. The Distribution Plan may not be amended to increase materially the amounts to be paid by a Fund for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors of the Equity Company in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.

The Distributor may pay broker-dealers and others, out of the fees it receives under the Distribution Plans, quarterly trail commissions of up to the following respective percentages, on an annual basis, of the average daily net assets attributable to shares of the Funds held in the accounts of their customers:
0.15% for the Large Cap Fund and 0.25% for the Global Small Cap Fund, Health Care Fund and Biotechnology Fund. During fiscal year ended December 31, 1997, no fees were paid to the Distributor pursuant to the Distribution Plans.

Pursuant to the Distribution Plans, the Board of Directors of the Equity Company will review at least quarterly a written report of the distribution expenses incurred on behalf of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors of the Equity Company who are not "interested persons" of the Company within the meaning of the 1940 Act will be committed to the Directors who are not interested persons of the Company.

                            ------------------------------

                                   NET ASSET VALUE

                            ------------------------------

For purposes of the computation of the net asset value of each share of each Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of regular trading on the day the securities are being valued, unless the Board of Directors determines that such price does not reflect the fair value of the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on the Nasdaq Stock Market or a similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Board of Directors deems appropriate to reflect their fair value.

Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Board of Directors in good faith deems appropriate to reflect their fair value.

Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of regular trading on the New York Stock Exchange. In addition, foreign securities and commodities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the appropriate Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

Debt obligations with maturities of 60 days or less are valued at amortized cost. The Companies may use a pricing service approved by the Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual rating characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.

                            ------------------------------

                          PURCHASE AND REDEMPTION OF SHARES

                            ------------------------------

The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is normally calculated once daily at the close of regular trading (currently 4:00 P.M. New York time) on the New York Stock Exchange on each day that the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by National Financial Data Services ("NFDS") prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to NFDS. Each Company reserves the right in its sole discretion to suspend the continued offering of one or more of its Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of each such Company and its respective series.

REDEMPTION OF SHARES

Payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the extent practicable, representing a pro rata portion of each of the portfolio securities held by the
Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if the Company of which it is a series believes that honoring such request is in the best interests of such series. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.

                            ------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

                            ------------------------------

Each income dividend and capital gain distribution, if any, declared by a Fund will be paid in full and fractional shares based on the net asset value as determined on the payment date for such distribution, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or other distribution portion thereof in cash. Changes in the manner in which dividend and other distribution payments are paid may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the appropriate

Company and will be effective as to any subsequent payment if such notice is received by such Company prior to the record date used for determining the stockholders entitled to such payment. Any distribution election will remain in effect until such Company is notified by the stockholder in writing to the contrary.




REGULATED INVESTMENT COMPANY. Each Fund has qualified and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. Each Fund is treated as a separate corporation for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies are applied separately to the Funds. In addition, net capital gains (the excess of net long-term capital gain over net short-term capital loss), net investment income, and operating expenses are determined separately for the Funds. By complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax with respect to net investment income and net realized capital gains distributed to its stockholders.

To qualify as a regulated investment company under Subchapter M, generally a Fund must: (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies and certain other income (including gains from certain options, futures and forward contracts), ("Income Requirement"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In any taxable year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and its net tax-exempt interest income (if any) ("Distribution Requirement"), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. The Funds expect to so distribute all of such income and gains on an annual basis and thus will generally avoid any such taxation.

Even if a Fund qualifies as a "regulated investment company," it may be subject to a federal excise tax unless it meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% ("Excise Tax") is imposed on the excess of a regulated investment company's "required distribution" for a calendar year ending within the regulated investment company's taxable year over the "distributed amount" for that calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income and net gains from certain foreign currency transactions) for the calendar year, (ii) 98% of capital gain net income (generally both long-term and short-term capital gain) for the one-year period ending on October 31 (as though that period were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of
(i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. The Funds intend to meet these distribution requirements to avoid Excise Tax liability.

Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividend and capital gain distributions they receive from a Fund whether paid in additional shares of the Fund or in cash. To the extent that dividends received by a Fund would qualify for the 70% dividends-received deduction available to corporations, the Fund must designate in a written notice to stockholders, within 60 days after the close of the Fund's taxable year, the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends-received deduction with respect to a dividend paid on Fund shares, a corporate stockholder must hold the Fund shares for at least 45 days during the 90 day period that begins 45 days before the shares become ex-dividend with respect to the dividend. Stockholders, such as qualified employee benefit plans, who are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions.

Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in the Funds under federal, state, and local tax laws.

WITHHOLDING. Dividends paid by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") generally will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply, however, if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with the conduct of a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net capital gain to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business generally are not subject to withholding or U.S. federal income tax.

FOREIGN CURRENCY, OPTIONS, FUTURES AND FORWARD CONTRACTS. Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities of foreign currencies, will qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS. Many of the options, futures contracts and forward contracts entered into by the Funds are "Section 1256 contracts." Any gains or losses realized on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character. Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the Excise Tax, on October 31 or such other dates as prescribed under the Code), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. As of the date of this Statement of Additional Information, it is not entirely clear whether the 60% portion of gains on Section 1256 contracts that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although proposed technical corrections legislation would do so.

STRADDLE RULES. Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the amount, character and timing of recognition of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Funds are not entirely clear.

Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders. A Fund may make one or more elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to elections made. The rules applicable under certain elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

SECTION 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain future contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security, contract or option and the date of disposition thereof are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES. A Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata shares of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata shares of foreign taxes in computing their taxable income or to use such amount (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "passed-through" for that year.

The foregoing is a general abbreviated summary of present U.S. federal income tax laws applicable to the Funds, their stockholders and dividend and capital gain distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and other distributions received from the Funds.

                            ------------------------------

                                  INVESTMENT RESULTS

                            ------------------------------

Average annual total return ("T") of a Fund is calculated as follows: an initial hypothetical investment of $1,000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividend and capital gain distributions by a Fund are paid at net asset value on the payment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through distributions is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:
                                          n
                                    P(1+T)  = ERV

The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividend and capital gain distributions and changes in share price during the period.

This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment;
(ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by utilizing ending values as determined above.

Average annual total returns of the Large Cap Fund, Global Small Cap Fund and Health Care Fund for the one year period ended December 31, 1997 were 31.99%, 25.48% and 30.00%, respectively. Average annual total returns of the Technology Fund for the one year period ended December 31, 1997, and since inception, were 27.08% and 26.84%, respectively. Average annual total returns for the International Fund for the one year period ended December 31, 1997, the Fund's first public offering, and since inception, were 17.93%, 19.99% and 18.36%, respectively.

In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with a Fund's investment objective and policies.

The Large Cap Fund may from time to time compare its investment results with the following:

1.   The S&P 500 Composite Index.

2. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

The Global Small Cap Fund and Health Care Fund may from time to time compare its investment results with the following:

1.   The S&P 500 Index.

2.   The Russell Midcap Index.

3. Data and mutual fund rankings published by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

The Technology Fund may from time to time compare its investment results with the following:

1.   The S&P 500 Index.

2.   The Russell Midcap Index.

3.   The Lipper Science & Technology Fund Index.

4.   The Hambrecht & Quist Technology Index.

5. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives and assets.

The Biotechnology Fund may from time to time compare its investment results with the following:

1.   The American Stock Exchange Biotechnology Index.

2.   The Russell 2000 Index.

3. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

The International Fund may from time to time compare its investment results with the following:

1.   The MSCI EAFE Market Capitalization-Weighted Index.

2.   The MSCI All Country World Free Ex-U.S. Index.

3.   The S&P 500 Index.

4. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.

The Emerging Markets Fund may from time to time compare its investment results with the following:

1.   The IFC Index of Investable Emerging Markets.

2.   The MSCI Emerging Markets Free Index.

3.   The S&P 500 Index.

4. Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc. and Morningstar, which rank mutual funds by overall performance, investment objectives, and assets.


                            ------------------------------

                            DESCRIPTION OF CAPITAL SHARES

                            ------------------------------

Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or Articles of Incorporation or Bylaws, each Company generally may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Company.

As of the March 31, 1998, there were 401,964.975 shares of the Large Cap Fund outstanding, 402,645.995 shares of the Global Small Cap Fund outstanding, 530,156.449 shares of the Technology Fund outstanding, 400,865.415 shares of the Health Care Fund outstanding, 301,379.147 shares of the Biotechnology Fund outstanding, 789,683.248 shares of the International Fund outstanding and 300,011.000 shares of the Emerging Markets Fund outstanding. On that date the following were known to the Companies to own of record more than 5% of the Funds' capital stock:

Name and Address of
BENEFICIAL OWNER                        SHARES HELD       % SHARES OUTSTANDING
----------------                        -----------       --------------------
LARGE CAP FUND

Clients of                              400,000                  99.5%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

GLOBAL SMALL CAP FUND

Clients of                              400,000                  99.3%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

TECHNOLOGY FUND

RCM Capital Management                  186,619                  35.2%
Profit Sharing Plan
Four Embarcadero Center
San Francisco, CA  94111

Walter C. Price                         105,326                  19.9%
c/o Dresdner RCM Global Investors
Four Embarcadero Center
San Francisco, CA  94111

Chen Family Trust                        27,184                   5.1%
c/o Dresdner RCM Global Investors
Four Embarcadero Center
San Francisco, CA  94111

HEALTH CARE FUND

Clients of                              400,000                  99.8%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

BIOTECHNOLOGY FUND

Clients of                              400,000                99.5%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany


INTERNATIONAL FUND

The Pension Plan for Salaried         3,029,700                38.6%
Employees of Travelers Insurance
Company and Its Affiliates
388 Greenwich Street
New York, NY  10013


JM Family Enterprises, Inc.           1,495,495                19.1%
100 NW 12th Avenue
Deerfield Beach, FL  33442


General Mills Inc.                      802,237                10.2%
c/o State Street Bank and Trust Company
P.O. Box 1992
Boston, MA  02105-1992


The Lurie Company                       532,480                 6.8%
555 California Street, Suite 1500
San Francisco, CA  94104

EMERGING MARKETS FUND

Clients of                              300,000                 100%
Dresdner Bank AG/Investment
Management
Institutional Asset Management
Division
Jurgen-Ponto-Platz
60301 Frankfurt
Germany

                            ------------------------------

                                ADDITIONAL INFORMATION

                            -----------------------------

COUNSEL

Certain legal matters in connection with the capital shares offered by the Prospectus have been passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. The validity of the capital stock offered by the International Fund has been passed upon by Morrison & Foerster, 425 Market Street, San Francisco, California 94105 and by Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201 for each of the other Funds. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, have been appointed as independent auditors for each Company.

LICENSE AGREEMENT

Under License Agreements dated as of December 11, 1997, the Investment Manager has granted each Company the right to use the "Dresdner RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, each Company has granted the Investment Manager, under certain conditions, the right to use any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

YEAR 2000

The services provided by the Funds' Investment Manager, Distributor, Custodians and other service providers depend on the proper functioning of their computer systems. Certain of these systems will require updating or replacement prior to the year 2000 to avoid errors when storing dates and making date-related calculations. The Funds understand that these firms (and their important vendors and business partners) are taking steps reasonably designed to prepare their computer systems for the 21st century. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on any one of the Funds.

FINANCIAL STATEMENTS

Incorporated by reference herein are the financial statements of the Funds contained in the Funds' Annual Reports to Shareholders for the year ended December 31, 1997, including the Report of Independent Accountants, dated February 20, 1998, the Statement of Investments in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the related Notes to Financial Statements. Information pertaining to the Biotechnology Fund and Emerging Markets Fund cover the period from December 30, 1997 (commencement of operations) through December 31, 1997. Copies of the Funds' Annual and Semi-Annual Reports to Shareholders will be available, upon request, by calling (800) 726-7240, or by writing to Four Embarcadero Center, San Francisco, California 94111.

REGISTRATION STATEMENT

The Funds' Prospectus and this Statement of Additional Information do not contain all of the information set forth in each Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. Each registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates. It is also available on the SEC's Internet Web site at http://www.sec.gov.

Statements contained in the Prospectus or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to each Company's registration statement, each such statement being qualified in all respects by such reference.

                                        PART C

                                  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS

     Statement of Assets and Liabilities, Statement of Investments in Securities and Net Assets, Statement of Operations and Statement of Changes in Net Assets for Dresdner RCM Capital Funds, Inc., on behalf of Dresdner RCM Growth Equity Fund, Dresdner RCM Small Cap Fund and Dresdner RCM International Growth Equity Fund A for the fiscal year ended December 31, 1997, which were previously filed with the Annual Report to Shareholders on March 2, 1998, are incorporated herein by reference.

(b)  EXHIBITS

     1. (a) Restated Articles of Incorporation of Registrant, previously filed with Post-Effective Amendment No. 20 on April 28, 1995, and incorporated herein by reference.

          (b) Form of Articles of Amendment to Restated Articles of Incorporation of Registrant, previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (c) Form of Articles Supplementary to Restated Articles of Incorporation of Registrant, previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

     2. (a) Bylaws of Registrant, as amended, previously filed with Post-Effective Amendment No. 18 on April 28, 1994, and incorporated herein by reference.

          (b) Form of Amendments to Bylaws of Registrant, previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

     3.   None

     4. (a) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of RCM Growth Equity Fund (currently known as Dresdner RCM Growth Equity Fund), previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (b) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of RCM Small Cap Fund (currently known as

               Dresdner RCM Small Cap Fund), previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (c) Proof of specimen of certificate for capital stock ($0.0001 par value) of Registrant, on behalf of RCM International Growth Equity Fund A (currently known as Dresdner RCM International Growth Equity Fund A), previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (d) Portions of Registrant's Restated Articles of Incorporation defining the rights of the holders of the securities being registered, previously filed with Post-Effective Amendment No. 20 on April 28, 1995, and incorporated herein by reference.

     5. (a) Form of Investment Management Agreement, Power of Attorney and Service Agreement between Registrant, on behalf of RCM Growth Equity Fund (currently known as Dresdner RCM Growth Equity Fund), and RCM Capital Management, L.L.C., (currently known as Dresdner RCM Global Investors LLC), previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (b) Form of Investment Management Agreement, Power of Attorney and Service Agreement between Registrant, on behalf of RCM Small Cap Fund (currently known as Dresdner RCM Small Cap Fund) and RCM Capital Management, L.L.C., (currently known as Dresdner RCM Global Investors LLC), previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (c) Form of Investment Management Agreement, Power of Attorney and Service Agreement between Registrant, on behalf of RCM International Growth Equity Fund A (currently known as Dresdner RCM International Growth Equity Fund A), and RCM Capital Management, L.L.C., (currently known as Dresdner RCM Global Investors LLC), previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

     6. (a) Form of Distribution Agreement between Registrant and Funds Distributor Inc. ("FDI"), previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (b) Form of Service Agreement among RCM Capital Management, a California Limited Partnership, (currently known as Dresdner RCM Global Investors LLC), RCM Equity Funds, Inc., RCM Capital Funds, Inc. (currently known as Dresdner RCM Equity Funds, Inc. and Dresdner RCM Capital Funds,

               Inc., respectively) and FDI, previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (c) Form of Fee Letter Agreement between Registrant, RCM Capital Management, a California Limited Partnership, (currently known as Dresdner RCM Global Investors LLC), RCM Equity Funds, Inc., RCM Capital Funds, Inc. (currently known as Dresdner RCM Equity Funds, Inc. and Dresdner RCM Capital Funds, Inc., respectively) and FDI, previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (d) Form of Selling Agreement, previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

     7.   None

     8. (a) Custodian Contract and remuneration schedule between Registrant and State Street Bank and Trust Company, previously filed with Post-Effective Amendment No. 18 on April 18, 1994, and incorporated herein by reference.

          (b) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company, previously filed with Post-Effective Amendment No. 18 on April 18, 1994, and incorporated herein by reference.

     9. (a) Form of Transfer Agency Agreement between Registrant, RCM Capital Trust Company (currently known as Dresdner RCM Trust Company) and RCM Capital Management, L.L.C. (currently known as Dresdner RCM Global Investors LLC), previously filed with Post-Effective Amendment No. 25 on June 7, 1996, and incorporated herein by reference.

          (b) License Agreement between Dresdner RCM Global Investors LLC and Registrant relating to the use by Registrant of the mark "Dresdner RCM", is filed herein as Exhibit 9(b).

     10. (a) Opinion of Morrison & Foerster as to legality of securities being registered, previously filed with Post-Effective Amendment No. 1 on May 9, 1979, and incorporated herein by reference.

          (b) Letter of Paul, Hastings, Janofsky & Walker LLP is filed herein as Exhibit 10(b).

     11.  Consent of Coopers & Lybrand is filed herein as Exhibit 11.

     12.  None

     13.  None

     14.  None

     15.  None

     16.  None

     17.  Financial Data Schedules are filed herein as Exhibit 17.

     18.  None

     19. Power of Attorney for DeWitt F. Bowman, Pamela A. Farr, Frank P. Greene and George G.C. Parker and Kenneth E. Scott, previously filed with Post-Effective Amendment No. 26 on May 6, 1997, and incorporated herein by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Dresdner RCM Large Cap Growth Fund, Dresdner Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Biotechnology Fund and Dresdner RCM Emerging Markets Fund are each series of Dresdner RCM Equity Funds, Inc., an open-end management investment company ("Equity Funds"), for which Dresdner RCM Global Investors LLC, acts as investment manager. RCM Strategic Global Government Fund, Inc. is a closed-end management investment company ("RCS"), for which Dresdner RCM Global Investors LLC acts as investment manager. Certain officers and/or directors of Capital Funds and RCS are also officers and/or directors of Registrant. Accordingly, Capital Funds and RCS may be deemed to be under common control with Registrant.

          Funds Distributor, Inc. ("FDI") acts as distributor of shares of the funds of Registrant. Certain officers or employees of FDI also serve as officers of Registrant, Capital Funds and RCS. Accordingly, FDI may be deemed to be under common control with Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                                 As of March 31, 1998

          TITLE OF CLASS                               NUMBER OF RECORD-HOLDERS

          Dresdner RCM Growth Equity Fund                        63
          Capital Stock
          ($0.0001 par value)

          Dresdner RCM Small Cap Fund                            67
          Capital Stock
          ($0.0001 par value)

          Dresdner RCM International                             28

          Growth Equity Fund A
          Capital Stock
          ($0.0001 par value)

ITEM 27.  INDEMNIFICATION.

          Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify directors and officers of the corporation under various circumstances as provided in such statute. A director or officer who has been successful on the merits or otherwise, in the defense of any proceeding, must be indemnified against reasonable expenses incurred by such person in connection with the proceeding. Reasonable expenses may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, after a determination that the facts then known to those making the determination would not preclude indemnification under the statute, and following receipt by the corporation of a written affirmation by the person that his or her standard of conduct necessary for indemnification has been met and upon delivery of a written undertaking by or on behalf of the person to repay the amount advanced if it is ultimately determined that the standard of conduct has not been met.

          Article VI of the Bylaws of Registrant contains indemnification provisions conforming to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended.

          The Registrant and the directors and officers of Registrant obtained coverage under an Errors and Omissions insurance policy. The terms and conditions of policy coverage conform generally to the standard coverage available throughout the investment company industry. The coverage also applies to Registrant's investment manager and its members and employees.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the provisions of Maryland law and Registrant's Articles of Incorporation and Bylaws, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Registrant's investment manager, Dresdner RCM Global Investors LLC, is a Delaware limited liability company, whose two members are Dresdner Bank AG ("Dresdner") and

Dresdner Kleinwort Benson North America, Inc. ("Dresdner Kleinwort Benson"). Dresdner is an international banking organization whose principal executive offices are located at Gallunsanlage 7, 60041 Frankfurt am Main, Frankfurt, Germany. Dresdner Kleinwort Benson is a wholly owned subsidiary of Dresdner whose principal executive offices are located at 75 Wall Street, New York, New York 10005.

The name and principal business address of the companies that the officers and members of the Board of Managers of Dresdner RCM have had, during the past two years, a director or officer position which is set forth below:

 Name of the Officer      Business Affiliations                Address
   or Member of the
  Board of Managers

Michael J. Apatoff     President and Member of       Four Embarcadero Center
                       the Board of Managers,        San Francisco, CA   94111
                       Dresdner RCM (February
                       1991 - present)

                       Director, Kleinwort Benson    75 Wall Street
                       Investment Management         New York, NY  10005
                       Americas Inc. ("KBIMA")
                       (December 1997 - present)

                       Director, Dresdner RCM        10 Fenchurch Street
                       Global Investors (UK)         London, UK  EC3M3LB
                       Limited ("Dresdner RCM
                       (UK)") (January 1998 -
                       present)

                       Vice President and            Four Embarcadero Center
                       Director, RCM Capital         San Francisco, CA   94111
                       Funds, Inc. ("Capital
                       Funds")
                       (November 1993 - June
                       1996)

                       President and Director,       Four Embarcadero Center
                       RCM Equity Funds, Inc.        San Francisco, CA   94111
                       ("Equity Funds")
                       (September 1995 - June
                       1996)

                       Vice President, RCM           Four Embarcadero Center
                       Strategic Global              San Francisco, CA   94111
                       Government Fund, Inc.
                       ("RCS")
                       (February 1994 - June
                       1996)

Gerhard Eberstadt      Dresdner Bank AG              Jurgen-Ponto-Platz 1
                       (May 1998 - present)          D-60301
                                                     Frankfurt am Main,
                                                     Germany

                       Chairman, Dresdner            75 Wall Street
                       Kleinwort Benson North        New York, NY  10005
                       America, Inc. (September
                       1996 - present)

                       Director, KBIMA (December     75 Wall Street
                       1997 - present)               New York, NY  10005

George N. Fugelsang    President, Chief Executive    75 Wall Street
                       Officer, Chairman,            New York, NY  10005
                       Dresdner Kleinwort Benson
                       North America LLC
                       (February 1994 -
                       present)

                       Director, Dresdner            75 Wall Street
                       Kleinwort Benson North        New York, NY  10005
                       America Services LLC
                       (September 1996 -
                       present); Director, KBIMA
                       (December 1997 - present)

                       Director, KBIMA (December     75 Wall Street
                       1997 - present)               New York, NY  10005

Susan C. Gause         Dresdner RCM (July 1994 -     Four Embarcadero Center
                       present)                      San Francisco, CA   94111

                       Treasurer and Chief           Four Embarcadero Center
                       Financial Officer, Capital    San Francisco, CA   94111
                       Funds (September 1994 -
                       June 1996)

                       Treasurer and Chief           Four Embarcadero Center
                       Financial Officer, Equity     San Francisco, CA   94111
                       Funds (September 1995 -
                       June 1996)

                       Treasurer and Chief           Four Embarcadero Center
                       Financial Officer, RCS        San Francisco, CA   94111
                       (October 1994 - June 1996)

Luke D. Knecht         Member of the Board of        Four Embarcadero Center
                       Managers, Dresdner RCM        San Francisco, CA   94111
                       (February 1997 - present)

                       Executive Director,           206 S. Wacker Drive
                       Russell Reynolds (September   Chicago, IL
                       1995 - January 1997)

Joachim Madler         Director, Dresdner Bank AG    Mainzer Lanstrasse 15-17
                       (September 1997 - present)    60301 Frankfurt,
                                                     Germany

                       Director, KBIMA (December     75 Wall Street
                       1997 - present)               New York, NY  10005

                       Director, Dresdner (South     Singapore
                       East Asia) (October 1997 -
                       present)

                       Managing Director, Dresdner   Farberstrasse 6,
                       Bank (Schweiz) AG             Zurich, Switzerland
                       (November 1997 - present)

                       Chairman, DFV Deutsche        Mainzer Lanstrasse 11-13
                       Fonds und Vorsorgeberatungs   60301 Frankfurt,
                       (July 1996 - June 1997)       Germany

                       Deutscher Investment-Trust    Mainzer Lanstrasse 11-13
                       (June 1996 - June 1997)       60301 Frankfurt,
                                                     Germany

                       Managing Director, GKS        Windmuhlweg 12
                       Gesellschaft fur              95030 Hof,
                       Kontenservice GmbH (June      Germany
                       1994 - June 1997)

William L. Price       Chairman and Member of the    Four Embarcadero Center
                       Board of Managers, Dresdner   San Francisco, CA   94111
                       RCM (December 1997 -
                       present)

                       Director, KBIMA (December     75 Wall Street
                       1997 - present)               New York, NY  10005

                       Director, Dresdner RCM (UK)   10 Fenchurch Street
                       (January 1998 - present)      London, UK  EC3M3LB

                       President and Chairman,       Four Embarcadero Center
                       Capital Funds (May 1979 -     San Francisco, CA   94111
                       June 1996)

                       Chairman, Equity Funds        Four Embarcadero Center
                       (September 1995 - June        San Francisco, CA   94111
                       1996)

Jeffrey S. Rudsten     Member of the Board of        Four Embarcadero Center
                       Managers, Dresdner RCM        San Francisco, CA   94111
                       (June 1978 - present)

                       Director, KBIMA (December     75 Wall Street
                       1997 - present)               New York, NY  10005

                       Vice President and            Four Embarcadero Center
                       Director, RCS (February       San Francisco, CA   94111
                       1994 - June 1996)

William S. Stack       Member of the Board of        Four Embarcadero Center
                       Managers, Dresdner RCM        San Francisco, CA   94111
                       (August 1994 - present)

                       Director, KBIMA (December     75 Wall Street
                       1997 - present)               New York, NY  10005

                       Director, Dresdner RCM (UK)   10 Fenchurch Street
                       (January 1998 - present)      London, UK  EC3M3LB

                       Vice President, Capital       Four Embarcadero Center
                       Funds (December 1994 - June   San Francisco, CA   94111
                       1996)

                       Vice President and            Four Embarcadero Center
                       Director, Equity Funds        San Francisco, CA   94111
                       (September 1995 - June
                       1996)

Kenneth B. Weeman,     Chief Operating Officer and   Four Embarcadero Center
Jr.                    Member of the Board of        San Francisco, CA   94111
                       Managers, Dresdner RCM
                       (October 1979 - present)

                       Director, KBIMA (December     75 Wall Street
                       1997 - present)               New York, NY  10005

                       Director, Dresdner RCM (UK)   10 Fenchurch Street
                       (January 1998 - present)      London, UK  EC3M3LB

                       Vice President and Director,  Four Embarcadero Center
                       Capital Funds (November       San Francisco, CA   94111
                       1993 - June 1996)

                       Vice President and            Four Embarcadero Center
                       Director, Equity Funds        San Francisco, CA   94111
                       (September 1995 - June
                       1996)

ITEM 29.  PRINCIPAL UNDERWRITERS.

          (a) Funds Distributor, Inc. ("FDI"), whose principal offices are located at 60 State Street, Suite 1300, Boston Massachusetts 02109, is the principal underwriter of Registrant. FDI is an indirect, wholly owned subsidiary of Boston Institutional Group, Inc., a holding company, all of whose outstanding shares are owned by key employees. FDI is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. FDI also serves as principal underwriter of the following investment companies:

               American Century California Tax-Free Municipal Funds American Century Capital Portfolios, Inc.
               American Century Government Income Fund
               American Century International Bond Funds
               American Century Investment Trust
               American Century Municipal Trust
               American Century Mutual Funds, Inc.
               American Century Premium Reserves, Inc.
               American Century Quantitative Equity Funds
               American Century Strategic Asset Allocations, Inc.
               American Century Target Maturities Trust
               American Century Variable Portfolios, Inc.
               American Century World Mutual Funds, Inc.
               BJB Investment Funds
               The Brinson Funds
               Dresdner RCM Equity Funds, Inc.
               Founders Fund
               Harris Insight Funds Trust
               HT Insight Funds, Inc. d/b/a Harris Insight Funds
               J.P. Morgan Institutional Funds
               J.P. Morgan Funds
               The JPM Series Trust
               The JPM Series Trust II
               LaSalle Partners Funds, Inc.
               Monetta Fund, Inc.
               Monetta Trust
               The Montgomery Funds
               The Montgomery Funds II

               The Munder Framlington Funds Trust
               The Munder Funds, Inc.
               The Munder Funds Trust
               Orbitex Group of Funds
               St. Clair Funds, Inc.
               The Skyline Funds
               Waterhouse Investors Family of Funds Inc.
               WEBS Index Fund, Inc.

               FDI does not act as a depositor or investment adviser of any investment company.

          (b)  The directors and executive officers of FDI are set forth below:

NAME AND PRINCIPAL         POSITIONS AND OFFICES          POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH FUNDS DISTRIBUTOR, INC.   WITH REGISTRANT
-------------------------------------------------------------------------------

Marie E. Connolly          Director, President and        None
                           Chief Executive Officer

George A. Rio              Executive Vice President       None

Richard W. Ingram          Executive Vice President       President, Treasurer
                                                          and Chief Financial
                                                          Officer

Donald R. Roberson         Executive Vice President       None

William S. Nichols         Executive Vice President       None

Margaret W. Chambers       Senior Vice President,         None
                           General Counsel, Chief
                           Compliance Officer,
                           Secretary and Clerk

Michael S. Petrucelli      Senior Vice President          None

Joseph F. Tower III        Director, Senior Vice          None
                           President, Treasurer and
                           Chief Financial Officer

Paula R. David             Senior Vice President          None

Allen B. Closser           Senior Vice President          None

Bernard A. Whalen          Senior Vice President          None

William J. Nutt            Chairman and Director          None

          (c)  Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of Registrant's investment manager, Dresdner RCM Global Investors LLC, Four Embarcadero Center, San Francisco, California 94111; and/or Registrant's distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

          Records covering portfolio transactions are also maintained and kept by Registrant's custodian and transfer agent, State Street Bank and Trust Company, U.S. Mutual Funds Services Division, P.O. Box 1713, Boston, Massachusetts 02105.

ITEM 31.  MANAGEMENT SERVICES.

          None

ITEM 32.  UNDERTAKINGS.

     (a)  Not applicable

     (b)  Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Dresdner RCM Capital Funds, Inc. has duly caused this Post-Effective Amendment No. 27 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 27 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on April 30, 1998.


                                   DRESDNER RCM CAPITAL FUNDS, INC.

                                   By: /s/ Richard W. Ingram, President
                                       ---------------------

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURE                       TITLE                 DATE

(1)  Principal Executive Officer             President           April 30, 1998


     /s/ Richard W. Ingram*
     ----------------------
     Richard W. Ingram


(2)  Chief Financial and Accounting Officer  Treasurer           April 30, 1998


     /s/ Richard W. Ingram*
     ----------------------
     Richard W. Ingram

               SIGNATURE                       TITLE                 DATE

(4)  Directors

     /s/ DeWitt F. Bowman*                                       April 30, 1998
     ---------------------
     DeWitt F. Bowman

     /s/ Pamela A. Farr*                                         April 30, 1998
     -------------------
     Pamela A. Farr

     /s/ Frank P. Greene *                                       April 30, 1998
     ---------------------
     Frank P. Greene

     /s/ George G.C. Parker *                                    April 30, 1998
     ------------------------
     George G.C. Parker

     /s/ Kenneth E. Scott *                                      April 30, 1998
     ----------------------
     Kenneth E. Scott





By:  /s/ Richard W. Ingram*                                       April 30, 1998
     ----------------------
     Richard W. Ingram
     as Attorney-in-Fact






---------------------------
* By Richard W. Ingram, pursuant to Power of Attorney dated June 14, 1996, and incorporated herein by reference to Exhibit 19 of Post-Effective Amendment No. 26.

                                 EXHIBIT INDEX


NUMBER                           DESCRIPTION

9(b)                             License Agreement

10(b)                            Letter of Paul, Hastings, Janofsky & Walker LLP

11                               Consent of Coopers & Lybrand


17                               Financial Data Schedules